UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7762

First Eagle Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Annual Report

October 31, 2021

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Income Fund

First Eagle Fund of America

First Eagle Small Cap Opportunity Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Annual Report | October 31, 2021

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	8
Performance Chart	14
First Eagle Global Fund
Fund Overview	24
Consolidated Schedule of Investments	26
First Eagle Overseas Fund
Fund Overview	40
Consolidated Schedule of Investments	42
First Eagle U.S. Value Fund
Fund Overview	54
Consolidated Schedule of Investments	56
First Eagle Gold Fund
Fund Overview	62
Consolidated Schedule of Investments	64
First Eagle Global Income Builder Fund
Fund Overview	68
Schedule of Investments	70
First Eagle High Income Fund
Fund Overview	86
Schedule of Investments	88
First Eagle Fund of America
Fund Overview	98
Schedule of Investments	100
First Eagle Small Cap Opportunity Fund
Fund Overview	104
Schedule of Investments	106
Statements of Assets and Liabilities	116
Statements of Operations	124
Statements of Changes in Net Assets	128
Financial Highlights	140
Notes to Financial Statements	160
Report of Independent Registered Accounting Firm	192
Fund Expenses	194
General Information	200
Board Considerations for Continuation of Advisory Agreement	201
Board Review of Management's Liquidity Risk Management Program	205
Tax Information	207
Privacy Notice	208
Additional Information	213

First Eagle Funds | Annual Report | October 31, 2021

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

Most people would recognize the famous opening words of Charles Dickens's A Tale of Two Cities, but how many recall the full, rather lengthy first sentence? "It was the best of times, it was the worst of times, it was the age of wisdom, it was the age of foolishness, it was the epoch of belief, it was the epoch of incredulity, it was the season of Light, it was the season of Darkness, it was the spring of hope, it was the winter of despair, we had everything before us, we had nothing before us, we were all going direct to Heaven, we were all going direct the other way—in short, the period was so far like the present period, that some of its noisiest authorities insisted on its being received, for good or for evil, in the superlative degree of comparison only."

Writing from the vantage point of mid-1800s London, Dickens was describing the seeds of societal unrest in 1775 France and England. But the opening of his novel has proved as timeless as it is profound and poignant; in fact, he could have been writing about the state of the world today as 2021 nears an end.

If we take our cues from equity markets, many of which hit new all-time highs during 2021, we appear to live in "the best of times." On the other hand, with infections from Covid-19 affecting more than 260 million people worldwide, killing 5.2 million and disrupting countless lives, perhaps we live in "the worst of times"?1

The growing societal awareness of large-scale problems such as climate change and inequity suggests an "age of wisdom" is upon us; there is now real impetus for change at a global level spanning public and private sectors, which in turn is drawing entrepreneurs, scientists and capital into devising solutions. At the same time, we remain prone to our "foolish" human tendency to grasp for panaceas, forgetting that real solutions require sustained effort over time. For example, a successful transition to more sustainable sources of energy will require long-term investment in not only renewables but also traditional sectors including oil and gas, nuclear and even coal for countries like China. Yet the public vilification of traditional energy companies would have us believe that an energy transition is imminent, and there have

1  Source: FactSet, Johns Hopkins; data as of November 28, 2021.

First Eagle Funds | Annual Report | October 31, 2021

Letter from the President (unaudited)

been moments in the past 24 months when the valuation of such stocks reflected this sentiment. Similarly, significant public sector spending financed through massive taxation likely won't solve inequities within countries or across economies, and certainly not overnight.

We live in a remarkable "epoch of belief" in science. When faced with Covid-19, teams of scientists globally leveraged mRNA technology to deliver highly effective vaccines faster than ever before, resulting in the administration of more than 7.9 billion doses worldwide and countless lives saved.2 At the same time, shorter innovation cycles also have created deep pockets of "incredulity" within the public, many of whom—represented most visibly by the emergent anti-vaxxer movement—worry that scientific rigor has been short-circuited by politics.

Never before in history has so much knowledge been so readily available to so many; surely, we must live in the "season of Light"? For example, the smartphones in our pockets carry more than a million times greater processing power than the "supercomputer" used to land Apollo 11 on the moon. Yet rising societal polarization suggests that many are prone to using these devices to retreat into the "Darkness" of online echo chambers that feed paranoias and amplify extreme views.

As I said, Dickens could as well have been writing about 2021. As they did during the time depicted in A Tale of Two Cities, the loudest, most extreme voices dominate the public narrative today, and financial markets have not been immune. At one extreme, some participants believe deeply that assets related to the new economy—whether electric vehicles, software as a service (SaaS), the sharing/gig economy, cryptocurrencies, web 3.0 or any number of next-gen innovations—are the only sectors worthy of investment and that all other businesses are dying relics. At the other, we see the widespread use of passive strategies that eschew all fundamental investment discretion in favor of mimicking the composition of an index, including the single-stock and sector risks, sometimes breathtaking valuations and lack of downside mitigation inherent in them.

Of course, today's darlings can quickly become tomorrow's also-rans and vice-versa. Over the past year, for example, we saw rebounds in a range of traditional-economy industries like energy, financial services and real estate as other areas of the market cooled. We saw value stocks outperform growth for much of the year after being trounced by a historical margin in 2020.3 In short, we saw markets behave in their predictably unpredictable way.

2  Source: The Wall Street Journal, Bloomberg; data as of November 28, 2021.

3  Source: FactSet; data as of November 30, 2021.

First Eagle Funds | Annual Report | October 31, 2021

Letter from the President (unaudited)

At First Eagle, we've long believed the best way to chart a steady path through an uncertain future—including periods marked by stark and often shifting polarities of opinion—is to focus on businesses in possession of scarce, durable assets that we believe have the potential to generate persistent cash flows over time. Supported by prudent management teams and robust capital structures, we believe such companies generally should prove resilient against the shifting tides and, if acquired at a price that represents a "margin of safety,"4 be well-positioned to potentially deliver shareholder value over the long term and help avoid the permanent impairment of your capital.

Global Value Team

The equity market trend was decidedly upward over the 12-month period covered by this report, though a close look at market dynamics painted a more nuanced picture. While investors showed renewed appreciation for well-positioned, well-financed and well-managed companies operating in the "real economy" earlier in the period, growth-oriented names reclaimed leadership toward the end. Given their grounding in value investing, the funds managed by the Global Value team historically have benefited from stock selection during periods when value is in favor and lag the broader markets when growth outperforms. Further, overall fund performance during the period was dampened by holdings of gold and gold-related equities. Despite the headwinds that gold has faced, the Global Value team continues to believe that gold is an effective counterweight to disruptive events over the long term.

High Income Team

Leveraged credit was a strong performer over the past 12 months, as ongoing demand from investors in a yield-starved world was met by ample supply from non-investment grade issuers. Lower-quality paper, in particular, has been a beneficiary of the risk-on backdrop within fixed income markets, as investors seemed confident that the monetary authorities once again would step up to provide liquidity should bond markets come under stress. The High Income team remained sharply focused on risk in this environment. Seeing limited upside in richly valued bonds and tight spreads in the secondary market, the team sought to deploy capital while reducing risks it was not being compensated to take. It remained up in quality and senior in the capital structure, and looked for potential opportunities in the new-issue market.

4   First Eagle defines "margin of safety" as the difference between a stock's market price and our estimate of its intrinsic value.

First Eagle Funds | Annual Report | October 31, 2021

Letter from the President (unaudited)

Small Cap Team

On April 27, 2021, we launched the Small Cap Opportunity Fund, which seeks the long-term growth of capital by investing in companies the portfolio management team believes to be attractively valued and have the potential to benefit from a catalyst—such as new management, a more favorable business cycle, product innovation and/or margin improvement—for a recovery in earnings growth. The Fund is managed by our new Small Cap team, which was formed in April 2021 when we brought in a team of four seasoned investment professionals from another manager. The team takes an opportunistic but disciplined approach to bottom-up portfolio construction, employing in-house fundamental research in an effort to identify companies that appear temporarily mispriced by the market due to inefficiently valued assets, turnaround potential, accelerating but overlooked earnings growth, or unacknowledged market leadership.

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,
President

December 2021

First Eagle Funds | Annual Report | October 31, 2021

Management's Discussion of Fund Performance (unaudited)

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares* increased 26.49% for the 12 months ended October 31, 2021, while the MSCI World Index increased 40.42%. The Fund's cash and cash equivalents position was 7.80% as of October 31, 2021.

The five largest contributors to the performance of First Eagle Global Fund over the period were Oracle Corp. (software, United States), Exxon Mobil Corp. (oil, gas & consumable fuels, United States), Cie Financière Richemont SA (Registered) (textiles, apparel & luxury goods, Switzerland), Teradata Corp. (software, United States) and Schlumberger NV (energy equipment & services, United States). Collectively, they accounted for 5.86% of this period's performance.

The five largest detractors were gold bullion, Barrick Gold Corp. (metals & mining, Canada), Secom Co. Ltd. (commercial services & supplies, Japan), Agnico Eagle Mines Ltd. (metals & mining, Canada) and Unilever plc (personal products, United Kingdom). Their combined negative performance over the period subtracted 1.27% from fund performance.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares* increased 17.35% for the 12 months ended October 31, 2021, while the MSCI EAFE Index increased 34.18%. The Fund's cash and cash equivalents position was 9.80% as of October 31, 2021.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Imperial Oil Ltd. (oil, gas & consumable fuels, Canada), Cie Financière Richemont SA (Registered) (textiles, apparel & luxury goods, Switzerland), Nutrien Ltd. (chemicals, Canada), Groupe Bruxelles Lambert SA (diversified financial services, Belgium) and Power Corp. of Canada (insurance, Canada). Collectively, they accounted for 5.43% of this period's performance.

The five largest detractors were gold bullion, Secom Co. Ltd. (commercial services & supplies, Japan), Barrick Gold Corp. (metals & mining, Canada), Unilever plc (personal products, United Kingdom) and Alibaba Group Holding Ltd., ADR (internet & direct marketing retail, China). Their negative performance over the period subtracted 1.29% from fund performance.

First Eagle Funds | Annual Report | October 31, 2021

Management's Discussion of Fund Performance (unaudited)

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares* increased 33.28% for the 12 months ended October 31, 2021, while the S&P 500 Index increased 42.91%. The Fund's cash and cash equivalents position was 5.80% as of October 31, 2021.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Oracle Corp. (software, United States), Exxon Mobil Corp. (oil, gas & consumable fuels, United States), Teradata Corp. (software, United States), Bank of New York Mellon Corp. (The) (capital markets, United States) and Deere & Co. (machinery, United States). Collectively, they accounted for 9.73% of this period's performance.

The five largest detractors were gold bullion, Barrick Gold Corp. (metals & mining, Canada), Agnico Eagle Mines Ltd. (metals & mining, Canada), Newmont Corp. (metals & mining, United States) and Royal Gold, Inc. (metals & mining, United States). Their combined negative performance over the period subtracted 1.27% from fund performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares* decreased 11.60% for the 12 months ended October 31, 2021, while the FTSE Gold Mines Index decreased 21.15%. The Fund's cash and cash equivalents position was 11.20% as of October 31, 2021.

The five largest contributors to the performance of First Eagle Gold Fund over the period were MAG Silver Corp. (metals & mining, Canada), Dundee Precious Metals, Inc. (metals & mining, Canada), Franco-Nevada Corp. (metals & mining, Canada), Pan American Silver Corp., CVR expiring 2/22/29 (metals & mining, Canada) and Kirkland Lake Gold Ltd. (metals & mining, Canada). Collectively, they accounted for 0.46% of this period's performance.

The five largest detractors were Barrick Gold Corp. (metals & mining, Canada), B2Gold Corp. (metals & mining, Canada), Novagold Resources, Inc. (metals & mining, Canada), Agnico Eagle Mines Ltd. (metals & mining, Canada) and gold bullion. Their combined negative performance over the period subtracted 6.89% from fund performance.

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares* increased 21.36% for the 12 months ended October 31, 2021, while the MSCI World Index increased 40.42% and the

*  Reflects performance for Class A shares without the effect of sales charges and assumes all distributions have been reinvested; if sales charges were included, values would be lower

First Eagle Funds | Annual Report | October 31, 2021

Management's Discussion of Fund Performance (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index decreased 0.48%. The composite index5 was up 22.71% over the same time period. The Fund's cash and cash equivalents position was 1.40% as of October 31, 2021.

The five largest contributors to the performance of First Eagle Global Income Builder Fund over the period were Exxon Mobil Corp. (oil, gas & consumable fuels, United States), Cie Financière Richemont SA (Registered) (textiles, apparel & luxury goods, Switzerland), Power Corp. of Canada (insurance, Canada), Groupe Bruxelles Lambert SA (diversified financial services, Belgium) and Wells Fargo & Co. (banks, United States). Collectively, they accounted for 5.24% of this period's performance.

The five largest detractors were gold bullion, Unilever plc (personal products, United Kingdom), Secom Co. Ltd. (commercial services & supplies, Japan), Agnico Eagle Mines Ltd. (metals & mining, Canada) and Fresnillo plc (metals & mining, Mexico). Their combined negative performance over the period subtracted 1.18% from fund performance.

First Eagle High Income Fund

The NAV of the Fund's Class I shares increased 7.29% for the 12 months ended October 31, 2021, while the Bloomberg Barclays U.S. Corporate High Yield Index increased 10.53%. The Fund's cash and cash equivalents position was 3.70% as of October 31, 2021.

The five largest contributors to the performance of First Eagle High Income Fund over the period were EnQuest plc 7.00%, 10/15/2023 (oil, gas & consumable fuels, United Kingdom), Antero Resources Corp. 5.625%, 6/1/2023 (oil, gas & consumable fuels, United States), Meredith Corp. 6.875%, 2/1/2026 (media, United States), Precision Drilling Corp. 7.75%, 12/15/2023 (energy equipment & services, Canada) and Osum Production Corp. 1st Lien Term Loan B-EXT (ICE LIBOR USD 3 Month + 7.50%), 7/31/2022 (oil, gas & consumable fuels, United States). Collectively, they accounted for 2.55% of this period's performance.

The five largest detractors were Southeastern Grocers, Inc. (food & staples retailing, United States), Akumin, Inc. 7.5%, 8/1/2028 (health care providers & services, United States), NGL Energy Partners LP 7.5%, 11/1/2023 (oil, gas & consumable fuels, United States), Arko Corp. 5.125%, 11/15/2029 (specialty retail, United States) and Pearl Merger Sub, Inc. 6.75%, 10/1/2028 (paper & forest, United States). Their combined negative performance over the period subtracted 0.38% from fund performance.

5  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

First Eagle Funds | Annual Report | October 31, 2021

Management's Discussion of Fund Performance (unaudited)

First Eagle Fund of America

The NAV of the Fund's Class Y shares increased 36.54% for the 12 months ended October 31, 2021, while the S&P 500 Index increased 42.91%. The Fund's cash and cash equivalent position was 0.80% as of October 31, 2021.

The five largest contributors to the performance of Fund of America over the period were Alphabet, Inc. (interactive media & services, United States), Oracle Corp. (software, United States), UnitedHealth Group, Inc. (health care providers & services, United States), Taiwan Semiconductor Manufacturing Co. Ltd. (semiconductors & semiconductor equipment, Taiwan) and Analog Devices, Inc. (semiconductors & semiconductor equipment, United States). Collectively, they accounted for 17.16% of this period's performance.

The five largest detractors were Alibaba Group Holding Ltd., ADR (internet & direct marketing retail, China), Unilever plc (personal products, United Kingdom), Aon plc, Class A (insurance, United States), Colgate-Palmolive Co. (household products, United States) and Baxter International, Inc. (health care equipment & supplies, United States). Their combined negative performance over the period subtracted 1.72% from fund performance.

First Eagle Small Cap Opportunity Fund

The NAV of the Fund's Class I shares decreased 0.47% from the Fund's April 27, 2021, inception through October 31, 2021, while the Russell 2000 Value Index increased 2.54%. The Fund's cash and cash equivalents position was 14.00% as of October 31, 2021.

The five largest contributors to the performance of First Eagle Small Cap Opportunity Fund over the period were Herc Holdings Inc. (trading companies & distributors, United States), Lydall Inc. (consumer discretionary products, United States), Earthstone Energy Inc., Class A (oil, gas & consumable fuels, United States), Cutera Inc. (health care equipment & supplies, United States) and HCI Group, Inc. (insurance, United States). Collectively, they accounted for 1.83% of this period's performance.

The five largest detractors were Regis Corp. (diversified consumer services, United States), Avaya Holdings Corp. (software, United States), VIA Optronics AG, ADR (electronic equipment, instruments & components, Germany), Mesa Air Group, Inc. (airlines, United States) and Modine Manufacturing Co. (auto components, United States). Their combined negative performance over the period subtracted 1.59% from fund performance.

First Eagle Funds | Annual Report | October 31, 2021

Management's Discussion of Fund Performance (unaudited)

Matthew McLennan Co-Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	T. Kimball Brooker, Jr. Co-Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Global Income Builder Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Edward Meigs Portfolio Manager Global Income Builder and High Income Funds

Sean Slein Portfolio Manager Global Income Builder and High Income Funds	Thomas Kertsos Portfolio Manager Gold Fund

Manish Gupta Portfolio Manager Global Fund and Fund of America	Christian Heck Portfolio Manager Overseas Fund and Fund of America

First Eagle Funds | Annual Report | October 31, 2021

Management's Discussion of Fund Performance (unaudited)

Julien Albertini Portfolio Manager Global Fund, Global Income Builder Fund and Fund of America	Alan Barr Portfolio Manager Overseas Fund

Mark Wright Portfolio Manager U.S. Value Fund	Idanna Appio Portfolio Manager Global Income Builder Fund

Bill Hench Portfolio Manager Small Cap Opportunity Fund

December 2021

The performance data quoted herein represent past performance and do not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month-end are available at www.feim.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management Teams as of December 2021 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Annual Report | October 31, 2021

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Fund
Class A (SGENX) without sales charge	26.49%	11.70%	8.76%	8.11%	12.77%	01/01/79[2]
with sales charge	20.16%	9.81%	7.65%	7.56%	12.64%	01/01/79[2]
Class C (FESGX)	25.53%	10.86%	7.94%	7.30%	9.54%	06/05/00
Class I (SGIIX)	26.82%	11.99%	9.05%	8.40%	10.46%	07/31/98
Class R3 (EARGX)	25.57%	11.35%	—	—	8.39%	05/01/18
Class R4 (EAGRX)	26.51%	11.80%	—	—	6.88%	01/17/18
Class R5 (FRGLX)	25.65%	—	—	—	9.90%	07/29/19
Class R6 (FEGRX)	26.91%	12.07%	—	—	8.40%	03/01/17
MSCI World Index[3]	40.42%	18.20%	15.45%	12.19%	10.07%	01/01/79
First Eagle Overseas Fund
Class A (SGOVX) without sales charge	17.35%	8.62%	5.50%	5.80%	9.80%	08/31/93
with sales charge	11.49%	6.77%	4.42%	5.26%	9.60%	08/31/93
Class C (FESOX)	16.49%	7.81%	4.72%	5.02%	8.38%	06/05/00
Class I (SGOIX)	17.71%	8.93%	5.80%	6.09%	9.70%	07/31/98
Class R3 (EAROX)	17.18%	8.41%	—	—	4.81%	05/01/18
Class R4 (FIORX)	17.53%	8.75%	—	—	3.58%	01/17/18
Class R5 (FEROX)	17.33%	—	—	—	8.27%	03/11/19
Class R6 (FEORX)	17.78%	9.01%	—	—	5.83%	03/01/17
MSCI EAFE Index[4]	34.18%	11.54%	9.79%	7.37%	5.46%	08/31/93

First Eagle Funds | Annual Report | October 31, 2021

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle U.S. Value Fund
Class A (FEVAX) without sales charge	33.28%	12.56%	10.83%	9.36%	9.24%	09/04/01
with sales charge	26.64%	10.64%	9.69%	8.80%	8.96%	09/04/01
Class C (FEVCX)	32.29%	11.69%	9.98%	8.53%	8.42%	09/04/01
Class I (FEVIX)	33.72%	12.89%	11.14%	9.66%	9.52%	09/04/01
Class R3 (EARVX)	33.10%	12.40%	—	—	10.27%	05/01/18
Class R4 (FIVRX)	33.13%	—	—	—	11.74%	07/29/19
Class R5 (FERVX)	33.35%	—	—	—	11.93%	07/29/19
Class R6 (FEVRX)	33.78%	12.91%	—	—	9.70%	03/01/17
S&P 500 Index[5]	42.91%	21.48%	18.93%	16.21%	9.34%	09/04/01
First Eagle Gold Fund
Class A (SGGDX) without sales charge	-11.60%	21.10%	5.25%	-3.27%	5.73%	08/31/93
with sales charge	-16.01%	19.05%	4.17%	-3.77%	5.54%	08/31/93
Class C (FEGOX)	-12.25%	20.19%	4.44%	-4.02%	5.31%	05/15/03
Class I (FEGIX)	-11.41%	21.42%	5.53%	-3.01%	6.39%	05/15/03
Class R3 (EAURX)	-11.72%	21.04%	—	—	11.37%	05/01/18
Class R4 (FIURX)	-11.52%	—	—	—	12.23%	07/29/19
Class R5 (FERUX)	-11.49%	—	—	—	12.22%	07/29/19
Class R6 (FEURX)	-11.33%	21.51%	—	—	7.01%	03/01/17
FTSE Gold Mines Index[6]	-21.15%	17.52%	4.08%	-6.27%	0.17%	08/31/93
MSCI World Index[3]	40.42%	18.20%	15.45%	12.19%	7.95%	08/31/93

First Eagle Funds | Annual Report | October 31, 2021

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Income Builder Fund
Class A (FEBAX) without sales charge	21.36%	8.32%	6.82%	—	6.33%	05/01/12
with sales charge	15.33%	6.49%	5.73%	—	5.76%	05/01/12
Class C (FEBCX)	20.48%	7.49%	6.01%	—	5.53%	05/01/12
Class I (FEBIX)	21.62%	8.55%	7.09%	—	6.60%	05/01/12
Class R3 (FBRRX)	21.12%	8.05%	—	—	5.93%	05/01/18
Class R4 (FIBRX)	21.34%	—	—	—	7.52%	07/29/19
Class R5 (EABRX)	21.34%	—	—	—	7.58%	07/29/19
Class R6 (FEBRX)	21.72%	8.59%	—	—	6.60%	03/01/17
Composite Index[7]	22.71%	13.46%	10.66%	—	8.54%	05/01/12
MSCI World Index[3]	40.42%	18.20%	15.45%	—	11.97%	05/01/12
Bloomberg Barclays U.S. Aggregate Bond Index[8]	-0.48%	5.63%	3.10%	—	2.89%	05/01/12
First Eagle High Income Fund
Class A (FEHAX) without sales charge	7.01%	4.97%	4.63%	—	4.99%	01/03/12
with sales charge	2.20%	3.35%	3.68%	—	4.50%	01/03/12
Class C (FEHCX)	6.20%	4.18%	3.85%	—	4.20%	01/03/12
Class I (FEHIX)	7.29%	5.26%	4.93%	5.34%	7.48%	11/19/07[9]
Class R3 (EARHX)	6.83%	4.82%	—	—	4.53%	05/01/18
Class R4 (FIHRX)	6.38%	—	—	—	4.60%	07/29/19
Class R5 (FERHX)	7.01%	—	—	—	5.09%	07/29/19
Class R6 (FEHRX)	7.34%	5.23%	—	—	4.60%	03/01/17
Bloomberg Barclays U.S. Corporate High Yield Index[10]	10.53%	7.43%	6.40%	6.78%	7.23%	11/19/07

First Eagle Funds | Annual Report | October 31, 2021

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Fund of America[11]
Class A (FEFAX) without sales charge	36.58%	13.14%	9.55%	9.81%	8.22%	11/20/98
with sales charge	29.75%	11.22%	8.43%	9.25%	7.98%	11/20/98
Class C (FEAMX)	35.52%	12.30%	8.73%	8.99%	7.43%	03/02/98
Class I (FEAIX)	36.88%	13.46%	9.87%	—	8.21%	03/08/13
Class Y (FEAFX)[12]	36.54%	13.13%	9.54%	9.80%	11.00%	04/10/87
Class R3 (EARFX)	36.40%	13.01%	—	—	7.50%	05/01/18
Class R4 (EAFRX)	36.76%	—	—	—	13.03%	07/29/19
Class R5 (FERFX)	36.88%	—	—	—	13.14%	07/29/19
Class R6 (FEFRX)	36.93%	13.50%	—	—	7.94%	03/01/17
S&P 500 Index[5]	42.91%	21.48%	18.93%	16.21%	10.71%	04/10/87
First Eagle Small Cap Opportunity Fund
Class A (FESAX) without sales charge	—	—	—	—	-3.56%	07/01/21
with sales charge	—	—	—	—	-8.36%	07/01/21
Class I (FESCX)	—	—	—	—	-0.47%	04/27/21
Class R6 (FESRX)	—	—	—	—	-3.46%	07/01/21
Russell 2000 Value Index[13]	—	—	—	—	2.54%	04/27/21
Russell 2000 Index[14]	—	—	—	—	0.31%	04/27/21

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle Fund of America and First Eagle Small Cap Opportunity Fund give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Income Fund gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the maximum contingent deferred sales charge (CDSC), which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to the shares sold or redeemed with the first year of purchase.

First Eagle Funds | Annual Report | October 31, 2021

Performance Chart1 (unaudited)

For First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Fund of America and First Eagle Small Cap Opportunity Fund, a CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1 million or more without an initial sales charge.

With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a CDSC of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Fund of America and First Eagle Small Cap Opportunity Fund require $1 million minimum investment and are offered without a sales charge.

Class Y Shares of First Eagle Fund of America are offered without a sales charge.

Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund and First Eagle Fund of America are offered without a sales charge.

Class R6 Shares of First Eagle Small Cap Opportunity Fund are offered without a sales charge.

2  The Fund commenced operations on April 28, 1970. Performance for periods prior to January 1, 2000, occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index.

4  The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index.

5  The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

6  The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested. One cannot invest directly in an index.

7  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

8  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. One cannot invest directly in an index.

9  First Eagle High Income Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

First Eagle Funds | Annual Report | October 31, 2021

Performance Chart1 (unaudited)

10  The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

11  Effective on August 14, 2020, Fund of America is managed by a portfolio management team at First Eagle Investment Management, LLC. Prior to that date, the Fund was managed by a third-party subadviser.

12  As of September 1, 2005, First Eagle Fund of America Class Y is closed to new accounts.

13  The Russell 2000® Value Index is a widely followed, unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is completely reconstituted annually. One cannot invest directly in an index.

14  The Russell 2000® Index is a widely followed, unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is completely reconstituted annually. One cannot invest directly in an index.

Expense ratios as stated in the most recent prospectus

	Class A	Class C	Class I	Class Y	Class R3	Class R4	Class R5	Class R6
First Eagle Global Fund	1.11%	1.87%	0.86%	—	1.18%	0.96%	2.29%	0.79%
First Eagle Overseas Fund	1.15	1.89	0.87	—	1.36	0.91	1.31	0.80
First Eagle U.S. Value Fund[15,16]	1.18	1.94	0.89	—	1.36	1.24	1.09	0.86
First Eagle Gold Fund	1.21	1.95	0.92	—	1.25	1.00	0.98	0.85
First Eagle Global Income Builder Fund	1.19	1.95	0.94	—	1.49	1.25	1.14	0.90
First Eagle High Income Fund[15,17]	1.08	1.85	0.79	—	1.20	1.59	1.00	0.82
First Eagle Fund of America[15,18]	1.02	1.76	0.68	1.02%	1.17	1.03	0.93	0.68
First Eagle Small Cap Opportunity Fund[15,19]	6.82	—	6.57	—	—	—	—	6.57

15  For the First Eagle U.S. Value Fund, First Eagle High Income Fund, First Eagle Fund of America and First Eagle Small Cap Opportunity Fund, had fees not been waived and/or expenses reimbursed, returns would have been lower.

16  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2022. This waiver has the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70% on First Eagle U.S. Value Fund.

17  Effective July 1, 2021, the Adviser has agreed to reduce the management fee from the annual rate of 0.70% of the average daily value of the Fund's net assets to the annual rate of 0.45% of the average daily value of the Fund's net assets. This fee reduction supersedes the management fee waiver that had been in effect prior to July 1, 2021.

First Eagle Funds | Annual Report | October 31, 2021

Performance Chart1 (unaudited)

18  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, Y, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 28, 2022 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, Y, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

19  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I, and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.25%, 1.00% and 1.00% of average net assets, respectively. Each of these undertakings lasts until February 28, 2023 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 1.25%, 1.00% and 1.00% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

These expense ratios are presented as of March 1, 2021 (except for First Eagle High Income Fund and First Eagle Small Cap Opportunity Fund's expense ratios presented as of July 1, 2021) and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value and liquidity of a Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate volatility. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses.

The outbreak of COVID 19 has resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

First Eagle Funds | Annual Report | October 31, 2021

Performance Chart1 (unaudited)

To the extent a Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. Currently, a substantial portion of the companies in which the Gold Fund invests are domiciled in Canada, although the mining operations of such companies may take place in other countries. Currently, a substantial portion of the companies in which the Global Fund and Overseas Fund invest are domiciled in Japan, although the operations of such companies may take place in other countries.

Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada's dependency on the economy of the United States, in particular, makes Canada's economy vulnerable to political and regulatory changes affecting the United States economy. These and other factors could negatively affect a Fund's performance.

A Fund's investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom's (''UK'') exit from the European Union (''Brexit''). Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A number of countries in the European Union (the "EU'') have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets.

The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect a Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect a Fund.

The value of a Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

By investing in its Subsidiary, each of the Global Fund, Overseas Fund, U.S. Value Fund, and Gold Fund are indirectly exposed to the risks associated with that Subsidiary's investments. The Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

In addition to investments in larger companies, each Fund (and the Small Cap Opportunity Fund generally will) may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when a Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Each Fund (except the Small Cap Opportunity Fund) considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. The Small Cap Opportunity Fund considers small companies to be companies with market capitalizations not greater than that of the largest company in the Russell 2000 Index at the time of investment. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful,

First Eagle Funds | Annual Report | October 31, 2021

Performance Chart1 (unaudited)

smaller companies, especially during extended periods of economic expansion. The Funds generally consider large companies to be companies with market capitalizations of $10 billion or greater.

Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

First Eagle High Income and First Eagle Global Income Builder Funds will invest in high yield instruments (commonly known as "high yield" or "junk" bonds) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

First Eagle High Income and Global Income Builder Funds invest in bank loans. These investments potentially expose a Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and a Fund may have difficulty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, a Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Funds that invest in bonds are subject to credit and interest rate risk. The value of a Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by a Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, with historically low interest rates in the United States and abroad, there is risk of significant future rate moves and related economic and markets impact.

Income generation and dividends are not guaranteed. If dividend paying stocks in the Fund's portfolio stop paying or reduce dividends a Fund's ability to generate income will be adversely affected.

An investment strategy that employs a "value" approach may pose a risk to a Fund that such investment strategy may not be successfully achieved. In any Fund, an investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, a Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

All investments involve the risk of loss.

First Eagle Funds | Annual Report | October 31, 2021

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First Eagle Global Fund

Fund Overview

Data as of October 31, 2021 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. This truly global fund is managed with a highly disciplined, bottom-up, value-oriented style.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Global Fund	Class A	without sales load	26.49	8.76	8.11
		with sales load	20.16	7.65	7.56
MSCI World Index			40.42	15.45	12.19
Consumer Price Index			6.22	2.73	2.02

Asset Allocation* (%)

Sectors* (%)

Financials	15.3
Information Technology	11.5
Consumer Staples	11.4
Industrials	10.3
Commodities	10.2
Consumer Discretionary	5.9
Health Care	5.7
Communication Services	5.6
Materials	5.6
Energy	5.0
Real Estate	3.9
Foreign Government Securities	1.3
Utilities	0.5
Short-Term Investments	7.8

Countries*~ (%)

United States	54.0
Japan	8.5
United Kingdom	6.0
France	4.1
Canada	3.3
Switzerland	2.4
Hong Kong	2.1
South Korea	1.8
Belgium	1.6
Brazil	1.6
Sweden	1.2
Mexico	1.1
Taiwan	1.1
China	0.8
Germany	0.8
Australia	0.3
Thailand	0.3
Ireland	0.3
Norway	0.3
Colombia	0.2
Malaysia	0.2
Peru	0.1
Indonesia	0.1
Short-Term Investments	7.8

^  Less than 0.05%.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be

U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	10.1
Oracle Corp. (Software, United States)	3.5
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	2.3
Comcast Corp. (Media, United States)	2.2
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	1.6
Philip Morris International, Inc. (Tobacco, United States)	1.5
Meta Platforms, Inc. (Interactive Media & Services, United States)	1.5
CH Robinson Worldwide, Inc. (Air Freight & Logistics, United States)	1.4
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods, Switzerland)	1.4
Microsoft Corp. (Software, United States)	1.3
Total	26.8

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Common Stocks — 80.7%
Australia — 0.3%
Newcrest Mining Ltd.	9,296,442	174,176,680
Belgium — 1.6%
Groupe Bruxelles Lambert SA	6,813,598	790,590,005
Brazil — 1.6%
Ambev SA, ADR	103,309,902	305,797,310
Itausa SA (Preference)	94,018,818	170,752,487
Wheaton Precious Metals Corp.	7,523,631	304,029,928
		780,579,725
Canada — 3.3%
Agnico Eagle Mines Ltd.	2,298,700	122,011,638
Barrick Gold Corp.	11,518,361	211,592,292
Franco-Nevada Corp.	769,497	109,797,572
Imperial Oil Ltd.	10,896,401	368,906,918
Nutrien Ltd.	6,483,286	453,246,524
Power Corp. of Canada	11,884,483	395,829,338
		1,661,384,282
China — 0.8%
Alibaba Group Holding Ltd., ADR*	1,191,372	196,504,898
Prosus NV*	2,195,299	193,368,501
		389,873,399
France — 4.1%
Danone SA	10,211,219	665,626,493
Legrand SA	2,088,047	227,785,328
LVMH Moet Hennessy Louis Vuitton SE	227,447	178,346,120
Saint Jean Groupe SA*	93,252	2,630,303
Sanofi	4,486,722	450,665,105
Sodexo SA*	3,827,240	372,349,478
Wendel SE	1,067,994	142,267,067
		2,039,669,894
Germany — 0.8%
Brenntag SE	1,126,149	107,139,954
Henkel AG & Co. KGaA (Preference)	3,163,492	283,409,414
		390,549,368

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Hong Kong — 2.1%
CK Asset Holdings Ltd.	37,986,500	234,644,838
Guoco Group Ltd.	12,748,580	148,974,598
Hongkong Land Holdings Ltd.	31,759,300	175,383,594
Hysan Development Co. Ltd.	23,322,348	81,083,415
Jardine Matheson Holdings Ltd.	6,979,771	405,407,123
		1,045,493,568
Ireland — 0.3%
CRH plc	3,284,015	157,152,688
Japan — 8.4%
Chofu Seisakusho Co. Ltd. (a)	3,224,200	58,257,118
FANUC Corp.	2,442,000	482,590,939
Hirose Electric Co. Ltd.	1,555,415	260,113,419
Hoshizaki Corp.	2,080,300	174,934,353
Hoya Corp.	1,355,340	199,517,645
Keyence Corp.	493,500	297,883,897
Komatsu Ltd.	6,756,000	176,948,560
Mitsubishi Electric Corp.	21,420,200	287,661,313
Mitsubishi Estate Co. Ltd.	22,346,780	339,603,813
MS&AD Insurance Group Holdings, Inc.	8,009,120	258,753,503
Olympus Corp.	2,001,224	43,352,606
Secom Co. Ltd.	6,337,130	432,017,777
Shimano, Inc.	1,517,390	423,372,470
SMC Corp.	507,056	302,593,390
Sompo Holdings, Inc.	9,373,500	406,499,053
T Hasegawa Co. Ltd. (a)	3,002,800	73,329,979
USS Co. Ltd.	997,600	16,079,621
		4,233,509,456
Mexico — 0.8%
Fomento Economico Mexicano SAB de CV, ADR	2,945,225	242,068,043
Fresnillo plc	5,590,827	65,795,980
Industrias Penoles SAB de CV*	6,401,020	82,077,194
		389,941,217
Norway — 0.3%
Orkla ASA	14,016,004	136,325,498

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
South Korea — 1.6%
Hyundai Mobis Co. Ltd.	612,650	132,435,996
KT&G Corp.	5,242,098	364,109,689
Lotte Confectionery Co. Ltd.	161,797	17,838,984
Lotte Corp.	913,277	25,580,770
Namyang Dairy Products Co. Ltd.	7,644	2,986,167
NAVER Corp.	304,531	105,880,160
Samsung Electronics Co. Ltd. (Preference)	3,025,981	166,235,391
		815,067,157
Sweden — 1.2%
Industrivarden AB, Class A	196,670	6,487,790
Investor AB, Class A	7,286,940	168,587,418
Investor AB, Class B	11,255,824	259,716,253
Svenska Handelsbanken AB, Class A	12,783,537	146,529,247
		581,320,708
Switzerland — 2.4%
Cie Financiere Richemont SA (Registered)	5,647,695	698,904,994
Nestle SA (Registered)	3,679,697	485,378,629
		1,184,283,623
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,862,904	552,912,185
Thailand — 0.3%
Bangkok Bank PCL, NVDR	47,278,400	174,963,794
United Kingdom — 5.9%
BAE Systems plc	15,641,334	117,938,197
Berkeley Group Holdings plc	4,757,063	283,752,032
British American Tobacco plc	18,940,473	658,833,097
Diageo plc	2,149,839	106,958,122
GlaxoSmithKline plc	14,146,132	293,685,439
Linde plc	828,640	264,501,888
Linde plc	128,568	41,365,036
Lloyds Banking Group plc	437,703,164	299,555,579
Reckitt Benckiser Group plc	4,483,021	363,944,150
Unilever plc	10,328,072	552,906,727
		2,983,440,267

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
United States — 43.8%
Alleghany Corp.*	309,855	201,833,350
Alphabet, Inc., Class A*	134,718	398,889,220
Alphabet, Inc., Class C*	148,554	440,523,517
American Express Co.	3,095,619	537,956,670
Analog Devices, Inc.	2,347,969	407,349,142
Anthem, Inc.	1,418,918	617,413,789
Bank of New York Mellon Corp. (The)	10,924,432	646,726,374
Becton Dickinson and Co.	1,130,197	270,783,899
Berkshire Hathaway, Inc., Class A*	728	315,152,656
Booking Holdings, Inc.*	165,236	400,000,004
Boston Properties, Inc., REIT	1,627,005	184,892,848
Brown & Brown, Inc.	5,245,466	331,041,359
CH Robinson Worldwide, Inc. (a)	7,426,526	720,298,757
Charles Schwab Corp. (The)	3,586,920	294,235,048
Colgate-Palmolive Co.	7,521,578	573,069,028
Comcast Corp., Class A	20,976,453	1,078,818,978
Cummins, Inc.	1,379,077	330,757,828
Deere & Co.	1,019,633	349,030,572
DENTSPLY SIRONA, Inc.	4,436,276	253,799,350
Douglas Emmett, Inc., REIT	4,485,027	146,570,682
Equity Residential, REIT	3,941,263	340,525,123
Expeditors International of Washington, Inc.	1,672,498	206,152,103
Exxon Mobil Corp.	17,715,752	1,142,134,531
Flowserve Corp. (a)	7,892,216	265,336,302
General Dynamics Corp.	242,088	49,083,342
HCA Healthcare, Inc.	1,616,211	404,796,207
IPG Photonics Corp.*	1,686,752	268,210,435
J G Boswell Co.	2,485	2,333,415
Kraft Heinz Co. (The)	4,471,740	160,490,749
Meta Platforms, Inc., Class A*	2,379,256	769,855,864
Microsoft Corp.	2,016,253	668,629,820
Mills Music Trust (a)	31,592	1,927,112
Newmont Corp.	8,146,408	439,906,032
NOV, Inc.* (a)	24,797,848	347,665,829
Oracle Corp.	18,452,220	1,770,305,987

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares		Value ($)
United States — 43.8% (continued)
Philip Morris International, Inc.		8,199,501	775,180,824
PPG Industries, Inc.		784,198	125,918,673
Royal Gold, Inc.		1,295,545	128,284,866
salesforce.com, Inc.*		1,339,249	401,359,533
Schlumberger NV		19,339,054	623,877,882
Scotts Miracle-Gro Co. (The)		646,137	95,925,499
Teradata Corp.* (a)		9,658,435	546,281,084
Texas Instruments, Inc.		2,221,032	416,399,079
Travelers Cos., Inc. (The)		2,167,437	348,697,265
Truist Financial Corp.		2,551,879	161,967,760
UGI Corp.		6,123,570	265,824,174
Union Pacific Corp.		1,349,610	325,795,854
Universal Health Services, Inc., Class B		2,583,686	320,635,433
US Bancorp		6,565,740	396,373,724
W R Berkley Corp.		3,504,173	278,932,171
Wells Fargo & Co.		6,712,587	343,415,951
Weyerhaeuser Co., REIT		12,883,978	460,215,694
Willis Towers Watson plc		2,526,356	612,085,532
			21,963,666,920
Total Common Stocks (Cost $24,986,642,266)			40,444,900,434
	Ounces
Commodities — 10.2%
Gold bullion* (Cost $3,015,662,623)		2,848,707	5,077,962,197
	Principal Amount ($)
Foreign Government Securities — 1.3%
Colombia — 0.3%
Republic of Colombia 5.75%, 11/3/2027	COP	504,289,700,000	122,955,713
Indonesia — 0.1%
Republic of Indonesia 8.38%, 3/15/2024	IDR	853,795,000,000	65,838,789

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)		Value ($)
Malaysia — 0.2%
Malaysia Government Bond 3.42%, 8/15/2022	MYR	443,682,000	108,479,109
Mexico — 0.3%
Mex Bonos Desarr Fix Rt 6.50%, 6/9/2022	MXN	1,940,060,000	94,380,508
8.00%, 12/7/2023	MXN	911,940,000	45,222,709
10.00%, 12/5/2024	MXN	536,240,000	28,126,293
			167,729,510
Peru — 0.2%
Republic of Peru 8.20%, 8/12/2026 (b)	PEN	249,858,000	71,224,506
South Korea — 0.2%
Republic of Korea 1.25%, 3/10/2026	KRW	131,948,880,000	107,301,784
Total Foreign Government Securities (Cost $676,701,070)			643,529,411
Corporate Bonds — 0.0% (c)
United States—0.0% (c)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡ (Cost $5,056,153)		5,467,000	5,856,524
	Number of Warrants
Warrants — 0.0% (c)
Switzerland—0.0% (c)
Cie Financiere Richemont SA, expiring 11/22/2023* (Cost $—)		12,749,074	9,190,027
	Principal Amount ($)
Short-Term Investments — 7.8%
Commercial Paper — 7.7%
American Honda Finance Corp. 0.14%, 11/3/2021 (d)		99,199,000	99,197,388
0.14%, 11/4/2021 (d)		64,926,000	64,924,713
0.16%, 11/22/2021 (d)		41,874,000	41,870,287
0.15%, 12/7/2021 (d)		30,000,000	29,995,255

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 7.7% (continued)
0.18%, 1/13/2022 (d)	39,750,000	39,735,230
Apple, Inc. 0.04%, 11/2/2021 (b)(d)	33,584,000	33,583,776
0.05%, 12/1/2021 (d)	52,169,000	52,166,609
0.05%, 12/8/2021 (b)(d)	35,000,000	34,998,055
BASF SE 0.09%, 11/12/2021 (d)	100,000,000	99,996,228
0.13%, 12/15/2021 (d)	56,000,000	55,991,738
0.13%, 12/16/2021 (b)(d)	68,800,000	68,789,543
Baxter International, Inc. 0.20%, 1/3/2022 (b)(d)	39,621,000	39,607,635
BNG Bank NV 0.07%, 11/12/2021 (b)(d)	30,432,000	30,431,184
BP Capital Markets plc 0.11%, 11/10/2021 (d)	18,358,000	18,357,523
CenterPoint Energy, Inc. 0.11%, 11/1/2021 (b)(d)	27,355,000	27,354,704
Cigna Corp. 0.20%, 1/14/2022 (b)(d)	87,274,000	87,237,413
Danaher Corp. 0.17%, 11/16/2021 (b)(d)	28,919,000	28,917,048
Dow Chemical Co. (The) 0.20%, 12/29/2021 (d)	50,000,000	49,982,209
EI du Pont de Nemours and Co. 0.18%, 12/20/2021 (b)(d)	78,547,000	78,528,280
Emerson Electric Co. 0.06%, 11/17/2021 (d)	30,000,000	29,998,892
Entergy Corp. 0.10%, 11/1/2021 (b)(d)	20,060,000	20,059,813
Erste Abwicklungsanstalt 0.09%, 11/1/2021 (b)(d)	112,257,000	112,256,233
0.07%, 11/17/2021 (b)(d)	75,000,000	74,996,319
Export Development Corp. 0.06%, 11/26/2021 (d)	35,983,000	35,981,321
0.05%, 12/1/2021 (d)	59,039,000	59,035,753
0.04%, 12/2/2021 (d)	13,317,000	13,316,245
0.05%, 12/6/2021 (d)	22,263,000	22,261,590

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 7.7% (continued)
Exxon Mobil Corp. 0.05%, 11/16/2021 (d)	27,973,000	27,972,161
0.05%, 11/17/2021 (d)	38,412,000	38,410,783
0.06%, 12/2/2021 (d)	56,289,000	56,285,810
0.07%, 12/16/2021 (d)	30,210,000	30,207,503
0.05%, 12/17/2021 (d)	38,052,000	38,048,737
FMS Wertmanagement 0.11%, 11/18/2021 (b)(d)	48,998,000	48,995,741
0.09%, 11/23/2021 (b)(d)	36,179,000	36,176,814
0.10%, 11/30/2021 (b)(d)	38,412,000	38,408,927
0.10%, 12/13/2021 (b)(d)	113,767,000	113,754,201
0.10%, 12/15/2021 (b)(d)	43,648,000	43,642,814
0.10%, 1/13/2022 (b)(d)	4,000,000	3,998,978
General Motors Financial Co., Inc. 0.24%, 11/1/2021 (d)	27,355,000	27,354,421
Hitachi International Treasury Ltd. 0.12%, 11/1/2021 (d)	18,236,000	18,235,802
Hydro-Quebec 0.05%, 11/15/2021 (b)(d)	30,000,000	29,999,150
Kreditanstalt fuer Wiederaufbau 0.08%, 11/1/2021 (b)(d)	54,750,000	54,749,726
0.05%, 12/1/2021 (d)	23,501,000	23,499,492
LVMH Moet Hennessy Louis Vuitton SE 0.10%, 11/5/2021 (b)(d)	32,052,000	32,051,564
MetLife Short Term Funding LLC 0.07%, 11/2/2021 (b)(d)	41,136,000	41,135,730
0.06%, 11/4/2021 (b)(d)	34,465,000	34,464,638
0.05%, 11/5/2021 (b)(d)	35,983,000	35,982,545
0.06%, 12/2/2021 (b)(d)	73,684,000	73,680,034
0.07%, 12/14/2021 (b)(d)	49,977,000	49,973,105
Mitsubishi International Corp. 0.08%, 12/14/2021 (b)(d)	65,000,000	64,993,356
0.10%, 12/22/2021 (b)(d)	65,000,000	64,992,200
Mitsui & Co. USA, Inc. 0.14%, 11/1/2021 (d)	21,883,000	21,882,723
Nestle Finance International Ltd. 0.05%, 11/2/2021 (b)(d)	45,090,000	45,089,744
0.07%, 11/9/2021 (b)(d)	31,787,000	31,786,466

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 7.7% (continued)
Nordea Bank Abp 0.10%, 11/8/2021 (b)(d)	83,117,000	83,115,361
NRW Bank 0.08%, 11/3/2021 (b)(d)	30,403,000	30,402,705
0.07%, 11/5/2021 (b)(d)	28,397,000	28,396,613
0.07%, 11/8/2021 (b)(d)	28,397,000	28,396,448
0.09%, 11/15/2021 (b)(d)	49,667,000	49,665,358
0.06%, 11/24/2021 (b)(d)	40,000,000	39,997,804
0.07%, 12/7/2021 (b)(d)	75,375,000	75,367,977
0.10%, 1/21/2022 (b)(d)	23,728,000	23,722,021
Nutrien Ltd. 0.14%, 11/16/2021 (d)	14,198,000	14,196,864
Oesterreichische Kontrollbank AG 0.07%, 12/2/2021 (d)	66,316,000	66,310,989
Parker-Hannifin Corp. 0.33%, 1/7/2022 (b)(d)	83,100,000	83,045,062
Procter & Gamble Co. (The) 0.06%, 1/24/2022 (d)	91,150,000	91,138,545
Province of Quebec 0.06%, 11/10/2021 (d)	37,481,000	37,480,250
0.07%, 11/16/2021 (b)(d)	63,380,000	63,378,099
0.07%, 11/19/2021 (b)(d)	45,481,000	45,479,408
0.07%, 12/3/2021 (b)(d)	61,215,000	61,211,429
0.08%, 1/31/2022 (d)	38,781,000	38,771,887
PSP Capital, Inc. 0.07%, 11/12/2021 (d)	19,262,000	19,261,483
0.10%, 11/15/2021 (d)	46,309,000	46,307,447
0.06%, 11/18/2021 (b)(d)	50,000,000	49,997,972
0.06%, 12/8/2021 (b)(d)	44,760,000	44,756,021
0.09%, 1/20/2022 (b)(d)	48,771,000	48,760,543
Sanofi 0.06%, 12/21/2021 (b)(d)	35,000,000	34,996,135
Siemens Capital Co. LLC 0.07%, 12/6/2021 (b)(d)	87,600,000	87,594,452
TotalEnergies Capital Canada Ltd. 0.08%, 11/9/2021 (d)	90,447,000	90,444,872

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 7.7% (continued)
0.08%, 11/10/2021 (d)	45,627,000	45,625,813
0.07%, 11/18/2021 (b)(d)	63,506,000	63,503,072
Walgreens Boots Alliance, Inc. 0.18%, 11/3/2021 (b)(d)	14,800,000	14,799,671
Total Commercial Paper (Cost $3,881,496,168)		3,881,468,450
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 0.04%, 11/4/2021 (d)	15,000,000	14,999,956
0.03%, 11/12/2021 (d)(e)	15,000,000	14,999,811
Total U.S. Treasury Obligations (Cost $29,999,835)		29,999,767
	Shares
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.03% (f) (Cost $275,654)	275,654	275,654
Total Short-Term Investments (Cost $3,911,771,657)		3,911,743,871
Total Investments — 100.0% (Cost $32,595,833,769)		50,093,182,464
Other Assets Less Liabilities — 0.0%		13,051,529
Net Assets — 100.0%		50,106,233,993

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2021 amounted to $2,508,446,393, which represents approximately 5.01% of net assets of the Fund.

(c)  Represents less than 0.05% of net assets.

(d)  The rate shown was the current yield as of October 31, 2021.

(e)  All or a portion of the security pledged as collateral.

(f)  Represents 7-day effective yield as of October 31, 2021.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,727,642,214
Aggregate gross unrealized depreciation	(2,109,824,656)
Net unrealized appreciation	$16,617,817,558
Federal income tax cost	$33,486,360,775

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	114,620,474	EUR	93,715,000	Bank of New York Mellon	11/17/2021	$6,254,367
USD	114,627,184	EUR	96,146,000	JPMorgan Chase Bank	1/19/2022	3,252,811
USD	170,168,578	EUR	143,584,000	UBS AG	2/16/2022	3,744,185
USD	75,237,945	GBP	54,378,000	UBS AG	2/16/2022	819,553
Total unrealized appreciation						14,070,916
EUR	93,715,000	USD	110,832,045	Bank of New York Mellon	11/17/2021	(2,465,939)
USD	132,031,257	EUR	113,933,000	Goldman Sachs	3/16/2022	(105,877)
USD	94,397,949	GBP	69,372,000	Goldman Sachs	3/16/2022	(503,231)
Total unrealized depreciation						(3,075,047)
Net unrealized appreciation						$10,995,869

Abbreviations

ADR  — American Depositary Receipt

COP  — Colombian Peso

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysia Ringgit

NVDR  — Non-Voting Depositary Receipt

PEN  — Peruvian Sol

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Affiliated Securities

Security Description	Shares at October 31, 2021	Market Value October 31, 2020	Purchases at Cost	Proceeds from Sales
Common Stocks — 4.5%
Japan — 0.8%
Chofu Seisakusho Co. Ltd.	3,224,200	$65,662,564	$—	$—
Hirose Electric Co. Ltd.^	1,555,415	276,532,947	—	(61,053,991)
T Hasegawa Co. Ltd.	3,002,800	58,518,604	—	—
		400,714,115	—	(61,053,991)
South Korea — 0.0% (a)
Namyang Dairy Products Co. Ltd.^	7,644	9,013,160	—	(15,024,456)
United States — 3.8%
CH Robinson Worldwide, Inc.	7,426,526	634,235,877	22,022,235	—
Flowserve Corp.	7,892,216	229,821,330	—	—
Mills Music Trust	31,592	1,168,904	—	—
NOV, Inc.* (b)	24,797,848	199,639,163	15,533,250	—
San Juan Basin Royalty Trust^	—	12,818,355	—	(19,721,720)
Teradata Corp.*	9,658,435	177,425,451	—	—
		1,255,109,080	37,555,485	(19,721,720)
Total Common Stocks		1,664,836,355	37,555,485	(95,800,167)
Total		$1,664,836,355	$37,555,485	$(95,800,167)
Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2021	Dividend Income
Common Stocks — 4.5%
Japan — 0.8%
Chofu Seisakusho Co. Ltd.	$—	$(7,405,446)	$58,257,118	$921,318
Hirose Electric Co. Ltd.^	17,005,952	27,628,511	260,113,419	3,147,714
T Hasegawa Co. Ltd.	—	14,811,375	73,329,979	1,266,637
	17,005,952	35,034,440	391,700,516	5,335,669
South Korea — 0.0% (a)
Namyang Dairy Products Co. Ltd.^	8,892,152	105,311	2,986,167	30,573

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2021

Affiliated Securities (continued)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2021	Dividend Income
United States — 3.8%
CH Robinson Worldwide, Inc.	$—	$64,040,644	$720,298,757	$14,631,247
Flowserve Corp.	—	35,514,972	265,336,302	6,313,773
Mills Music Trust	—	758,208	1,927,112	91,568
NOV, Inc.* (b)	—	132,493,415	347,665,829	—
San Juan Basin Royalty Trust^	(119,022,331)	125,925,696	—	1,771,128
Teradata Corp.*	—	368,855,633	546,281,084	—
	(119,022,331)	727,588,568	1,881,509,084	22,807,716
Total Common Stocks	(93,124,227)	762,728,319	2,276,195,767	28,173,958
Total	$(93,124,227)	$762,728,319	$2,276,195,767	$28,173,958

*  Non-income producing security.

^  Represents an unaffiliated issuer as of October 31, 2021.

(a)  Represents less than 0.05% of net assets.

(b)  Formerly known as National Oilwell Varco, Inc.

See Notes to Financial Statements

First Eagle Funds | Annual Report | October 31, 2021

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First Eagle Overseas Fund

Fund Overview

Data as of October 31, 2021 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on undervalued securities.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Overseas Fund	Class A	without sales load	17.35	5.50	5.80
		with sales load	11.49	4.42	5.26
MSCI EAFE Index			34.18	9.79	7.37
Consumer Price Index			6.22	2.73	2.02

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	17.3
Financials	15.6
Industrials	11.0
Commodities	10.2
Materials	8.1
Consumer Discretionary	7.6
Health Care	5.2
Information Technology	4.3
Real Estate	4.3
Energy	3.3
Foreign Government Securities	2.3
Communication Services	1.0
Short-Term Investments	9.8

Countries*~ (%)

Japan	17.4
United States	13.3
United Kingdom	9.9
France	6.5
Canada	6.2
Hong Kong	4.4
Switzerland	4.2
South Korea	3.9
Sweden	3.0
Belgium	2.7
Singapore	2.5
Brazil	2.5
Netherlands	2.0
Taiwan	1.9
Mexico	1.9
Germany	1.9
China	1.2
Chile	1.1
Norway	0.9
Thailand	0.7
Ireland	0.5
Colombia	0.4
Australia	0.4
Malaysia	0.3
Peru	0.2
Turkey	0.2
Indonesia	0.1
Short-Term Investments	9.8

^  Less than 0.05%.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption in urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	10.1
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	2.6
Danone SA (Food Products, France)	2.3
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods, Switzerland)	2.1
British American Tobacco plc (Tobacco, United Kingdom)	2.0
Nestle SA (Registered) (Food Products, Switzerland)	2.0
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	2.0
Willis Towers Watson plc (Insurance, United States)	1.9
Unilever plc (Personal Products, United Kingdom)	1.9
Nutrien Ltd. (Chemicals, Canada)	1.8
Total	28.7

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Common Stocks — 77.8%
Australia — 0.4%
Newcrest Mining Ltd.	2,725,136	51,057,721
Belgium — 2.7%
Groupe Bruxelles Lambert SA	3,253,637	377,523,431
Legris Industries SE*‡ (a)(b)(c)	905,366	20,293,634
		397,817,065
Brazil — 2.5%
Ambev SA, ADR	65,314,679	193,331,450
Itausa SA (Preference)	43,554,288	79,101,217
Wheaton Precious Metals Corp.	2,256,314	91,177,649
		363,610,316
Canada — 6.2%
Agnico Eagle Mines Ltd.	717,589	38,088,576
Barrick Gold Corp.	3,513,293	64,539,192
Franco-Nevada Corp.	224,985	32,102,538
Imperial Oil Ltd.	8,488,821	287,396,251
Nutrien Ltd.	3,835,473	268,137,917
Power Corp. of Canada	6,484,234	215,966,488
		906,230,962
Chile — 1.1%
Cia Cervecerias Unidas SA, ADR (b)	9,392,572	158,828,392
China — 1.2%
Alibaba Group Holding Ltd., ADR*	542,153	89,422,716
Prosus NV*	1,008,397	88,822,623
		178,245,339
France — 6.5%
Danone SA	5,117,957	333,618,128
Laurent-Perrier (b)	558,938	62,287,158
Legrand SA	851,876	92,931,267
LVMH Moet Hennessy Louis Vuitton SE	30,062	23,572,265
Saint Jean Groupe SA*	18,420	519,562
Sanofi	1,976,892	198,567,293
Sodexo SA*	1,804,517	175,560,185
Wendel SE	493,657	65,759,858
		952,815,716

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Germany — 1.9%
Brenntag SE	694,013	66,027,249
FUCHS PETROLUB SE (Preference)	1,779,066	85,225,517
Henkel AG & Co. KGaA (Preference)	1,439,033	128,919,403
		280,172,169
Hong Kong — 4.4%
CK Asset Holdings Ltd.	19,475,000	120,298,217
Great Eagle Holdings Ltd.	22,777,700	62,670,387
Guoco Group Ltd.	7,806,340	91,221,639
Hongkong Land Holdings Ltd.	15,883,500	87,713,058
Hysan Development Co. Ltd.	17,500,405	60,842,613
Jardine Matheson Holdings Ltd.	3,892,300	226,077,065
		648,822,979
Ireland — 0.5%
CRH plc	1,586,739	75,931,535
Japan — 17.4%
As One Corp.	709,140	97,210,714
Chofu Seisakusho Co. Ltd. (b)	1,829,100	33,049,468
Daiichikosho Co. Ltd. (b)	2,866,280	104,073,016
FANUC Corp.	1,241,140	245,275,560
Hirose Electric Co. Ltd.	919,830	153,823,980
Hoshizaki Corp.	932,800	78,440,016
Hoya Corp.	558,630	82,235,116
Kansai Paint Co. Ltd.	3,559,930	82,433,734
Keyence Corp.	222,600	134,364,651
Komatsu Ltd.	3,814,300	99,901,553
Mitsubishi Electric Corp.	10,867,500	145,944,450
Mitsubishi Estate Co. Ltd.	14,541,150	220,981,725
MS&AD Insurance Group Holdings, Inc.	3,828,600	123,691,949
Nagaileben Co. Ltd.	1,687,224	34,678,346
Olympus Corp.	840,372	18,205,016
Pilot Corp.	358,100	13,132,904
Secom Co. Ltd.	3,108,600	211,920,927
Shimano, Inc.	694,470	193,766,586
SK Kaken Co. Ltd.	87,561	29,113,269

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Japan — 17.5% (continued)
SMC Corp.	250,190	149,304,693
Sompo Holdings, Inc.	5,998,300	260,127,303
T Hasegawa Co. Ltd.	1,906,436	46,556,185
USS Co. Ltd.	425,500	6,858,337
Yokogawa Electric Corp.	13,600	271,759
		2,565,361,257
Mexico — 1.4%
Fomento Economico Mexicano SAB de CV, ADR	1,956,404	160,796,845
Fresnillo plc	1,426,722	16,790,463
Grupo Mexico SAB de CV, Series B	566,938	2,487,169
Industrias Penoles SAB de CV*	2,246,692	28,808,248
		208,882,725
Netherlands — 2.0%
HAL Trust	618,494	107,996,668
Royal Dutch Shell plc, Class A	8,311,366	191,502,581
		299,499,249
Norway — 0.9%
Orkla ASA	13,903,113	135,227,473
Singapore — 2.0%
ComfortDelGro Corp. Ltd.	20,481,815	23,738,181
Haw Par Corp. Ltd. (b)	19,447,213	181,739,911
United Overseas Bank Ltd.	828,500	16,469,200
UOL Group Ltd.	14,128,300	75,776,142
		297,723,434
South Korea — 3.5%
Fursys, Inc. (b)	872,463	29,143,019
Hyundai Mobis Co. Ltd.	383,757	82,956,404
KT&G Corp.	2,525,785	175,437,924
Lotte Confectionery Co. Ltd.	104,605	11,533,260
Lotte Corp.	772,717	21,643,703
Namyang Dairy Products Co. Ltd.	4,387	1,713,804
Namyang Dairy Products Co. Ltd. (Preference) (b)	15,711	3,049,776
NAVER Corp.	126,327	43,921,712
First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
South Korea — 3.6% (continued)
NongShim Co. Ltd.	203,663	49,382,835
Samsung Electronics Co. Ltd. (Preference)	1,863,921	102,396,424
		521,178,861
Sweden — 3.0%
Industrivarden AB, Class A	123,708	4,080,915
Industrivarden AB, Class C	1,572,517	51,151,750
Investor AB, Class A	4,452,408	103,008,940
Investor AB, Class B	8,384,352	193,460,069
Svenska Handelsbanken AB, Class A	8,041,032	92,169,043
		443,870,717
Switzerland — 4.1%
Cie Financiere Richemont SA (Registered)	2,552,516	315,875,092
Nestle SA (Registered)	2,199,560	290,137,862
		606,012,954
Taiwan — 1.9%
Taiwan Secom Co. Ltd.	8,545,694	30,904,547
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,219,495	252,356,581
		283,261,128
Thailand — 0.7%
Bangkok Bank PCL, NVDR	21,880,059	80,971,821
Thai Beverage PCL	52,214,985	27,486,570
		108,458,391
Turkey — 0.2%
AG Anadolu Grubu Holding A/S	9,256,418	26,503,489
United Kingdom — 9.9%
BAE Systems plc	7,097,807	53,518,617
Berkeley Group Holdings plc	1,821,189	108,631,330
British American Tobacco plc	8,470,873	294,654,283
Diageo plc	983,768	48,944,120
GlaxoSmithKline plc	7,145,873	148,354,253
Great Portland Estates plc, REIT	1,005,391	10,053,365
Hiscox Ltd.	6,200,408	70,544,518
Linde plc	285,348	91,806,907

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares		Value ($)
United Kingdom — 9.9% (continued)
Lloyds Banking Group plc		217,111,612	148,586,988
Reckitt Benckiser Group plc		2,333,629	189,450,511
Ultra Electronics Holdings plc		400,204	17,733,688
Unilever plc		5,126,746	274,457,067
			1,456,735,647
United States — 3.2%
Newmont Corp.		2,780,992	150,173,568
Royal Gold, Inc.		407,717	40,372,137
Willis Towers Watson plc		1,144,034	277,176,558
			467,722,263
Total Common Stocks (Cost $7,780,570,504)			11,433,969,782
	Ounces
Commodities — 10.2%
Gold bullion* (Cost $799,500,107)		836,267	1,490,688,438
	Principal Amount ($)
Foreign Government Securities — 2.3%
Colombia — 0.4%
Republic of Colombia 5.75%, 11/3/2027	COP	231,789,600,000	56,514,848
Indonesia — 0.1%
Republic of Indonesia 8.38%, 3/15/2024	IDR	267,431,000,000	20,622,436
Malaysia — 0.3%
Malaysia Government Bond 3.42%, 8/15/2022	MYR	181,499,000	44,376,039
Mexico — 0.5%
Mex Bonos Desarr Fix Rt 6.50%, 6/9/2022	MXN	668,090,000	32,501,404
8.00%, 12/7/2023	MXN	377,210,000	18,705,680
10.00%, 12/5/2024	MXN	366,710,000	19,234,285
			70,441,369

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)		Value ($)
Peru — 0.2%
Republic of Peru 8.20%, 8/12/2026 (d)	PEN	102,111,000	29,107,755
Singapore — 0.5%
Republic of Singapore 3.13%, 9/1/2022	SGD	97,397,000	73,750,150
South Korea — 0.3%
Republic of Korea 1.25%, 3/10/2026	KRW	59,926,230,000	48,732,444
Total Foreign Government Securities (Cost $357,393,516)			343,545,041
	Number of Warrants
Warrants — 0.0% (e)
Switzerland — 0.0% (e)
Cie Financiere Richemont SA, expiring 11/22/2023* (Cost $—)		5,585,194	4,026,025
	Principal Amount ($)
Short-Term Investments — 9.8%
Commercial Paper — 9.7%
American Honda Finance Corp. 0.14%, 11/3/2021 (f)		30,249,000	30,248,508
0.15%, 11/4/2021 (f)		35,074,000	35,073,305
0.16%, 11/22/2021 (f)		8,126,000	8,125,280
0.15%, 12/7/2021 (f)		10,000,000	9,998,418
0.18%, 1/13/2022 (f)		60,000,000	59,977,706
Apple, Inc. 0.04%, 11/2/2021 (d)(f)		12,131,000	12,130,919
0.05%, 12/1/2021 (f)		14,263,000	14,262,346
BNG Bank NV 0.07%, 11/12/2021 (d)(f)		13,957,000	13,956,626
BP Capital Markets plc 0.11%, 11/10/2021 (f)		6,642,000	6,641,827
0.13%, 1/10/2022 (f)		50,000,000	49,987,225
CenterPoint Energy, Inc. 0.11%, 11/1/2021 (d)(f)		4,891,000	4,890,947
Danaher Corp. 0.17%, 11/16/2021 (d)(f)		3,090,000	3,089,791

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 9.7% (continued)
Entergy Corp. 0.10%, 11/1/2021 (d)(f)	3,587,000	3,586,967
Erste Abwicklungsanstalt 0.10%, 11/1/2021 (d)(f)	37,743,000	37,742,742
Export Development Corp. 0.06%, 11/26/2021 (f)	14,017,000	14,016,346
0.04%, 12/1/2021 (f)	14,711,000	14,710,191
0.04%, 12/2/2021 (f)	7,083,000	7,082,599
0.05%, 12/6/2021 (f)	16,460,000	16,458,957
0.07%, 1/18/2022 (f)	40,000,000	39,993,070
Exxon Mobil Corp. 0.05%, 11/16/2021 (f)	2,989,000	2,988,910
0.05%, 11/17/2021 (f)	11,588,000	11,587,633
0.06%, 12/2/2021 (f)	18,711,000	18,709,940
0.07%, 12/16/2021 (f)	3,290,000	3,289,728
FMS Wertmanagement 0.11%, 11/18/2021 (d)(f)	26,002,000	26,000,801
0.09%, 11/23/2021 (d)(f)	13,160,000	13,159,205
0.10%, 11/30/2021 (d)(f)	11,588,000	11,587,073
0.10%, 12/13/2021 (d)(f)	42,050,000	42,045,269
0.10%, 12/15/2021 (d)(f)	16,186,000	16,184,077
0.10%, 1/13/2022 (d)(f)	25,000,000	24,993,614
General Motors Financial Co., Inc. 0.24%, 11/1/2021 (f)	4,891,000	4,890,896
Hitachi International Treasury Ltd. 0.12%, 11/1/2021 (f)	3,261,000	3,260,965
Kreditanstalt fuer Wiederaufbau 0.05%, 12/1/2021 (f)	12,499,000	12,498,198
0.10%, 3/4/2022 (f)	49,000,000	48,980,449
0.10%, 3/11/2022 (f)	49,000,000	48,978,458
LVMH Moet Hennessy Louis Vuitton SE 0.10%, 11/5/2021 (d)(f)	17,948,000	17,947,756
0.09%, 1/24/2022 (f)	59,000,000	58,980,608
0.09%, 1/25/2022 (f)	59,000,000	58,980,242
MetLife Short Term Funding LLC 0.07%, 11/2/2021 (d)(f)	4,395,000	4,394,971
0.05%, 11/5/2021 (d)(f)	14,017,000	14,016,823

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 9.7% (continued)
0.06%, 12/2/2021 (d)(f)	21,053,000	21,051,867
0.07%, 12/14/2021 (d)(f)	22,922,000	22,920,213
Mitsubishi International Corp. 0.10%, 2/2/2022 (d)(f)	49,000,000	48,984,843
Mitsui & Co. USA, Inc. 0.14%, 11/1/2021 (f)	3,913,000	3,912,950
Nestle Finance International Ltd. 0.05%, 11/2/2021 (d)(f)	4,910,000	4,909,972
0.07%, 11/9/2021 (d)(f)	6,213,000	6,212,896
Nordea Bank Abp 0.10%, 11/8/2021 (d)(f)	30,583,000	30,582,397
NRW Bank 0.08%, 11/3/2021 (d)(f)	14,747,000	14,746,857
0.07%, 11/5/2021 (d)(f)	20,994,000	20,993,714
0.07%, 11/8/2021 (d)(f)	20,994,000	20,993,592
0.09%, 11/15/2021 (d)(f)	24,291,000	24,290,197
0.05%, 11/24/2021 (d)(f)	10,000,000	9,999,451
0.10%, 1/21/2022 (d)(f)	50,000,000	49,987,400
Nutrien Ltd. 0.14%, 11/16/2021 (f)	10,497,000	10,496,160
Oesterreichische Kontrollbank AG 0.07%, 12/2/2021 (f)	18,947,000	18,945,568
Province of Quebec 0.06%, 11/10/2021 (f)	13,634,000	13,633,727
0.07%, 11/16/2021 (d)(f)	19,120,000	19,119,427
0.07%, 11/19/2021 (d)(f)	15,119,000	15,118,471
0.07%, 12/3/2021 (d)(f)	32,467,000	32,465,106
PSP Capital, Inc. 0.07%, 11/12/2021 (f)	3,738,000	3,737,900
0.10%, 11/15/2021 (f)	33,691,000	33,689,870
0.09%, 1/20/2022 (d)(f)	50,000,000	49,989,279
0.09%, 2/8/2022 (d)(f)	32,800,000	32,790,335
0.09%, 2/14/2022 (d)(f)	30,000,000	29,990,460
TotalEnergies Capital Canada Ltd. 0.08%, 11/9/2021 (f)	32,900,000	32,899,226
0.08%, 11/10/2021 (f)	22,316,000	22,315,420
Total Commercial Paper (Cost $1,420,262,694)		1,420,226,684

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 0.04%, 11/4/2021 (f)	10,000,000	9,999,970
0.02%, 11/12/2021 (f)(g)	10,000,000	9,999,874
Total U.S. Treasury Obligations (Cost $19,999,890)		19,999,844
	Shares
Investment Companies — 0.0% (e)
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.03% (h) (Cost $49,734)	49,734	49,734
Total Short-Term Investments (Cost $1,440,312,318)		1,440,276,262
Total Investments — 100.1% (Cost $10,377,776,445)		14,712,505,548
Liabilities in Excess of Other Assets — (0.1)%		(10,542,436)
Net Assets — 100.0%		14,701,963,112

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $20,293,634, which represents approximately 0.14% of net assets of the Fund.

(b)  Affiliated company as defined under the Investment Company Act of 1940.

(c)  Represents a security that is subject to legal or contractual restrictions on resale.

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Legris Industries SE	04/30/04	$23,433,066	$22.41

(d)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2021 amounted to $729,981,813, which represents approximately 4.97% of net assets of the Fund.

(e)  Represents less than 0.05% of net assets.

(f)  The rate shown was the current yield as of October 31, 2021.

(g)  All or a portion of the security pledged as collateral.

(h)  Represents 7-day effective yield as of October 31, 2021.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,685,819,033
Aggregate gross unrealized depreciation	(1,151,039,028)
Net unrealized appreciation	$3,534,780,005
Federal income tax cost	$11,183,853,962

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	60,917,697	EUR	49,807,000	Bank of New York Mellon	11/17/2021	$3,324,028
USD	61,103,659	EUR	51,252,000	JPMorgan Chase Bank	1/19/2022	1,733,957
USD	105,151,249	EUR	88,724,000	UBS AG	2/16/2022	2,313,622
USD	32,823,380	GBP	23,723,000	UBS AG	2/16/2022	357,539
Total unrealized appreciation						7,729,146
EUR	49,807,000	USD	58,904,249	Bank of New York Mellon	11/17/2021	(1,310,580)
USD	82,605,146	EUR	71,282,000	Goldman Sachs	3/16/2022	(66,242)
USD	42,000,910	GBP	30,866,000	Goldman Sachs	3/16/2022	(223,905)
Total unrealized depreciation						(1,600,727)
Net unrealized appreciation						$6,128,419

Abbreviations

ADR  — American Depositary Receipt

COP  — Colombian Peso

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysia Ringgit

NVDR  — Non-Voting Depositary Receipt

PEN  — Peruvian Sol

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Affiliated Securities

Security Description	Shares at October 31, 2021	Market Value October 31, 2020	Purchases at Cost	Proceeds from Sales
Common Stock — 4.0%
Belgium — 0.1%
Legris Industries SE*‡ (a)(b)	905,366	$8,129,690	$—	$—
Chile — 1.1%
Cia Cervecerias Unidas SA	9,392,572	101,064,075	—	—
France — 0.4%
Laurent-Perrier	558,938	45,954,829	—	—
Japan — 1.0%
Chofu Seisakusho Co. Ltd.	1,829,100	37,250,603	—	—
Daiichikosho Co. Ltd.	2,866,280	91,899,275	5,851,903	—
		129,149,878	5,851,903	—
Singapore — 1.2%
Haw Par Corp. Ltd.	19,447,213	133,533,111	—	—
South Korea — 0.2%
Fursys, Inc.	872,463	22,683,276	—	—
Namyang Dairy Products Co. Ltd. (Preference)	15,711	3,228,542	—	(2,739,692)
		25,911,818	—	(2,739,692)
Total Common Stocks		443,743,401	5,851,903	(2,739,692)
Total		$443,743,401	$5,851,903	$(2,739,692)
Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2021	Dividend Income
Common Stock — 4.0%
Belgium — 0.1%
Legris Industries SE*‡ (a)(b)	$—	$12,163,944	$20,293,634	$—
Chile — 1.1%
Cia Cervecerias Unidas SA	—	57,764,317	158,828,392	7,481,837
France — 0.4%
Laurent-Perrier	—	16,332,329	62,287,158	564,891
Japan — 1.0%
Chofu Seisakusho Co. Ltd.	—	(4,201,135)	33,049,468	522,662
Daiichikosho Co. Ltd.	—	6,321,838	104,073,016	2,622,784
	—	2,120,703	137,122,484	3,145,446

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2021

Affiliated Securities (continued)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2021	Dividend Income
Singapore — 1.2%
Haw Par Corp. Ltd.	$—	$48,206,800	$181,739,911	$4,345,284
South Korea — 0.2%
Fursys, Inc.	—	6,459,743	29,143,019	667,008
Namyang Dairy Products Co. Ltd. (Preference)	2,529,757	31,169	3,049,776	21,821
	2,529,757	6,490,912	32,192,795	688,829
Total Common Stock	2,529,757	143,079,005	592,464,374	16,226,287
Total	$2,529,757	$143,079,005	$592,464,374	$16,226,287

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $20,293,634, which represents approximately 0.14% of net assets of the Fund.

(b)  Represents a security that is subject to legal or contractual restrictions on resale.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle U.S. Value Fund

Fund Overview

Data as of October 31, 2021 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in seeking to achieve its investment objective.

Average Annual Returns^ (%)			One Year	Five Years	Ten Years
First Eagle U.S. Value Fund	Class A	without sales charge	33.28	10.83	9.36
		with sales charge	26.64	9.69	8.80
S&P 500 Index			42.91	18.93	16.21
Consumer Price Index			6.22	2.73	2.02

Asset Allocation* (%)

Sectors* (%)

Financials	16.6
Information Technology	16.5
Commodities	10.1
Communication Services	10.0
Industrials	8.6
Energy	7.4
Health Care	7.3
Consumer Staples	6.5
Materials	5.4
Real Estate	3.5
Consumer Discretionary	1.5
Utilities	0.8
Short-Term Investments	5.8

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

†  Less than 0.05%.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle U.S. Value Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	10.1
Oracle Corp. (Software, United States)	5.4
Comcast Corp. (Media, United States)	3.6
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	3.3
Philip Morris International, Inc. (Tobacco, United States)	3.2
Meta Platforms, Inc. (Interactive Media & Services, United States)	3.0
Microsoft Corp. (Software, United States)	2.9
Colgate-Palmolive Co. (Household Products, United States)	2.8
Bank of New York Mellon Corp. (The) (Capital Markets, United States)	2.8
CH Robinson Worldwide, Inc. (Air Freight & Logistics, United States)	2.5
Total	39.6

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Common Stocks — 82.2%
Aerospace & Defense — 0.2%
General Dynamics Corp.	12,035	2,440,096
Air Freight & Logistics — 3.3%
CH Robinson Worldwide, Inc.	330,334	32,039,094
Expeditors International of Washington, Inc.	89,172	10,991,341
		43,030,435
Banks — 3.4%
Truist Financial Corp.	170,230	10,804,498
US Bancorp	345,798	20,875,826
Wells Fargo & Co.	247,457	12,659,900
		44,340,224
Capital Markets — 3.9%
Bank of New York Mellon Corp. (The)	607,458	35,961,514
Charles Schwab Corp. (The)	186,176	15,272,017
		51,233,531
Chemicals — 2.7%
Linde plc (United Kingdom)	25,118	8,017,666
Nutrien Ltd. (Canada)	250,453	17,509,169
PPG Industries, Inc.	36,734	5,898,379
Scotts Miracle-Gro Co. (The)	25,366	3,765,836
		35,191,050
Consumer Finance — 1.6%
American Express Co.	120,858	21,002,703
Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class A*	38	16,450,276
Electronic Equipment, Instruments & Components — 1.0%
IPG Photonics Corp.*	79,945	12,712,054
Energy Equipment & Services — 2.2%
NOV, Inc.*	998,989	14,005,826
Schlumberger NV	451,018	14,549,841
		28,555,667
Equity Real Estate Investment Trusts (REITs) — 3.5%
Boston Properties, Inc.	64,068	7,280,687
Douglas Emmett, Inc.	180,342	5,893,577

First Eagle Funds | Annual Report | October 31, 2021

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) — 3.5% (continued)
Equity Residential	161,312	13,937,357
Weyerhaeuser Co.	505,903	18,070,855
		45,182,476
Food Products — 0.6%
Kraft Heinz Co. (The)	206,681	7,417,781
Gas Utilities — 0.8%
UGI Corp.	242,612	10,531,787
Health Care Equipment & Supplies — 1.9%
Becton Dickinson and Co.	44,564	10,677,089
DENTSPLY SIRONA, Inc.	248,830	14,235,564
		24,912,653
Health Care Providers & Services — 5.4%
Anthem, Inc.	66,423	28,902,640
HCA Healthcare, Inc.	98,362	24,635,747
Universal Health Services, Inc., Class B	134,071	16,638,211
		70,176,598
Hotels, Restaurants & Leisure — 1.5%
Booking Holdings, Inc.*	8,032	19,443,705
Household Products — 2.8%
Colgate-Palmolive Co.	479,090	36,501,867
Insurance — 6.4%
Alleghany Corp.*	19,289	12,564,469
Brown & Brown, Inc.	371,421	23,440,379
Travelers Cos., Inc. (The)	113,399	18,243,631
W R Berkley Corp.	181,882	14,477,807
Willis Towers Watson plc	60,742	14,716,572
		83,442,858
Interactive Media & Services — 6.3%
Alphabet, Inc., Class A*	7,298	21,608,794
Alphabet, Inc., Class C*	7,454	22,104,166
Meta Platforms, Inc., Class A*	120,766	39,076,255
		82,789,215

First Eagle Funds | Annual Report | October 31, 2021

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Machinery — 3.5%
Cummins, Inc.	70,664	16,948,054
Deere & Co.	47,115	16,127,935
Flowserve Corp.	378,708	12,732,163
		45,808,152
Media — 3.6%
Comcast Corp., Class A	920,308	47,331,440
Metals & Mining — 2.7%
Agnico Eagle Mines Ltd. (Canada)	82,024	4,353,714
Barrick Gold Corp. (Canada)	311,133	5,715,513
Franco-Nevada Corp. (Canada)	21,527	3,071,633
Newcrest Mining Ltd. (Australia)	236,346	4,428,142
Newmont Corp.	261,386	14,114,844
Royal Gold, Inc.	38,764	3,838,411
		35,522,257
Oil, Gas & Consumable Fuels — 3.3%
Exxon Mobil Corp.	659,372	42,509,713
Road & Rail — 1.6%
Union Pacific Corp.	89,296	21,556,054
Semiconductors & Semiconductor Equipment — 3.8%
Analog Devices, Inc.	143,380	24,874,996
Texas Instruments, Inc.	128,555	24,101,492
		48,976,488
Software — 11.7%
Microsoft Corp.	115,611	38,338,920
Oracle Corp.	736,977	70,705,573
salesforce.com, Inc.*	58,794	17,619,974
Teradata Corp.*	463,744	26,229,361
		152,893,828
Tobacco — 3.2%
Philip Morris International, Inc.	435,178	41,141,728
Total Common Stocks (Cost $544,922,378)		1,071,094,636

First Eagle Funds | Annual Report | October 31, 2021

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Ounces	Value ($)
Commodities — 10.1%
Gold bullion (Cost $79,442,806)*	73,531	131,072,511
	Shares
Master Limited Partnerships — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Enterprise Products Partners LP	526,087	11,931,653
Magellan Midstream Partners LP	288,808	14,151,592
Total Master Limited Partnerships (Cost $23,074,793)		26,083,245
	Principal Amount ($)
Corporate Bonds — 0.0% (a)
Health Care Equipment & Supplies — 0.0% (a)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡ (Cost $552,711)	600,000	642,750
Short-Term Investments — 5.8%
Commercial Paper — 2.3%
CenterPoint Energy, Inc. 0.11%, 11/1/2021 (b)(c)	5,781,000	5,780,937
Cigna Corp. 0.20%, 1/14/2022 (b)(c)	2,570,000	2,568,923
EI du Pont de Nemours and Co. 0.18%, 12/20/2021 (b)(c)	2,313,000	2,312,449
Entergy Corp. 0.10%, 11/1/2021 (b)(c)	4,240,000	4,239,961
Exxon Mobil Corp. 0.05%, 12/17/2021 (c)	1,120,000	1,119,904
General Motors Financial Co., Inc. 0.24%, 11/1/2021 (c)	5,781,000	5,780,878
Hitachi International Treasury Ltd. (Japan) 0.12%, 11/1/2021 (c)	3,854,000	3,853,958
Mitsui & Co. USA, Inc. 0.14%, 11/1/2021 (c)	4,625,000	4,624,941
Total Commercial Paper (Cost $30,282,306)		30,281,951

First Eagle Funds | Annual Report | October 31, 2021

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Investment Companies — 0.0% (a)
JP Morgan U.S. Government Money Market Fund, Capital Shares, 0.03%, (d) (Cost $20,393)	20,393	20,393
	Principal Amount ($)
U.S. Treasury Obligations — 3.5%
U.S. Treasury Bills 0.04%, 11/4/2021 (c)	10,000,000	9,999,971
0.03%, 11/12/2021 (c)	20,000,000	19,999,748
0.05%, 11/26/2021 (c)	15,000,000	14,999,417
Total U.S. Treasury Obligations (Cost $44,999,345)		44,999,136
Total Short-Term Investments (Cost $75,302,044)		75,301,480
Total Investments — 100.1% (Cost $723,294,732)		1,304,194,622
Liabilities in Excess of Other Assets — (0.1%)		(1,167,120)
Net Assets — 100.0%		1,303,027,502

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Represents less than 0.05% of net assets.

(b)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2021 amounted to $14,902,270, which represents approximately 1.14% of net assets of the Fund.

(c)  The rate shown was the current yield as of October 31, 2021.

(d)  Represents 7-day effective yield as of October 31, 2021.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$600,487,497
Aggregate gross unrealized depreciation	(17,973,722)
Net unrealized appreciation	$582,513,775
Federal income tax cost	$721,680,847

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

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First Eagle Gold Fund

Fund Overview

Data as of October 31, 2021 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund that seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in gold, and/or securities directly related to gold or issuers principally engaged in the gold industry.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Gold Fund	Class A	without sales load	-11.60	5.25	-3.27
		with sales load	-16.01	4.17	-3.77
FTSE Gold Mines Index			-21.15	4.08	-6.27
MSCI World Index			40.42	15.45	12.19
Consumer Price Index			6.22	2.73	2.02

Asset Allocation* (%)

Sectors* (%)

Materials	64.4
Commodities	24.4
Short-Term Investments	11.2

Countries*~ (%)

Canada	37.1
United States	36.9
Brazil	5.9
Australia	4.7
Mexico	3.1
Tanzania, United Republic of	1.1
Short-Term Investments	11.2

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with dividends reinvested. The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The index is unmanaged and includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	21.5
Newmont Corp. (Metals & Mining, United States)	7.8
Wheaton Precious Metals Corp. (Metals & Mining, Brazil)	6.0
Barrick Gold Corp. (Metals & Mining, Canada)	5.8
Kirkland Lake Gold Ltd. (Metals & Mining, Canada)	5.2
Royal Gold, Inc. (Metals & Mining, United States)	4.9
Newcrest Mining Ltd. (Metals & Mining, Australia)	4.7
Dundee Precious Metals, Inc. (Metals & Mining, Canada)	4.1
B2Gold Corp. (Metals & Mining, Canada)	4.0
Novagold Resources, Inc. (Metals & Mining, Canada)	3.8
Total	67.8

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Common Stocks — 64.6%
Australia — 4.7%
Newcrest Mining Ltd.	5,458,152	102,263,080
Brazil — 6.0%
Wheaton Precious Metals Corp.	3,230,739	130,554,163
Canada — 37.1%
Agnico Eagle Mines Ltd.	1,068,425	56,710,438
Alamos Gold, Inc., Class A	10,942,781	81,168,980
B2Gold Corp.	21,189,852	87,492,036
Barrick Gold Corp.	6,871,570	126,230,741
Dundee Precious Metals, Inc. (a)	13,440,008	88,398,243
Franco-Nevada Corp.	427,322	60,973,491
Kinross Gold Corp.	4,330,528	26,026,473
Kirkland Lake Gold Ltd.	2,681,741	113,046,564
MAG Silver Corp.*	3,280,988	65,349,349
Novagold Resources, Inc.*	11,267,639	82,366,441
Orla Mining Ltd.*	5,733,294	20,198,094
		807,960,850
Mexico — 3.1%
Fresnillo plc	4,277,558	50,340,696
Industrias Penoles SAB de CV*	1,403,600	17,997,687
		68,338,383
Tanzania, United Republic of — 1.1%
AngloGold Ashanti Ltd., ADR	1,286,240	23,769,715
United States — 12.6%
Newmont Corp.	3,129,008	168,966,432
Royal Gold, Inc.	1,068,325	105,785,542
		274,751,974
Total Common Stocks (Cost $920,696,841)		1,407,638,165
	Ounces
Commodities — 24.6%
Gold bullion*	263,270	469,291,539
Silver bullion*	2,776,530	66,297,709
Total Commodities (Cost $382,584,552)		535,589,248

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Number of Rights	Value ($)
Rights — 0.2%
Canada — 0.2%
Pan American Silver Corp., CVR, expiring 2/22/2029* (Cost $45,973,716)	6,835,667	4,989,353
	Principal Amount ($)
Short-Term Investments — 11.2%
Commercial Paper — 11.2%
American Honda Finance Corp. 0.15%, 12/7/2021 (b)	9,333,000	9,331,524
Apple, Inc. 0.04%, 11/2/2021 (b)(c)	4,285,000	4,284,972
0.05%, 12/1/2021 (b)	8,568,000	8,567,607
BNG Bank NV 0.07%, 11/12/2021 (b)(c)	5,611,000	5,610,849
CenterPoint Energy, Inc. 0.11%, 11/1/2021 (b)(c)	28,568,000	28,567,691
Cigna Corp. 0.20%, 1/14/2022 (b)(c)	10,156,000	10,151,742
Danaher Corp. 0.17%, 11/16/2021 (b)(c)	3,141,000	3,140,788
EI du Pont de Nemours and Co. 0.18%, 12/20/2021 (b)(c)	9,140,000	9,137,822
Entergy Corp. 0.10%, 11/1/2021 (b)(c)	20,950,000	20,949,805
Exxon Mobil Corp. 0.05%, 11/16/2021 (b)	3,038,000	3,037,909
0.05%, 12/17/2021 (b)	4,428,000	4,427,620
General Motors Financial Co., Inc. 0.24%, 11/1/2021 (b)	28,568,000	28,567,395
Hitachi International Treasury Ltd. 0.12%, 11/1/2021 (b)	19,046,000	19,045,794
MetLife Short Term Funding LLC 0.07%, 11/2/2021 (b)(c)	4,469,000	4,468,971
0.06%, 11/4/2021 (b)(c)	4,035,000	4,034,957
0.06%, 12/2/2021 (b)(c)	5,263,000	5,262,717
0.07%, 12/14/2021 (b)(c)	9,215,000	9,214,282
Mitsui & Co. USA, Inc. 0.14%, 11/1/2021 (b)	22,855,000	22,854,710

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 11.2% (continued)
NRW Bank 0.06%, 12/7/2021 (b)(c)	8,825,000	8,824,178
Oesterreichische Kontrollbank AG 0.07%, 12/2/2021 (b)	4,737,000	4,736,642
Province of Quebec 0.06%, 12/3/2021 (b)(c)	6,318,000	6,317,631
0.08%, 1/31/2022 (b)	7,019,000	7,017,351
PSP Capital, Inc. 0.06%, 12/8/2021 (b)(c)	5,240,000	5,239,534
TotalEnergies Capital Canada Ltd. 0.07%, 11/18/2021 (b)(c)	11,494,000	11,493,470
Total Commercial Paper (Cost $244,288,826)		244,285,961
	Shares
Investment Companies — 0.0% (d)
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.03% (e) (Cost $63,226)	63,226	63,226
Total Short-Term Investments (Cost $244,352,052)		244,349,187
Total Investments — 100.6% (Cost $1,593,607,161)		2,192,565,953
Liabilities in Excess of Other Assets — (0.6)%		(13,560,741)
Net Assets — 100.0%		2,179,005,212

*  Non-income producing security.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  The rate shown was the current yield as of October 31, 2021.

(c)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2021 amounted to $136,699,409, which represents approximately 6.27% of net assets of the Fund.

(d)  Represents less than 0.05% of net assets.

(e)  Represents 7-day effective yield as of October 31, 2021.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$639,946,143
Aggregate gross unrealized depreciation	(129,391,553)
Net unrealized appreciation	$510,554,590
Federal income tax cost	$1,682,011,363

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2021

Abbreviations

ADR  — American Depositary Receipt

CVR  — Contingent Value Rights

Affiliated Securities

Security Description	Shares at October 31, 2021	Market Value October 31, 2020	Purchases at Cost	Proceeds from Sales
Common Stock — 4.1%
Canada — 4.1%
Dundee Precious Metals, Inc.	13,440,008	$75,809,420	$12,603,825	$—
Total Common Stock		75,809,420	12,603,825	—
Total		$75,809,420	$12,603,825	$—
Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2021	Dividend Income
Common Stock — 4.1%
Canada — 4.1%
Dundee Precious Metals, Inc.	$—	$(15,002)	$88,398,243	$1,255,220
Total Common Stock	—	(15,002)	88,398,243	1,255,220
Total	$—	$(15,002)	$88,398,243	$1,255,220

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund

Fund Overview

Data as of October 31, 2021 (unaudited)

Investment Objective

The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^ (%)			One Year	Five Years	Since Inception (5/1/2012)
First Eagle Global Income Builder	Class A	without sales load	21.36	6.82	6.33
		with sales load	15.33	5.73	5.76
Composite Index			22.71	10.66	8.54
MSCI World Index			40.42	15.45	11.97
Bloomberg Barclays U.S. Aggregate Index			-0.48	3.10	2.89

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	23.4
Financials	17.0
Industrials	8.8
Energy	8.0
Commodities	7.7
Real Estate	6.1
Materials	5.2
U.S. Treasury Obligations	5.1
Health Care	5.1
Consumer Discretionary	4.4
Information Technology	4.1
Mutual Funds	1.1
Foreign Government Securities	1.1
Communication Services	0.7
Utilities	0.5
Asset-Backed Securities	0.3
Investment Funds	0.0	†
Short-Term Investments	1.4

Countries*~ (%)

United States	48.5
United Kingdom	10.4
Hong Kong	5.1
France	4.4
Switzerland	4.0
Canada	3.9
Japan	2.9
Mexico	2.8
Belgium	2.5
South Korea	2.0
Germany	2.0
Sweden	2.0
Brazil	1.5
Chile	1.5
Norway	1.1
Thailand	0.8
Netherlands	0.5
Singapore	0.5
Poland	0.5
Turkey	0.4
Australia	0.4
China	0.3
Taiwan	0.3
Colombia	0.2
Indonesia	0.1
Short-Term Investments	1.4

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

†  Less than 0.05%.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with net dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	7.7
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels, United States)	2.7
Unilever plc (Personal Products, United Kingdom)	2.6
Nestle SA (Registered) (Food Products, Switzerland)	2.5
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	2.5
British American Tobacco plc (Tobacco, United Kingdom)	2.2
Jardine Matheson Holdings Ltd. (Industrial Conglomerates, Hong Kong)	2.2
Philip Morris International, Inc. (Tobacco, United States)	2.0
Danone SA (Food Products, France)	2.0
Power Corp. of Canada (Insurance, Canada)	1.7
Total	28.1

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Common Stocks — 66.2%
Belgium — 2.5%
Groupe Bruxelles Lambert SA	288,053	33,423,138
Brazil — 1.5%
Ambev SA, ADR	3,799,077	11,245,268
Itausa SA (Preference)	2,504,701	4,548,919
Wheaton Precious Metals Corp. (a)	111,232	4,494,885
		20,289,072
Canada — 3.8%
Agnico Eagle Mines Ltd.	51,582	2,737,897
Franco-Nevada Corp.	38,495	5,492,754
Imperial Oil Ltd.	287,984	9,749,943
Nutrien Ltd. (a)	138,843	9,706,514
Power Corp. of Canada	692,979	23,080,636
		50,767,744
Chile — 1.5%
Cia Cervecerias Unidas SA, ADR	988,140	16,709,447
Quinenco SA	1,437,388	2,703,385
		19,412,832
France — 4.4%
Danone SA	409,081	26,666,273
Sanofi	151,208	15,187,963
Sodexo SA*	147,121	14,313,298
Wendel SE	15,480	2,062,085
		58,229,619
Germany — 1.6%
Brenntag SE	28,969	2,756,063
FUCHS PETROLUB SE (Preference)	186,907	8,953,713
Henkel AG & Co. KGaA (Preference)	106,459	9,537,398
		21,247,174
Hong Kong — 5.0%
CK Asset Holdings Ltd.	2,196,000	13,564,821
Great Eagle Holdings Ltd.	1,749,774	4,814,315
Guoco Group Ltd.	167,700	1,959,672
Hongkong Land Holdings Ltd.	1,971,600	10,887,718

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Hong Kong — 5.0% (continued)
Hysan Development Co. Ltd.	1,193,083	4,147,920
Jardine Matheson Holdings Ltd.	505,700	29,372,652
Mandarin Oriental International Ltd.*	1,201,500	2,791,979
		67,539,077
Japan — 2.9%
FANUC Corp.	20,800	4,110,521
Komatsu Ltd.	101,500	2,658,419
Mitsubishi Electric Corp.	413,000	5,546,359
MS&AD Insurance Group Holdings, Inc.	141,700	4,577,953
Secom Co. Ltd.	213,100	14,527,552
Sompo Holdings, Inc.	127,900	5,546,619
USS Co. Ltd.	115,400	1,860,052
Yokogawa Electric Corp.	1,500	29,973
		38,857,448
Mexico — 1.6%
Coca-Cola Femsa SAB de CV, ADR (a)	159,312	8,563,020
Fomento Economico Mexicano SAB de CV, ADR (a)	109,992	9,040,243
Fresnillo plc	330,580	3,890,450
Grupo Mexico SAB de CV, Series B	37,296	163,618
		21,657,331
Netherlands — 0.5%
HAL Trust	38,889	6,790,498
Norway — 1.1%
Orkla ASA	1,545,263	15,029,872
Singapore — 0.5%
ComfortDelGro Corp. Ltd.	1,015,700	1,177,184
UOL Group Ltd.	1,001,900	5,373,620
		6,550,804
South Korea — 1.8%
KT&G Corp.	277,804	19,295,925
Samsung Electronics Co. Ltd. (Preference)	91,052	5,002,035
		24,297,960
Sweden — 2.0%
Industrivarden AB, Class A	10,612	350,067

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Sweden — 2.0% (continued)
Industrivarden AB, Class C	189,168	6,153,367
Investor AB, Class A	512,814	11,864,238
Svenska Handelsbanken AB, Class A	689,773	7,906,413
		26,274,085
Switzerland — 3.9%
Cie Financiere Richemont SA (Registered)	152,331	18,851,035
Nestle SA (Registered)	256,690	33,859,266
		52,710,301
Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	35,510	4,037,487
Thailand — 0.8%
Bangkok Bank PCL, NVDR	1,644,800	6,086,933
Thai Beverage PCL	9,335,100	4,914,104
		11,001,037
Turkey — 0.4%
Coca-Cola Icecek A/S	602,620	5,323,476
United Kingdom — 9.3%
BAE Systems plc	419,025	3,159,517
Berkeley Group Holdings plc	145,556	8,682,208
British American Tobacco plc	856,987	29,809,783
Diageo plc	57,699	2,870,623
GlaxoSmithKline plc	781,272	16,219,855
Hiscox Ltd.	389,525	4,431,782
Linde plc (a)	21,286	6,794,491
Linde plc	4,289	1,379,928
Lloyds Banking Group plc	9,349,373	6,398,530
Reckitt Benckiser Group plc	120,054	9,746,319
Unilever plc	656,625	35,151,999
		124,645,035
United States — 20.8%
American Express Co. (a)	23,781	4,132,662
Analog Devices, Inc. (a)	16,314	2,830,316
Anthem, Inc. (a)	29,274	12,737,996

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
United States — 20.8% (continued)
Bank of New York Mellon Corp. (The) (a)	283,179	16,764,197
Becton Dickinson and Co. (a)	30,167	7,227,711
Boston Properties, Inc., REIT	61,203	6,955,109
CH Robinson Worldwide, Inc. (a)	101,678	9,861,749
Colgate-Palmolive Co. (a)	260,791	19,869,666
Comcast Corp., Class A (a)	110,583	5,687,284
Cummins, Inc.	9,924	2,380,172
Douglas Emmett, Inc., REIT	244,995	8,006,437
Equity Residential, REIT (a)	136,143	11,762,755
Exxon Mobil Corp. (a)	565,703	36,470,872
General Dynamics Corp.	7,297	1,479,467
HCA Healthcare, Inc. (a)	31,458	7,878,971
Kraft Heinz Co. (The) (a)	148,824	5,341,293
Microsoft Corp.	11,017	3,653,458
Oracle Corp. (a)	123,844	11,881,593
Philip Morris International, Inc. (a)	282,396	26,697,718
PPG Industries, Inc. (a)	4,617	741,352
Royal Gold, Inc. (a)	53,578	5,305,294
Schlumberger NV (a)	317,447	10,240,840
Scotts Miracle-Gro Co. (The) (a)	10,036	1,489,945
Texas Instruments, Inc. (a)	62,488	11,715,250
Travelers Cos., Inc. (The)	30,204	4,859,219
Truist Financial Corp.	766	48,618
UGI Corp. (a)	152,737	6,630,313
Union Pacific Corp. (a)	11,663	2,815,448
Universal Health Services, Inc., Class B (a)	26,500	3,288,650
US Bancorp (a)	149,972	9,053,810
Wells Fargo & Co. (a)	300,470	15,372,045
Weyerhaeuser Co., REIT (a)	165,431	5,909,195
		279,089,405
Total Common Stocks (Cost $744,464,030)		887,173,395

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 11.6%
Australia — 0.4%
Coronado Finance Pty. Ltd. 10.75%, 5/15/2026 (b)	1,825,000	1,984,487
Nufarm Australia Ltd. 5.75%, 4/30/2026 (b)	2,633,000	2,690,597
		4,675,084
Canada — 0.1%
Open Text Corp. 3.88%, 2/15/2028 (b)	1,106,000	1,114,295
Open Text Holdings, Inc. 4.13%, 2/15/2030 (b)	774,000	786,849
		1,901,144
China — 0.3%
NXP BV 4.63%, 6/1/2023 (b)	4,400,000	4,656,081
Germany — 0.4%
IHO Verwaltungs GmbH 4.75%, (4.75% Cash or 5.50% PIK), 9/15/2026 (b)(c)	3,879,000	3,971,048
6.00%, (6.00% Cash or 6.75% PIK), 5/15/2027 (b)(c)	1,336,632	1,386,756
		5,357,804
Mexico — 0.7%
Mexico Remittances Funding Fiduciary Estate Management Sarl 4.88%, 1/15/2028‡ (b)	9,977,000	9,627,905
Poland — 0.5%
Canpack SA 3.13%, 11/1/2025 (b)	420,000	422,100
3.88%, 11/15/2029 (b)	6,197,000	6,150,522
		6,572,622
United States — 9.2%
ACCO Brands Corp. 4.25%, 3/15/2029 (b)	10,177,000	10,062,509
Aircastle Ltd. 4.40%, 9/25/2023	984,000	1,041,440
American Airlines, Inc. 5.50%, 4/20/2026 (b)	502,000	526,598
5.75%, 4/20/2029 (b)	502,000	540,277

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
United States — 9.2% (continued)
American Tower Corp., REIT 2.40%, 3/15/2025	115,000	118,484
AMN Healthcare, Inc. 4.63%, 10/1/2027 (b)	1,109,000	1,139,520
Andeavor Logistics LP 3.50%, 12/1/2022	111,000	111,135
Aramark Services, Inc. 5.00%, 4/1/2025 (b)	1,541,000	1,577,599
5.00%, 2/1/2028 (b)	194,000	198,365
Carnival Corp. 4.00%, 8/1/2028 (b)	1,206,000	1,206,000
Centene Corp. 4.25%, 12/15/2027	1,355,000	1,419,363
4.63%, 12/15/2029	684,000	737,865
3.38%, 2/15/2030	1,113,000	1,142,216
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (b)	683,000	689,830
CITGO Petroleum Corp. 7.00%, 6/15/2025 (b)	4,631,000	4,772,709
6.38%, 6/15/2026 (b)	5,182,000	5,337,460
DCP Midstream Operating LP 6.45%, 11/3/2036 (b)	1,545,000	1,993,050
Dell International LLC 5.85%, 7/15/2025	2,000,000	2,298,678
Delta Air Lines, Inc. 4.50%, 10/20/2025 (b)	6,155,158	6,567,960
DT Midstream, Inc. 4.13%, 6/15/2029 (b)	1,779,000	1,791,720
Edgewell Personal Care Co. 4.13%, 4/1/2029 (b)	3,927,000	3,858,277
Energizer Holdings, Inc. 4.75%, 6/15/2028 (b)	46,000	45,943
4.38%, 3/31/2029 (b)	149,000	142,779
HCA, Inc. 4.50%, 2/15/2027	1,085,000	1,204,054
Imola Merger Corp. 4.75%, 5/15/2029 (b)	3,133,000	3,219,001
Iron Mountain, Inc., REIT 5.25%, 7/15/2030 (b)	7,522,000	7,854,548

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
United States — 9.2% (continued)
4.50%, 2/15/2031 (b)	1,151,000	1,162,510
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (b)	4,015,000	4,112,966
4.88%, 11/1/2026 (b)	803,000	823,316
4.13%, 1/31/2030 (b)	933,000	933,886
Level 3 Financing, Inc. 3.75%, 7/15/2029 (b)	128,000	120,960
Lumen Technologies, Inc. 5.38%, 6/15/2029 (b)	751,000	753,816
Meredith Corp. 6.88%, 2/1/2026	886,000	919,579
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (b)	3,324,031	3,617,742
Pearl Merger Sub, Inc. 6.75%, 10/1/2028 (b)	2,113,000	2,097,152
Pilgrim's Pride Corp. 5.88%, 9/30/2027 (b)	3,343,000	3,524,759
4.25%, 4/15/2031 (b)	2,699,000	2,847,445
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (b)	993,000	1,011,619
SBA Communications Corp., REIT 3.13%, 2/1/2029 (b)	715,000	686,400
Scotts Miracle-Gro Co. (The) 4.38%, 2/1/2032 (b)	4,518,000	4,540,838
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (b)	64,000	62,640
SEG Holding LLC 5.63%, 10/15/2028 (b)	5,461,000	5,747,702
Spectrum Brands, Inc. 5.75%, 7/15/2025	1,520,000	1,554,200
Sprint Communications, Inc. 6.00%, 11/15/2022	1,800,000	1,888,164
Sylvamo Corp. 7.00%, 9/1/2029 (b)	2,234,000	2,245,170
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (b)	3,107,000	3,250,699
5.13%, 8/1/2030 (b)	2,000,000	2,120,000
Teleflex, Inc. 4.63%, 11/15/2027	824,000	853,870

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
United States — 9.2% (continued)
Truist Financial Corp. Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (d)(e)	4,424,000	4,584,370
United Airlines Pass-Through Trust Series 2020-1, Class A, 5.88%, 10/15/2027	3,744,179	4,188,871
Valvoline, Inc. 4.25%, 2/15/2030 (b)	224,000	227,360
3.63%, 6/15/2031 (b)	511,000	498,225
WESCO Distribution, Inc. 7.13%, 6/15/2025 (b)	1,780,000	1,886,800
7.25%, 6/15/2028 (b)	2,136,000	2,355,816
Western Digital Corp. 4.75%, 2/15/2026	4,523,000	4,969,646
		123,183,901
Total Corporate Bonds (Cost $150,457,075)		155,974,541
	Ounces
Commodities — 7.7%
Gold bullion* (Cost $71,533,113)	57,789	103,011,044
	Principal Amount ($)
U.S. Treasury Obligations — 5.1%
U.S. Treasury Notes 1.63%, 12/15/2022	9,300,000	9,446,766
2.63%, 6/30/2023	12,267,700	12,719,113
2.63%, 12/31/2023	7,100,000	7,413,398
2.50%, 1/31/2024	12,380,900	12,909,506
1.75%, 6/30/2024	12,850,000	13,205,885
1.75%, 12/31/2024 (f)	12,247,000	12,606,756
		68,301,424
Total U.S. Treasury Obligations (Cost $67,929,347)		68,301,424

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Master Limited Partnerships — 2.6%
United States — 2.6%
Enterprise Products Partners LP	814,500	18,472,860
Magellan Midstream Partners LP (a)	331,037	16,220,813
Total Master Limited Partnerships (Cost $31,158,308)		34,693,673
Preferred Stocks — 1.6%
United States — 1.6%
Charles Schwab Corp. (The) Series D 5.95%, 03/01/22 (d)	46,239	1,187,880
General American Investors Co., Inc. Series B 5.95%, 12/03/21 (d)	4,712	124,161
MetLife, Inc. Series A (ICE LIBOR USD 3 Month + 1.00%, 4.00% Floor), 4.00%, 12/03/21 (d)(e)	128,986	3,276,244
Northern Trust Corp. Series E 4.70%, 01/01/25 (d)	101,453	2,763,580
State Street Corp. Series G (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 03/15/26 (d)(e)	24,946	731,167
Truist Financial Corp. Series R 4.75%, 09/01/25 (d)	175,050	4,665,083
US Bancorp Series B (ICE LIBOR USD 3 Month + 0.60%), 3.50%, 12/03/21 (d)(e)	90,050	2,224,235
Series F (ICE LIBOR USD 3 Month + 4.47%), 6.50%, 01/15/22 (d)(e)	259,758	6,592,658
Total Preferred Stocks (Cost $21,110,977)		21,565,008
	Principal Amount ($)
Convertible Preferred Stocks — 1.4%
United States — 1.4%
Bank of America Corp. Series L, 7.25%, (d)	1,193	1,708,639
Wells Fargo & Co. Series L, 7.50%, (d)	11,123	16,906,626
Total Convertible Preferred Stocks (Cost $17,720,554)		18,615,265

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)		Value ($)
Foreign Government Securities — 1.1%
Colombia — 0.3%
Republic of Colombia 5.75%, 11/3/2027	COP	13,660,300,000	3,330,649
Indonesia — 0.1%
Republic of Indonesia 8.38%, 3/15/2024	IDR	24,460,000,000	1,886,187
Mexico — 0.5%
Mex Bonos Desarr Fix Rt 8.00%, 12/7/2023	MXN	68,770,000	3,410,274
5.75%, 3/5/2026	MXN	56,800,000	2,604,860
			6,015,134
South Korea — 0.2%
Republic of Korea 1.25%, 3/10/2026	KRW	3,508,690,000	2,853,292
Total Foreign Government Securities (Cost $14,609,442)			14,085,262
	Shares
Closed-End Funds — 1.1%
United Kingdom — 1.1%
Caledonia Investments plc (Cost $10,284,424)		291,700	14,551,060
	Number of Warrants
Warrants — 0.0% (g)
Switzerland — 0.0% (g)
Cie Financiere Richemont SA, expiring 11/22/2023* (Cost $— )		391,032	281,871
	Principal Amount ($)
Short-Term Investments — 1.4%
Commercial Paper — 1.4%
CenterPoint Energy, Inc. 0.11%, 11/1/2021 (b)(h)		4,392,000	4,391,953
Entergy Corp. 0.10%, 11/1/2021 (b)(h)		3,221,000	3,220,970
General Motors Financial Co., Inc. 0.24%, 11/1/2021 (h)		4,392,000	4,391,907

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 1.4% (continued)
Hitachi International Treasury Ltd. 0.12%, 11/1/2021 (h)	2,928,000	2,927,968
Mitsui & Co. USA, Inc. 0.14%, 11/1/2021 (h)	3,514,000	3,513,956
Total Commercial Paper (Cost $18,447,000)		18,446,754
	Shares
Investment Companies — 0.0% (g)
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.03% (i) (Cost $1,490)	1,490	1,490
Total Short-Term Investments (Cost $18,448,490)		18,448,244
Total Investments — 99.8% (Cost $1,147,715,760)		1,336,700,787
Other Assets Less Liabilities — 0.2%		2,638,922
Net Assets — 100.0%		1,339,339,709

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  All or a portion of the security pledged as collateral for written call options contracts.

(b)  Securities exempt from registration under Rule 144A or section 4 (a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2021 amounted to $136,555,529, which represents approximately 10.20% of net assets of the Fund.

(c)  Security has the ability to pay in kind ("PIK") or pay income in cash. When applicable, separate rates of such payments are disclosed.

(d)  Perpetual security. The rate reflected was the rate in effect on October 31, 2021. The maturity date reflects the next call date.

(e)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2021.

(f)  All or a portion of the security pledged as collateral for forward foreign currency exchange contracts.

(g)  Represents less than 0.05% of net assets.

(h)  The rate shown was the current yield as of October 31, 2021.

(i)  Represents 7-day effective yield as of October 31, 2021.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$230,110,222
Aggregate gross unrealized depreciation	(64,319,653)
Net unrealized appreciation	$165,790,569
Federal income tax cost	$1,168,906,533

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,636,677	EUR	3,791,000	Bank of New York Mellon	11/17/2021	$253,004
USD	720,543	EUR	599,000	JPMorgan Chase Bank	12/15/2021	27,360
USD	4,897,640	EUR	4,108,000	JPMorgan Chase Bank	1/19/2022	138,982
USD	4,811,709	EUR	4,060,000	UBS AG	2/16/2022	105,871
USD	1,974,411	GBP	1,427,000	UBS AG	2/16/2022	21,507
Total unrealized appreciation						546,724
EUR	3,791,000	USD	4,483,426	Bank of New York Mellon	11/17/2021	(99,753)
EUR	599,000	USD	698,244	JPMorgan Chase Bank	12/15/2021	(5,061)
USD	6,094,392	EUR	5,259,000	Goldman Sachs	3/16/2022	(4,887)
USD	2,409,888	GBP	1,771,000	Goldman Sachs	3/16/2022	(12,847)
Total unrealized depreciation						(122,548)
Net unrealized appreciation						$424,176

Abbreviations

ADR  — American Depositary Receipt

COP  — Colombian Peso

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

ICE  — Intercontinental Exchange

IDR  — Indonesian Rupiah

KRW  — South Korean Won

LIBOR  — London Interbank Offered Rate

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Written Call Options Contracts as of October 31, 2021

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
American Express Co.	Exchange Traded	79	USD	(1,372,862)	USD	175.00	11/19/2021	(27,650)
American Express Co.	Exchange Traded	79	USD	(1,372,862)	USD	175.00	12/17/2021	(45,820)
American Express Co.	Exchange Traded	79	USD	(1,372,862)	USD	175.00	1/21/2022	(62,094)
Analog Devices, Inc.	Exchange Traded	81	USD	(1,405,269)	USD	190.00	1/21/2022	(17,415)
Anthem, Inc.	Exchange Traded	35	USD	(1,522,955)	USD	420.00	12/17/2021	(72,100)
Anthem, Inc.	Exchange Traded	35	USD	(1,522,955)	USD	420.00	1/21/2022	(96,740)
Anthem, Inc.	Exchange Traded	33	USD	(1,435,929)	USD	420.00	3/18/2022	(117,975)
Anthem, Inc.	Exchange Traded	34	USD	(1,479,442)	USD	430.00	1/21/2022	(74,868)
Anthem, Inc.	Exchange Traded	33	USD	(1,435,929)	USD	430.00	3/18/2022	(99,825)
Bank of New York Mellon Corp. (The	Exchange Traded	247	USD	(1,462,240)	USD	65.00	12/17/2021	(7,410)
Bank of New York Mellon Corp. (The)	Exchange Traded	274	USD	(1,622,080)	USD	65.00	1/21/2022	(23,290)
Bank of New York Mellon Corp. (The)	Exchange Traded	258	USD	(1,527,360)	USD	65.00	3/18/2022	(36,765)
Bank of New York Mellon Corp. (The)	Exchange Traded	279	USD	(1,651,680)	USD	70.00	1/21/2022	(5,580)
Bank of New York Mellon Corp. (The)	Exchange Traded	232	USD	(1,373,440)	USD	70.00	3/18/2022	(13,340)
Becton Dickinson and Co.	Exchange Traded	54	USD	(1,293,786)	USD	300.00	12/17/2021	(2,160)
Becton Dickinson and Co.	Exchange Traded	54	USD	(1,293,786)	USD	310.00	1/21/2022	(13,230)
Becton Dickinson and Co.	Exchange Traded	54	USD	(1,293,786)	USD	320.00	1/21/2022	(12,690)
CH Robinson Worldwide, Inc.	Exchange Traded	137	USD	(1,328,763)	USD	115.00	1/21/2022	(16,097)
CH Robinson Worldwide, Inc.	Exchange Traded	268	USD	(2,599,332)	USD	120.00	11/19/2021	(20,100)
CH Robinson Worldwide, Inc.	Exchange Traded	126	USD	(1,222,074)	USD	120.00	1/21/2022	(27,090)
Coca-Cola Femsa SAB de CV, ADR	Exchange Traded	230	USD	(1,236,250)	USD	65.00	2/18/2022	(13,225)
Coca-Cola Femsa SAB de CV, ADR	Exchange Traded	226	USD	(1,214,750)	USD	70.00	2/18/2022	(12,430)
Colgate-Palmolive Co.	Exchange Traded	171	USD	(1,302,849)	USD	90.00	1/21/2022	(1,710)
First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Written Call Options Contracts as of October 31, 2021 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Colgate-Palmolive Co.	Exchange Traded	160	USD	(1,219,040)	USD	95.00	11/19/2021	(1,600)
Colgate-Palmolive Co.	Exchange Traded	166	USD	(1,264,754)	USD	100.00	1/21/2022	(830)
Colgate-Palmolive Co.	Exchange Traded	163	USD	(1,241,897)	USD	105.00	1/21/2022	(12,225)
Comcast Corp., Class A	Exchange Traded	236	USD	(1,213,748)	USD	65.00	1/21/2022	(2,596)
Comcast Corp., Class A	Exchange Traded	233	USD	(1,198,319)	USD	65.00	3/18/2022	(6,058)
Comcast Corp., Class A	Exchange Traded	410	USD	(2,108,630)	USD	65.00	4/14/2022	(13,530)
Comcast Corp., Class A	Exchange Traded	226	USD	(1,162,318)	USD	75.00	4/14/2022	(3,616)
Equity Residential, REIT	Exchange Traded	190	USD	(1,641,600)	USD	90.00	1/21/2022	(30,875)
Equity Residential, REIT	Exchange Traded	182	USD	(1,572,480)	USD	95.00	1/21/2022	(9,100)
Equity Residential, REIT	Exchange Traded	152	USD	(1,313,280)	USD	95.00	4/14/2022	(23,560)
Exxon Mobil Corp.	Exchange Traded	243	USD	(1,566,621)	USD	72.50	11/19/2021	(2,187)
Exxon Mobil Corp.	Exchange Traded	208	USD	(1,340,976)	USD	75.00	11/19/2021	(832)
Exxon Mobil Corp.	Exchange Traded	231	USD	(1,489,257)	USD	80.00	1/21/2022	(3,696)
Exxon Mobil Corp.	Exchange Traded	232	USD	(1,495,704)	USD	80.00	3/18/2022	(9,976)
Exxon Mobil Corp.	Exchange Traded	220	USD	(1,418,340)	USD	85.00	1/21/2022	(1,760)
Fomento Economico Mexicano SAB de CV, ADR	Exchange Traded	158	USD	(1,298,602)	USD	95.00	4/14/2022	(26,070)
Fomento Economico Mexicano SAB de CV, ADR	Exchange Traded	156	USD	(1,282,164)	USD	105.00	4/14/2022	(7,410)
HCA Healthcare, Inc.	Exchange Traded	65	USD	(1,627,990)	USD	240.00	1/21/2022	(125,450)
HCA Healthcare, Inc.	Exchange Traded	55	USD	(1,377,530)	USD	300.00	3/18/2022	(17,325)
HCA Healthcare, Inc.	Exchange Traded	55	USD	(1,377,530)	USD	310.00	3/18/2022	(11,275)
HCA Healthcare, Inc.	Exchange Traded	65	USD	(1,627,990)	USD	320.00	3/18/2022	(14,300)
HCA Healthcare, Inc.	Exchange Traded	65	USD	(1,627,990)	USD	330.00	3/18/2022	(7,312)
Kraft Heinz Co. (The)	Exchange Traded	305	USD	(1,094,645)	USD	50.00	1/21/2022	(610)
Linde plc	Exchange Traded	44	USD	(1,404,480)	USD	310.00	12/17/2021	(63,800)
Linde plc	Exchange Traded	44	USD	(1,415,656)	USD	320.00	1/21/2022	(47,960)

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Written Call Options Contracts as of October 31, 2021 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Magellan Midstream Partners LP	Exchange Traded	288	USD	(1,411,200)	USD	50.00	12/17/2021	(22,464)
Magellan Midstream Partners LP	Exchange Traded	280	USD	(1,372,000)	USD	55.00	12/17/2021	(2,800)
Magellan Midstream Partners LP	Exchange Traded	256	USD	(1,254,400)	USD	55.00	1/21/2022	(7,680)
Magellan Midstream Partners LP	Exchange Traded	275	USD	(1,347,500)	USD	55.00	4/14/2022	(17,875)
Nutrien Ltd.	Exchange Traded	237	USD	(1,656,867)	USD	65.00	11/19/2021	(135,090)
Nutrien Ltd.	Exchange Traded	231	USD	(1,614,921)	USD	65.00	12/17/2021	(144,375)
Nutrien Ltd.	Exchange Traded	224	USD	(1,565,984)	USD	65.00	1/21/2022	(143,360)
Nutrien Ltd.	Exchange Traded	235	USD	(1,642,885)	USD	65.00	3/18/2022	(173,900)
Oracle Corp.	Exchange Traded	184	USD	(1,765,296)	USD	95.00	12/17/2021	(75,992)
Oracle Corp.	Exchange Traded	175	USD	(1,678,950)	USD	95.00	1/21/2022	(89,950)
Oracle Corp.	Exchange Traded	153	USD	(1,467,882)	USD	100.00	11/19/2021	(8,109)
Oracle Corp.	Exchange Traded	138	USD	(1,323,972)	USD	110.00	1/21/2022	(11,730)
Philip Morris International, Inc.	Exchange Traded	137	USD	(1,295,198)	USD	110.00	12/17/2021	(823)
Philip Morris International, Inc.	Exchange Traded	133	USD	(1,257,382)	USD	110.00	1/21/2022	(3,192)
Philip Morris International, Inc.	Exchange Traded	133	USD	(1,257,382)	USD	115.00	1/21/2022	(2,527)
Philip Morris International, Inc.	Exchange Traded	260	USD	(2,458,040)	USD	115.00	3/18/2022	(9,360)
Philip Morris International, Inc.	Exchange Traded	278	USD	(2,628,212)	USD	120.00	1/21/2022	(2,780)
Philip Morris International, Inc.	Exchange Traded	130	USD	(1,229,020)	USD	120.00	3/18/2022	(7,670)
Philip Morris International, Inc.	Exchange Traded	140	USD	(1,323,560)	USD	125.00	1/21/2022	(2,660)
PPG Industries, Inc.	Exchange Traded	46	USD	(738,622)	USD	185.00	1/21/2022	(4,255)
Royal Gold, Inc.	Exchange Traded	107	USD	(1,059,514)	USD	160.00	1/21/2022	(3,210)
Royal Gold, Inc.	Exchange Traded	114	USD	(1,128,828)	USD	170.00	1/21/2022	(3,420)
Schlumberger NV	Exchange Traded	509	USD	(1,642,034)	USD	40.00	11/19/2021	(2,545)
Schlumberger NV	Exchange Traded	394	USD	(1,271,044)	USD	40.00	12/17/2021	(7,092)
Schlumberger NV	Exchange Traded	509	USD	(1,642,034)	USD	40.00	1/21/2022	(21,378)
Schlumberger NV	Exchange Traded	405	USD	(1,306,530)	USD	50.00	1/21/2022	(3,037)
Schlumberger NV	Exchange Traded	405	USD	(1,306,530)	USD	50.00	5/20/2022	(14,378)

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2021

Written Call Options Contracts as of October 31, 2021 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Scotts Miracle-Gro Co. (The)	Exchange Traded	77	USD	(1,143,142)	USD	175.00	11/19/2021	(2,695)
Texas Instruments, Inc.	Exchange Traded	69	USD	(1,293,612)	USD	220.00	12/17/2021	(1,173)
Texas Instruments, Inc.	Exchange Traded	76	USD	(1,424,848)	USD	220.00	1/21/2022	(3,572)
Texas Instruments, Inc.	Exchange Traded	70	USD	(1,312,360)	USD	220.00	3/18/2022	(12,530)
Texas Instruments, Inc.	Exchange Traded	68	USD	(1,274,864)	USD	230.00	3/18/2022	(5,168)
UGI Corp.	Exchange Traded	298	USD	(1,293,618)	USD	50.00	11/19/2021	(1,490)
UGI Corp.	Exchange Traded	288	USD	(1,250,208)	USD	50.00	1/21/2022	(9,360)
Union Pacific Corp.	Exchange Traded	59	USD	(1,424,260)	USD	240.00	11/19/2021	(27,199)
Universal Health Services, Inc., Class B	Exchange Traded	85	USD	(1,054,850)	USD	180.00	12/17/2021	(1,275)
Universal Health Services, Inc., Class B	Exchange Traded	90	USD	(1,116,900)	USD	180.00	1/21/2022	(6,750)
US Bancorp	Exchange Traded	223	USD	(1,346,251)	USD	67.50	1/21/2022	(10,481)
US Bancorp	Exchange Traded	228	USD	(1,376,436)	USD	70.00	3/18/2022	(17,328)
US Bancorp	Exchange Traded	228	USD	(1,376,436)	USD	75.00	3/18/2022	(6,270)
Wells Fargo & Co.	Exchange Traded	270	USD	(1,381,320)	USD	55.00	12/17/2021	(16,200)
Wells Fargo & Co.	Exchange Traded	270	USD	(1,381,320)	USD	55.00	1/21/2022	(33,480)
Wells Fargo & Co.	Exchange Traded	577	USD	(2,951,932)	USD	60.00	1/21/2022	(21,926)
Wells Fargo & Co.	Exchange Traded	277	USD	(1,417,132)	USD	60.00	4/14/2022	(28,392)
Weyerhaeuser Co., REIT	Exchange Traded	363	USD	(1,296,636)	USD	38.00	11/19/2021	(5,445)
Weyerhaeuser Co., REIT	Exchange Traded	384	USD	(1,371,648)	USD	39.00	1/21/2022	(16,512)
Weyerhaeuser Co., REIT	Exchange Traded	336	USD	(1,200,192)	USD	50.00	1/21/2022	(6,720)
Wheaton Precious Metals Corp.	Exchange Traded	312	USD	(1,260,792)	USD	60.00	12/17/2021	(7,176)
Wheaton Precious Metals Corp.	Exchange Traded	302	USD	(1,220,382)	USD	70.00	1/21/2022	(1,510)
								(2,427,861)
Total Written Options Contracts (Premiums Received ($2,278,920))								(2,427,861)

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund

Fund Overview

Data as of October 31, 2021 (unaudited)

Investment Objective

The First Eagle High Income Fund seeks to provide investors with a high level of current income. To pursue this objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade instruments.

Average Annual Returns^ (%)		One Year	Five Years	Ten Years
First Eagle High Income Fund	Class I	7.29	4.93	5.34
Bloomberg Barclays U.S. Corporate High Yield Index		10.53	6.40	6.78

Asset Allocation* (%)

Sectors* (%)

Consumer Discretionary	19.4
Industrials	11.5
Consumer Staples	11.4
Materials	11.2
Energy	9.8
Communication Services	9.4
Health Care	7.7
Real Estate	5.2
Information Technology	5.2
Financials	5.2
Asset-Backed Securities	0.3
Short-Term Investments	3.7

Countries*~ (%)

United States	82.9
Germany	4.0
Canada	3.2
United Kingdom	2.1
Mexico	1.4
Australia	1.3
Poland	1.0
Singapore	0.4
Short-Term Investments	3.7

^Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower. Effective July 1, 2021 the waiver was removed.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

Top 10 Holdings* (%)

CITGO Petroleum Corp. (Oil, Gas & Consumable Fuels, United States)	1.8
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods, United States)	1.8
Boyd Gaming Corp. (Hotels, Restaurants & Leisure, United States)	1.7
GLP Capital LP (Equity Real Estate Investment Trusts (REITs), United States)	1.7
Qwest Corp. (Diversified Telecommunication Services, United States)	1.7
EnQuest plc (Oil, Gas & Consumable Fuels, United Kingdom)	1.7
IHO Verwaltungs GmbH (Auto Components, Germany)	1.6
Taylor Morrison Communities, Inc. (Household Durables, United States)	1.5
SEG Holding LLC (Food & Staples Retailing, United States)	1.4
ACCO Brands Corp. (Commercial Services & Supplies, United States)	1.4
Total	16.3

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded. Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 95.4%
Australia — 1.3%
Coronado Finance Pty. Ltd. 10.75%, 5/15/2026 (a)	1,085,000	1,179,818
Nufarm Australia Ltd. 5.75%, 4/30/2026 (a)	1,721,000	1,758,647
		2,938,465
Canada — 3.2%
Intertape Polymer Group, Inc. 4.38%, 6/15/2029 (a)	1,646,000	1,650,115
Kronos Acquisition Holdings, Inc. 7.00%, 12/31/2027 (a)	932,000	901,300
Open Text Corp. 5.88%, 6/1/2026 (a)	94,000	97,055
3.88%, 2/15/2028 (a)	2,190,000	2,206,425
Precision Drilling Corp. 6.88%, 1/15/2029 (a)	1,944,000	2,007,180
Ritchie Bros Auctioneers, Inc. 5.38%, 1/15/2025 (a)	634,000	645,095
		7,507,170
Germany — 4.0%
Cheplapharm Arzneimittel GmbH 5.50%, 1/15/2028 (a)	2,640,000	2,720,850
IHO Verwaltungs GmbH 4.75%, (4.75% Cash or 5.50% PIK), 9/15/2026 (a)(b)	3,730,000	3,818,513
6.00%, (6.00% Cash or 6.75% PIK), 5/15/2027 (a)(b)	1,280,244	1,328,253
Mercer International, Inc. 5.13%, 2/1/2029	1,395,000	1,386,937
		9,254,553
Mexico — 1.4%
Mexico Remittances Funding Fiduciary Estate Management Sarl 4.88%, 1/15/2028‡ (a)	3,335,000	3,218,308
Poland — 1.0%
Canpack SA 3.13%, 11/1/2025 (a)	200,000	201,000
3.88%, 11/15/2029 (a)	2,147,000	2,130,897
		2,331,897

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Singapore — 0.4%
Avation Capital SA 8.25%, (8.25% Cash or 9.00% PIK), 10/31/2026 (a)(b)	1,220,222	998,379
United Kingdom — 2.1%
EnQuest plc 7.00%, 10/15/2023 (a)(b)(c)	4,056,561	3,904,440
Petrofac Ltd. 9.75%, 11/15/2026 (a)	1,000,000	990,280
		4,894,720
United States — 82.0%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	3,372,000	3,334,065
American Airlines, Inc. 5.50%, 4/20/2026 (a)	185,000	194,065
5.75%, 4/20/2029 (a)	185,000	199,106
AMN Healthcare, Inc. 4.63%, 10/1/2027 (a)	1,036,000	1,064,511
4.00%, 4/15/2029 (a)	2,109,000	2,140,635
Antero Midstream Partners LP 7.88%, 5/15/2026 (a)	615,000	672,656
5.38%, 6/15/2029 (a)	1,294,000	1,352,166
Antero Resources Corp. 8.38%, 7/15/2026 (a)	604,000	679,500
Aramark Services, Inc. 5.00%, 4/1/2025 (a)	623,000	637,796
6.38%, 5/1/2025 (a)	1,163,000	1,223,930
5.00%, 2/1/2028 (a)	57,000	58,282
Arcosa, Inc. 4.38%, 4/15/2029 (a)	163,000	166,372
Ardagh Metal Packaging Finance USA LLC 3.25%, 9/1/2028 (a)	657,000	643,039
Arko Corp. 5.13%, 11/15/2029 (a)	2,000,000	1,952,200
Ashland LLC 3.38%, 9/1/2031 (a)	2,000,000	1,975,000
Avantor Funding, Inc. 3.88%, 11/1/2029 (a)	2,000,000	1,999,360
B&G Foods, Inc. 5.25%, 4/1/2025	1,152,000	1,175,040

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
United States — 82.0% (continued)
Boyd Gaming Corp. 8.63%, 6/1/2025 (a)	3,766,000	4,057,865
4.75%, 12/1/2027	872,000	898,421
4.75%, 6/15/2031 (a)	162,000	166,659
BWX Technologies, Inc. 4.13%, 6/30/2028 (a)	1,000,000	1,012,500
4.13%, 4/15/2029 (a)	653,000	662,632
Carnival Corp. 7.63%, 3/1/2026 (a)	1,000,000	1,053,590
5.75%, 3/1/2027 (a)	1,242,000	1,263,735
4.00%, 8/1/2028 (a)	424,000	424,000
Centene Corp. 4.25%, 12/15/2027	2,641,000	2,766,447
4.63%, 12/15/2029	1,228,000	1,324,705
3.38%, 2/15/2030	190,000	194,988
Central Garden & Pet Co. 4.13%, 4/30/2031 (a)	548,000	548,000
Charles River Laboratories International, Inc. 4.25%, 5/1/2028 (a)	632,000	650,960
3.75%, 3/15/2029 (a)	134,000	135,340
Cinemark USA, Inc. 8.75%, 5/1/2025 (a)	1,603,000	1,715,210
CITGO Petroleum Corp. 7.00%, 6/15/2025 (a)	3,956,000	4,077,054
6.38%, 6/15/2026 (a)	802,000	826,060
Clearwater Paper Corp.
4.75%, 8/15/2028 (a)	305,000	309,194
CNX Midstream Partners LP 4.75%, 4/15/2030 (a)	500,000	500,625
Cogent Communications Group, Inc. 3.50%, 5/1/2026 (a)	648,000	654,480
Coinbase Global, Inc. 3.63%, 10/1/2031 (a)	250,000	238,125
Conduent Business Services LLC 6.00%, 11/1/2029 (a)	2,000,000	1,993,400
Consensus Cloud Solutions, Inc. 6.00%, 10/15/2026 (a)	3,000,000	3,063,750

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
United States — 82.0% (continued)
Crestwood Midstream Partners LP 6.00%, 2/1/2029 (a)	1,868,000	1,935,930
Crocs, Inc. 4.13%, 8/15/2031 (a)	500,000	503,125
Crown Americas LLC 4.75%, 2/1/2026	1,844,000	1,899,873
Dana, Inc. 5.38%, 11/15/2027	1,255,000	1,314,613
4.25%, 9/1/2030	324,000	327,872
DaVita, Inc. 4.63%, 6/1/2030 (a)	734,000	737,641
3.75%, 2/15/2031 (a)	1,529,000	1,448,727
Delta Air Lines, Inc. 4.50%, 10/20/2025 (a)	1,122,845	1,198,150
7.38%, 1/15/2026	1,528,000	1,797,097
Diamond BC BV 4.63%, 10/1/2029 (a)	250,000	251,750
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	1,243,000	1,251,887
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	2,065,000	2,095,975
Edgewell Personal Care Co. 4.13%, 4/1/2029 (a)	1,824,000	1,792,080
Energizer Holdings, Inc. 4.75%, 6/15/2028 (a)	8,000	7,991
4.38%, 3/31/2029 (a)	871,000	834,636
Fair Isaac Corp. 4.00%, 6/15/2028 (a)	1,669,000	1,685,690
Ford Motor Co. 8.50%, 4/21/2023	1,169,000	1,281,808
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	914,000	957,415
6.75%, 5/1/2029 (a)	308,000	316,855
6.00%, 1/15/2030 (a)	1,000,000	1,004,730
Gartner, Inc. 3.63%, 6/15/2029 (a)	250,000	251,250
G-III Apparel Group Ltd. 7.88%, 8/15/2025 (a)	3,821,000	4,074,141

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
United States — 82.0% (continued)
Glatfelter Corp. 4.75%, 11/15/2029 (a)	2,250,000	2,292,187
GLP Capital LP REIT, 5.25%, 6/1/2025	3,627,000	4,023,467
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	2,000,000	2,020,000
GYP Holdings III Corp. 4.63%, 5/1/2029 (a)	651,000	642,863
Hawaiian Brand Intellectual Property Ltd. 5.75%, 1/20/2026 (a)	1,240,000	1,302,000
HCA, Inc. 5.88%, 5/1/2023	1,470,000	1,571,062
3.50%, 9/1/2030	607,000	638,352
Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (a)	306,000	318,049
Howard Hughes Corp. (The) 4.38%, 2/1/2031 (a)	62,000	62,014
Imola Merger Corp. 4.75%, 5/15/2029 (a)	1,184,000	1,216,501
Ingles Markets, Inc. 4.00%, 6/15/2031 (a)	2,000,000	1,990,000
Interface, Inc. 5.50%, 12/1/2028 (a)	1,294,000	1,342,525
International Game Technology plc 5.25%, 1/15/2029 (a)	967,000	1,016,559
IQVIA, Inc. 5.00%, 10/15/2026 (a)	800,000	821,960
5.00%, 5/15/2027 (a)	1,075,000	1,114,313
Iron Mountain, Inc. REIT, 5.25%, 7/15/2030 (a)	1,303,000	1,360,606
REIT, 4.50%, 2/15/2031 (a)	940,000	949,400
ITT Holdings LLC 6.50%, 8/1/2029 (a)	1,250,000	1,253,125
JBS USA LUX SA 6.75%, 2/15/2028 (a)	1,993,000	2,147,478
3.75%, 12/1/2031 (a)	647,000	662,366
Jefferies Finance LLC 5.00%, 8/15/2028 (a)	3,000,000	3,040,680
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	1,312,000	1,328,006

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
United States — 82.0% (continued)
KB Home 4.00%, 6/15/2031	2,647,000	2,683,396
Koppers, Inc. 6.00%, 2/15/2025 (a)	2,389,000	2,446,169
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	1,939,000	1,986,312
4.88%, 11/1/2026 (a)	388,000	397,816
4.88%, 5/15/2028 (a)	581,000	623,477
4.13%, 1/31/2030 (a)	327,000	327,311
Level 3 Financing, Inc. 4.25%, 7/1/2028 (a)	589,000	582,309
3.75%, 7/15/2029 (a)	24,000	22,680
Lumen Technologies, Inc. 4.50%, 1/15/2029 (a)	2,000,000	1,932,500
5.38%, 6/15/2029 (a)	434,000	435,627
Macy's Retail Holdings LLC 3.63%, 6/1/2024	552,000	570,464
Meredith Corp. 6.88%, 2/1/2026	1,746,000	1,812,173
MGIC Investment Corp. 5.75%, 8/15/2023	470,000	501,138
5.25%, 8/15/2028	612,000	651,125
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	592,428	644,775
Moog, Inc. 4.25%, 12/15/2027 (a)	155,000	159,555
Mueller Water Products, Inc. 4.00%, 6/15/2029 (a)	646,000	656,498
Pearl Merger Sub, Inc. 6.75%, 10/1/2028 (a)	1,901,000	1,886,742
PennyMac Financial Services, Inc. 5.75%, 9/15/2031 (a)	1,000,000	983,750
Pilgrim's Pride Corp. 5.88%, 9/30/2027 (a)	638,000	672,688
4.25%, 4/15/2031 (a)	847,000	893,585
Post Holdings, Inc. 4.63%, 4/15/2030 (a)	1,826,000	1,835,130
PRA Group, Inc. 5.00%, 10/1/2029 (a)	1,500,000	1,482,285

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
United States — 82.0% (continued)
Qwest Corp. 6.75%, 12/1/2021	3,947,000	3,960,815
Radian Group, Inc. 4.50%, 10/1/2024	645,000	683,700
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (a)	556,000	566,425
Royal Caribbean Cruises Ltd. 10.88%, 6/1/2023 (a)	1,163,000	1,301,106
11.50%, 6/1/2025 (a)	596,000	678,323
5.50%, 8/31/2026 (a)	1,000,000	1,018,750
SBA Communications Corp. REIT, 4.88%, 9/1/2024	2,928,000	2,964,600
REIT, 3.88%, 2/15/2027	609,000	628,050
REIT, 3.13%, 2/1/2029 (a)	1,242,000	1,192,320
Scotts Miracle-Gro Co. (The) 4.38%, 2/1/2032 (a)	1,602,000	1,610,098
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (a)	2,452,000	2,399,895
Sealed Air Corp. 4.00%, 12/1/2027 (a)	1,252,000	1,308,340
SEG Holding LLC 5.63%, 10/15/2028 (a)	3,198,000	3,365,895
Shea Homes LP 4.75%, 2/15/2028 (a)	1,668,000	1,680,510
Sprint Communications, Inc. 11.50%, 11/15/2021	2,000,000	2,007,200
6.00%, 11/15/2022	1,026,000	1,076,253
Sunoco LP 4.50%, 4/30/2030 (a)	2,000,000	2,017,640
Sylvamo Corp. 7.00%, 9/1/2029 (a)	397,000	398,985
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (a)	3,228,000	3,377,295
5.75%, 1/15/2028 (a)	918,000	1,010,645
Teleflex, Inc. 4.63%, 11/15/2027	1,005,000	1,041,431
4.25%, 6/1/2028 (a)	58,000	59,592
Thor Industries, Inc. 4.00%, 10/15/2029 (a)	1,250,000	1,237,875

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
United States — 82.0% (continued)
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	2,138,000	2,134,344
Turning Point Brands, Inc. 5.63%, 2/15/2026 (a)	930,000	942,787
United Airlines Pass-Through Trust Series 2020-1, Class A, 5.88%, 10/15/2027	702,767	786,234
United Airlines, Inc. 4.38%, 4/15/2026 (a)	343,000	354,823
4.63%, 4/15/2029 (a)	229,000	236,095
United Natural Foods, Inc. 6.75%, 10/15/2028 (a)	1,530,000	1,656,225
United Wholesale Mortgage LLC 5.50%, 4/15/2029 (a)	326,000	317,035
US Acute Care Solutions LLC 6.38%, 3/1/2026 (a)	309,000	320,588
Valvoline, Inc. 3.63%, 6/15/2031 (a)	2,555,000	2,491,125
VICI Properties LP REIT, 4.25%, 12/1/2026 (a)	245,000	253,778
REIT, 3.75%, 2/15/2027 (a)	305,000	313,388
REIT, 4.13%, 8/15/2030 (a)	305,000	320,250
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	3,203,000	3,207,004
WESCO Distribution, Inc. 7.13%, 6/15/2025 (a)	1,542,000	1,634,520
7.25%, 6/15/2028 (a)	1,850,000	2,040,383
Western Digital Corp. 4.75%, 2/15/2026	1,850,000	2,032,687
White Cap Parent LLC 8.25%, 3/15/2026 (a)(b)	1,972,000	1,993,830
Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/2028 (a)	1,222,000	1,262,387
Yum! Brands, Inc. 7.75%, 4/1/2025 (a)	797,000	847,570
Ziff Davis, Inc. 4.63%, 10/15/2030 (a)	1,588,000	1,663,430
		190,669,943
Total Corporate Bonds (Cost $216,550,528)		221,813,435

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

Investments	Principal Amount ($)	Value ($)
Loan Assignments — 0.7%
United States — 0.7%
BJ's Wholesale Club, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.08%, 2/3/2024 (d) (Cost $1,667,599)	1,669,184	1,669,184
Short-Term Investments — 3.7%
Commercial Paper — 3.7%
CenterPoint Energy, Inc. 0.11%, 11/1/2021 (a)(e)	2,028,000	2,027,978
Entergy Corp. 0.10%, 11/1/2021 (a)(e)	1,487,000	1,486,986
General Motors Financial Co., Inc. 0.24%, 11/1/2021 (e)	2,028,000	2,027,957
Hitachi International Treasury Ltd. 0.12%, 11/1/2021 (e)	1,352,000	1,351,985
Mitsui & Co. USA, Inc. 0.14%, 11/1/2021 (e)	1,623,000	1,622,980
Total Commercial Paper (Cost $8,518,000)		8,517,886
	Shares
Investment Companies — 0.0% (f)
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.03% (g) (Cost $1,987)	1,987	1,987
Total Short-Term Investments (Cost $8,519,987)		8,519,873
Total Investments — 99.8% (Cost $226,738,114)		232,002,492
Other Assets Less Liabilities — 0.2%		502,880
Net Assets — 100.0%		232,505,372

‡  Value determined using significant unobservable inputs.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2021 amounted to $183,328,451, which represents approximately 78.85% of net assets of the Fund.

(b)  Security has the ability to pay in kind ("PIK") or pay income in cash. When applicable, separate rates of such payments are disclosed.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle High Income Fund | Schedule of Investments | October 31, 2021

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(d)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2021.

(e)  The rate shown was the current yield as of October 31, 2021.

(f)  Represents less than 0.05% of net assets.

(g)  Represents 7-day effective yield as of October 31, 2021.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,322,121
Aggregate gross unrealized depreciation	(1,237,705)
Net unrealized appreciation	$5,084,416
Federal income tax cost	$226,922,246

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	134,726	EUR	112,000	JPMorgan Chase Bank	12/15/2021	$5,116
Total unrealized appreciation						5,116
EUR	112,000	USD	130,556	JPMorgan Chase Bank	12/15/2021	(946)
Total unrealized depreciation						(946)
Net unrealized appreciation						$4,170

Abbreviations

EUR  — Euro

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

REIT  — Real Estate Investment Trust

USD  — United States Dollar

See Notes to Financial Statements

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Fund of America

Fund Overview

Data as of October 31, 2021 (unaudited)

Investment Objective

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation and current income by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity instruments.

Average Annual Returns^ (%)		One Year	Five Years	Ten Years
First Eagle Fund of America	Class Y	36.54	9.54	9.80
S&P 500 Index		42.91	18.93	16.21

Asset Allocation* (%)

Sectors* (%)

Information Technology	37.9
Communication Services	20.7
Health Care	16.5
Consumer Discretionary	11.3
Consumer Staples	5.9
Industrials	4.9
Financials	2.0
Short-Term Investments	0.8

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Fund of America | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Alphabet, Inc. (Interactive Media & Services, United States)	8.6
UnitedHealth Group, Inc. (Health Care Providers & Services, United States)	8.5
Oracle Corp. (Software, United States)	8.5
Meta Platforms, Inc. (Interactive Media & Services, United States)	7.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment, Taiwan)	6.6
Microsoft Corp. (Software, United States)	5.4
Comcast Corp. (Media, United States)	5.1
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment, United States)	4.3
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment, United States)	4.3
Medtronic plc (Health Care Equipment & Supplies, United States)	4.0
Total	62.3

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Fund of America | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Common Stocks — 99.5%
Air Freight & Logistics — 4.9%
CH Robinson Worldwide, Inc.	153,054	14,844,707
Expeditors International of Washington, Inc.	107,356	13,232,701
		28,077,408
Beverages — 2.0%
PepsiCo, Inc.	68,719	11,104,990
Capital Markets — 2.0%
S&P Global, Inc.	24,330	11,536,313
Electronic Equipment, Instruments & Components — 3.6%
TE Connectivity Ltd.	139,550	20,374,300
Food Products — 0.8%
Nestle SA (Registered) (Switzerland)	35,432	4,673,737
Health Care Equipment & Supplies — 6.2%
Becton Dickinson and Co.	52,635	12,610,819
Medtronic plc	190,487	22,831,772
		35,442,591
Health Care Providers & Services — 10.3%
HCA Healthcare, Inc.	41,043	10,279,630
UnitedHealth Group, Inc.	105,521	48,589,255
		58,868,885
Hotels, Restaurants & Leisure — 0.9%
Booking Holdings, Inc.*	551	1,333,850
Starbucks Corp.	32,815	3,480,687
		4,814,537
Household Products — 3.1%
Colgate-Palmolive Co.	232,621	17,723,394
Interactive Media & Services — 15.6%
Alphabet, Inc., Class A*	16,477	48,787,079
Meta Platforms, Inc., Class A*	124,037	40,134,652
		88,921,731
Internet & Direct Marketing Retail — 2.9%
Alibaba Group Holding Ltd., ADR (China)*	98,285	16,211,128

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Fund of America | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
IT Services — 1.9%
Accenture plc, Class A	23,780	8,532,026
Visa, Inc., Class A	10,496	2,222,738
		10,754,764
Media — 5.1%
Comcast Corp., Class A	564,368	29,025,446
Semiconductors & Semiconductor Equipment — 15.2%
Analog Devices, Inc.	141,305	24,515,004
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	328,185	37,314,635
Texas Instruments, Inc.	131,642	24,680,242
		86,509,881
Software — 17.4%
Microsoft Corp.	92,212	30,579,343
Oracle Corp.	504,101	48,363,450
salesforce.com, Inc.*	66,975	20,071,738
		99,014,531
Specialty Retail — 7.6%
Home Depot, Inc. (The)	56,902	21,152,750
Ross Stores, Inc.	197,430	22,349,076
		43,501,826
Total Common Stocks (Cost $425,672,333)		566,555,462
	Principal Amount ($)
Short-Term Investments — 0.8%
Commercial Paper — 0.8%
CenterPoint Energy, Inc. 0.11%, 11/1/2021 (a)(b)	1,058,000	1,057,988
Entergy Corp. 0.10%, 11/1/2021 (a)(b)	776,000	775,993
General Motors Financial Co., Inc. 0.24%, 11/1/2021 (b)	1,058,000	1,057,978
Hitachi International Treasury Ltd. 0.12%, 11/1/2021 (b)	705,000	704,992
Mitsui & Co. USA, Inc. 0.14%, 11/1/2021 (b)	847,000	846,989
Total Commercial Paper (Cost $4,444,000)		4,443,940

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Fund of America | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Capital Shares, 0.03%, (d) (Cost $974)	974	974
Total Short-Term Investments (Cost $4,444,974)		4,444,914
Total Investments — 100.3% (Cost $430,117,307)		571,000,376
Liabilities in Excess of Other Assets — (0.3%)		(1,652,977)
Net Assets — 100.0%		569,347,399

*  Non-income producing security.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2021 amounted to $1,833,981, which represents approximately 0.32% of net assets of the Fund.

(b)  The rate shown was the current yield as of October 31, 2021.

(c)  Represents less than 0.05% of net assets.

(d)  Represents 7-day effective yield as of October 31, 2021.

Abbreviation

ADR  — American Depositary Receipt

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$147,977,687
Aggregate gross unrealized depreciation	(7,102,876)
Net unrealized appreciation	$140,874,811
Federal income tax cost	$430,125,565

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

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First Eagle Small Cap Opportunity Fund

Fund Overview

Data as of October 31, 2021 (unaudited)

Investment Objective

The First Eagle Small Cap Opportunity Fund seeks long-term growth of capital.

Average Annual Returns^ (%)	For The Period 4/27/21† – 10/31/21
First Eagle Small Cap Opportunity Fund (Class I)	-0.47
Russell 2000 Value Index	2.54
Russell 2000 Index	0.31

Asset Allocation* (%)

Sectors* (%)

Industrials	22.7
Consumer Discretionary	15.5
Information Technology	13.1
Health Care	8.6
Financials	7.7
Materials	7.3
Energy	5.7
Real Estate	3.5
Communication Services	1.2
Consumer Staples	1.1
Short-Term Investments	13.6

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

†  Commencement of operations.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Fund Overview

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Russell 2000® Value Index is a widely followed, unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is completely reconstituted annually. One cannot invest directly in an index. The Russell 2000® Index is a widely followed, unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is completely reconstituted annually. One cannot invest directly in an index.

Top 10 Holdings* (%)

B Riley Financial, Inc. (Capital Markets, United States)	0.8
America's Car-Mart, Inc. (Specialty Retail, United States)	0.8
II-VI, Inc. (Electronic Equipment, Instruments & Components, United States)	0.7
LGI Homes, Inc. (Household Durables, United States)	0.7
Addus HomeCare Corp. (Health Care Providers & Services, United States)	0.7
Surgery Partners, Inc. (Health Care Providers & Services, United States)	0.7
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels, United States)	0.7
Community Health Systems, Inc. (Health Care Providers & Services, United States)	0.7
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment, United States)	0.7
DMC Global, Inc. (Energy Equipment & Services, United States)	0.7
Total	7.2

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Common Stocks — 89.2%
Aerospace & Defense — 3.8%
AAR Corp.*	12,920	456,980
Astronics Corp.*	34,215	441,374
Curtiss-Wright Corp.	4,400	561,792
Ducommun, Inc.*	10,877	526,338
Hexcel Corp.*	7,781	441,494
Kaman Corp.	13,800	493,902
Mercury Systems, Inc.*	10,900	561,786
Triumph Group, Inc.*	24,151	493,888
		3,977,554
Air Freight & Logistics — 1.3%
Atlas Air Worldwide Holdings, Inc.*	7,259	588,850
Hub Group, Inc., Class A*	5,900	463,563
Radiant Logistics, Inc.*	37,128	249,872
		1,302,285
Airlines — 1.6%
Allegiant Travel Co.*	3,395	595,042
JetBlue Airways Corp.*	37,000	519,110
Mesa Air Group, Inc.*	70,993	535,287
		1,649,439
Auto Components — 1.5%
Horizon Global Corp.*	61,148	453,718
Modine Manufacturing Co.*	40,305	443,355
Patrick Industries, Inc.	4,700	366,177
Superior Industries International, Inc.*	39,161	228,309
Unique Fabricating, Inc.*	10,991	32,423
		1,523,982
Automobiles — 0.3%
Harley-Davidson, Inc.	5,000	182,450
Winnebago Industries, Inc.	2,000	135,380
		317,830
Banks — 2.6%
First Foundation, Inc.	14,052	373,924
Hilltop Holdings, Inc.	17,118	606,662

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Banks — 2.6% (continued)
Seacoast Banking Corp. of Florida	10,578	385,356
Texas Capital Bancshares, Inc.*	11,800	715,080
TriState Capital Holdings, Inc.*	19,992	600,760
		2,681,782
Beverages — 0.5%
MGP Ingredients, Inc.	6,774	434,958
Reed's, Inc.*	77,500	49,608
		484,566
Biotechnology — 0.4%
Flexion Therapeutics, Inc.*	44,841	414,779
Building Products — 3.0%
American Woodmark Corp.*	9,544	656,055
Apogee Enterprises, Inc.	9,089	381,102
Gibraltar Industries, Inc.*	11,306	736,699
Griffon Corp.	8,256	218,701
JELD-WEN Holding, Inc.*	14,649	401,529
PGT Innovations, Inc.*	19,064	407,016
Quanex Building Products Corp.	13,500	279,720
		3,080,822
Capital Markets — 1.5%
Ashford, Inc.*	25,119	416,222
B Riley Financial, Inc.	12,100	867,086
Moelis & Co., Class A	4,508	327,912
		1,611,220
Chemicals — 3.7%
AdvanSix, Inc.*	12,752	619,747
HB Fuller Co.	7,750	546,453
Huntsman Corp.	15,648	509,812
Intrepid Potash, Inc.*	11,329	551,836
Livent Corp.*	19,918	562,086
LSB Industries, Inc.*	26,608	237,609
Olin Corp.	5,100	290,598
Trecora Resources*	29,739	231,369
Tronox Holdings plc, Class A	11,894	277,368
		3,826,878

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Commercial Services & Supplies — 3.1%
Heritage-Crystal Clean, Inc.*	18,641	646,283
Interface, Inc.	17,445	250,510
KAR Auction Services, Inc.*	13,236	194,172
Performant Financial Corp.*	68,500	206,185
Pitney Bowes, Inc.	52,342	363,254
Quest Resource Holding Corp.*	30,290	176,288
Steelcase, Inc., Class A	29,682	353,216
US Ecology, Inc.*	18,600	598,734
VSE Corp.	8,704	483,507
		3,272,149
Communications Equipment — 2.6%
ADTRAN, Inc.	17,986	332,381
CalAmp Corp.*	26,414	254,103
Comtech Telecommunications Corp.	19,531	421,284
Digi International, Inc.*	17,283	372,449
DZS, Inc.*	47,287	515,428
Infinera Corp.*	63,656	483,149
PCTEL, Inc.*	28,842	166,130
Sierra Wireless, Inc. (Canada)*	11,286	188,927
		2,733,851
Construction & Engineering — 2.7%
Arcosa, Inc.	12,506	646,935
Comfort Systems USA, Inc.	6,866	628,033
Infrastructure and Energy Alternatives, Inc.*	39,100	432,837
Northwest Pipe Co.*	19,344	459,613
Orion Group Holdings, Inc.*	36,462	162,256
Primoris Services Corp.	19,185	517,036
		2,846,710
Diversified Consumer Services — 1.7%
American Public Education, Inc.*	21,186	529,438
Houghton Mifflin Harcourt Co.*	14,496	205,698
Lincoln Educational Services Corp.*	68,564	493,661
Regis Corp.*	147,608	398,542
Zovio, Inc.*	76,648	131,834
		1,759,173

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Diversified Telecommunication Services — 0.2%
Ooma, Inc.*	9,733	224,832
Electrical Equipment — 0.6%
Babcock & Wilcox Enterprises, Inc.*	56,974	389,133
LSI Industries, Inc.	33,657	250,408
		639,541
Electronic Equipment, Instruments & Components — 3.2%
Advanced Energy Industries, Inc.	7,534	691,772
Avnet, Inc.	11,348	432,472
Fabrinet (Thailand)*	5,848	561,408
II-VI, Inc.*	12,944	783,241
Iteris, Inc.*	83,024	445,009
TTM Technologies, Inc.*	10,100	133,724
VIA Optronics AG, ADR (Germany)*	42,898	263,823
		3,311,449
Energy Equipment & Services — 2.6%
Archrock, Inc.	26,820	219,656
DMC Global, Inc.*	17,700	739,506
Helmerich & Payne, Inc.	20,712	642,900
Newpark Resources, Inc.*	107,935	366,979
Oil States International, Inc.*	38,892	235,685
US Silica Holdings, Inc.*	57,298	554,645
		2,759,371
Entertainment — 0.2%
Marcus Corp. (The)*	11,275	209,377
Equity Real Estate Investment Trusts (REITs) — 3.3%
Alexander & Baldwin, Inc.	22,902	561,786
Armada Hoffler Properties, Inc.	40,238	551,663
Braemar Hotels & Resorts, Inc.*	90,515	459,816
Chatham Lodging Trust*	34,052	432,120
Diversified Healthcare Trust	123,235	448,575
Macerich Co. (The)	7,067	127,842
Physicians Realty Trust	13,000	247,130
Tanger Factory Outlet Centers, Inc.	38,101	640,097
		3,469,029

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Food & Staples Retailing — 0.6%
Chefs' Warehouse, Inc. (The)*	9,904	345,353
Natural Grocers by Vitamin Cottage, Inc.	25,880	315,218
		660,571
Health Care Equipment & Supplies — 3.6%
Bioventus, Inc., Class A*	31,000	468,100
IntriCon Corp.*	26,996	458,932
Invacare Corp.*	68,500	338,390
Neuronetics, Inc.*	87,369	454,319
Ortho Clinical Diagnostics Holdings plc*	19,357	382,688
Orthofix Medical, Inc.*	16,830	605,543
SeaSpine Holdings Corp.*	38,155	570,799
Sientra, Inc.*	73,831	432,650
Surgalign Holdings, Inc.*	85,504	82,195
		3,793,616
Health Care Providers & Services — 3.9%
Acadia Healthcare Co., Inc.*	9,216	571,392
Addus HomeCare Corp.*	8,211	767,728
Brookdale Senior Living, Inc.*	30,000	195,000
Community Health Systems, Inc.*	57,000	746,700
Cross Country Healthcare, Inc.*	10,337	214,286
Option Care Health, Inc.*	5,596	152,939
Select Medical Holdings Corp.	19,530	648,787
Surgery Partners, Inc.*	18,606	765,451
		4,062,283
Health Care Technology — 0.2%
Castlight Health, Inc., Class B*	118,082	212,548
Hotels, Restaurants & Leisure — 2.1%
BJ's Restaurants, Inc.*	6,900	229,908
Century Casinos, Inc.*	10,823	160,180
Cheesecake Factory, Inc. (The)*	4,000	162,560
Chuy's Holdings, Inc.*	8,896	259,407
Drive Shack, Inc.*	141,890	368,914
Noodles & Co.*	20,679	251,250

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Hotels, Restaurants & Leisure — 2.1% (continued)
Potbelly Corp.*	37,750	227,255
Ruth's Hospitality Group, Inc.*	7,344	142,033
Six Flags Entertainment Corp.*	9,042	371,898
		2,173,405
Household Durables — 5.5%
Beazer Homes USA, Inc.*	35,505	642,996
Cavco Industries, Inc.*	1,186	285,091
Century Communities, Inc.	7,707	516,831
Dixie Group, Inc. (The)*	29,822	136,883
Ethan Allen Interiors, Inc.	16,995	394,454
Green Brick Partners, Inc.*	12,100	315,205
LGI Homes, Inc.*	5,167	771,433
MDC Holdings, Inc.	14,100	690,618
Skyline Champion Corp.*	7,961	504,090
Taylor Morrison Home Corp.*	16,192	494,342
Toll Brothers, Inc.	10,346	622,519
Tri Pointe Homes, Inc.*	13,376	323,565
		5,698,027
Insurance — 1.3%
HCI Group, Inc.	1,268	169,925
Heritage Insurance Holdings, Inc.	26,886	175,834
Old Republic International Corp.	27,855	719,495
Stewart Information Services Corp.	4,372	311,155
		1,376,409
Interactive Media & Services — 0.6%
Cars.com, Inc.*	27,354	356,149
QuinStreet, Inc.*	22,354	312,956
		669,105
Internet & Direct Marketing Retail — 1.2%
CarParts.com, Inc.*	31,800	484,314
Overstock.com, Inc.*	7,734	736,509
		1,220,823

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Machinery — 3.0%
CIRCOR International, Inc.*	16,361	466,943
Commercial Vehicle Group, Inc.*	14,735	147,939
EnPro Industries, Inc.	5,317	476,722
LiqTech International, Inc.*	55,354	292,823
Luxfer Holdings plc (United Kingdom)	18,369	369,401
Manitex International, Inc.*	26,384	170,704
Meritor, Inc.*	15,159	368,970
Park-Ohio Holdings Corp.	17,612	410,712
Trinity Industries, Inc.	9,329	261,678
Wabash National Corp.	11,711	181,872
		3,147,764
Marine — 0.3%
Diana Shipping, Inc. (Greece)*	70,666	354,037
Media — 0.2%
Marchex, Inc., Class B*	71,223	233,611
Metals & Mining — 3.5%
Allegheny Technologies, Inc.*	37,840	609,224
Carpenter Technology Corp.	18,121	559,577
Century Aluminum Co.*	34,600	457,066
Commercial Metals Co.	21,691	698,016
Ferroglobe plc*	50,427	334,331
Haynes International, Inc.	8,914	357,719
Hecla Mining Co.	44,500	257,210
Olympic Steel, Inc.	6,892	185,877
TimkenSteel Corp.*	14,672	204,674
		3,663,694
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
ACRES Commercial Realty Corp.*	14,521	227,980
Ladder Capital Corp.	9,000	108,000
		335,980
Multiline Retail — 0.3%
Nordstrom, Inc.*	11,800	339,014

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Oil, Gas & Consumable Fuels — 3.3%
Ardmore Shipping Corp. (Ireland)*	109,176	433,429
Chesapeake Energy Corp.	11,731	747,734
Dorian LPG Ltd.	24,218	293,522
Earthstone Energy, Inc., Class A*	61,944	628,731
Matador Resources Co.	17,114	716,221
Navigator Holdings Ltd.*	42,180	350,094
PBF Energy, Inc., Class A*	20,500	299,505
		3,469,236
Paper & Forest Products — 0.4%
Glatfelter Corp.	25,874	425,110
Pharmaceuticals — 0.9%
Pacira BioSciences, Inc.*	9,000	470,520
Recro Pharma, Inc.*	218,275	425,636
		896,156
Professional Services — 0.8%
Mistras Group, Inc.*	27,882	273,801
TrueBlue, Inc.*	20,116	560,231
		834,032
Real Estate Management & Development — 0.3%
Realogy Holdings Corp.*	20,240	350,557
Road & Rail — 0.6%
Daseke, Inc.*	22,787	215,337
US Xpress Enterprises, Inc., Class A*	52,625	398,371
		613,708
Semiconductors & Semiconductor Equipment — 6.1%
Alpha & Omega Semiconductor Ltd.*	13,529	468,780
Amkor Technology, Inc.	34,016	745,631
Amtech Systems, Inc.*	16,392	246,208
Cohu, Inc.*	19,115	612,445
FormFactor, Inc.*	14,161	563,324
Ichor Holdings Ltd.*	15,805	690,995
inTEST Corp.*	46,159	510,980
Kulicke & Soffa Industries, Inc. (Singapore)	12,674	722,418
NeoPhotonics Corp.*	42,500	430,100

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Semiconductors & Semiconductor Equipment — 6.1% (continued)
Onto Innovation, Inc.*	4,749	376,168
Ultra Clean Holdings, Inc.*	9,614	476,566
Veeco Instruments, Inc.*	23,512	571,106
		6,414,721
Software — 1.6%
A10 Networks, Inc.*	9,165	171,294
Avaya Holdings Corp.*	25,943	483,059
InterDigital, Inc.	5,345	357,848
Kaleyra, Inc. (Italy)*	24,330	277,605
SecureWorks Corp., Class A*	23,208	427,491
		1,717,297
Specialty Retail — 2.5%
America's Car-Mart, Inc.*	6,616	790,546
Conn's, Inc.*	30,379	676,540
Kirkland's, Inc.*	19,953	448,544
Lumber Liquidators Holdings, Inc.*	6,510	117,701
Sonic Automotive, Inc., Class A	4,487	221,792
Zumiez, Inc.*	8,000	325,600
		2,580,723
Textiles, Apparel & Luxury Goods — 1.1%
Lakeland Industries, Inc.*	16,371	342,318
Skechers USA, Inc., Class A*	14,500	670,045
Tapestry, Inc.	3,200	124,736
		1,137,099
Thrifts & Mortgage Finance — 2.2%
Axos Financial, Inc.*	6,968	369,304
MGIC Investment Corp.	16,163	261,194
NMI Holdings, Inc., Class A*	18,937	459,790
Radian Group, Inc.	26,518	632,985
Walker & Dunlop, Inc.	4,600	598,322
		2,321,595
Trading Companies & Distributors — 2.4%
Air Lease Corp.	13,423	537,591
Herc Holdings, Inc.	4,000	728,160

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Small Cap Opportunity Fund | Schedule of Investments | October 31, 2021

Investments	Shares	Value ($)
Trading Companies & Distributors — 2.4% (continued)
Univar Solutions, Inc.*	24,749	633,079
WESCO International, Inc.*	4,249	550,501
		2,449,331
Total Common Stocks (Cost $92,056,149)		93,247,071
Master Limited Partnerships — 0.4%
Trading Companies & Distributors — 0.4%
Fortress Transportation and Infrastructure Investors LLC (Cost $438,018)	17,500	456,925
Short-Term Investments — 14.2%
Investment Companies — 14.2%
JP Morgan U.S. Government Money Market Fund, Capital Shares, 0.03%, (a) (Cost $14,802,882)	14,802,882	14,802,882
Total Investments — 103.8% (Cost $107,297,049)		108,506,878
Liabilities in Excess of Other Assets — (3.8%)		(4,016,129)
Net Assets — 100.0%		104,490,749

*  Non-income producing security.

(a)  Represents 7-day effective yield as of October 31, 2021.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,857,589
Aggregate gross unrealized depreciation	(3,754,844)
Net unrealized appreciation	$1,102,745
Federal income tax cost	$107,404,133

Abbreviations

ADR  — American Depositary Receipt

REIT  — Real Estate Investment Trust

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

Statements of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$27,575,374,615	$9,222,157,253
Investments in affiliates	2,004,796,531	356,119,085
Gold bullion	3,015,662,623	799,500,107
Silver bullion	—	—
Investments, at Value (Note 1)
Investments in non-affiliates	43,002,124,086	12,629,352,736
Investments in affiliates	2,013,096,181	592,464,374
Gold bullion	5,077,962,197	1,490,688,438
Silver bullion	—	—
Unrealized appreciation on forward foreign currency exchange contracts	14,070,916	7,729,146
Receivable for investment securities sold	47,630,260	22,083,192
Foreign tax reclaims receivable	39,150,094	19,780,993
Receivable for Fund shares sold	34,965,985	12,510,514
Accrued interest and dividends receivable	80,416,808	41,143,719
Investment for trustee deferred compensation plan (Note 2)	6,536,908	4,137,007
Other assets	453,246	194,780
Total Assets	50,316,406,681	14,820,084,899
Liabilities
Investment advisory fees payable (Note 2)	31,629,886	9,333,611
Payable for investment securities purchased	92,009,224	37,268,491
Distribution fees payable (Note 3)	4,856,478	501,982
Administrative fees payable (Note 2)	314,460	19,254
Trustee deferred compensation plan (Note 2)	6,536,908	4,137,007
Service fees payable (Note 3)	559,549	33,531
Trustee fees payable	7,105	7,105
IRS compliance fees for foreign withholding tax claims payable	20,941,890	34,796,781
Unrealized depreciation on forward foreign currency exchange contracts	3,075,047	1,600,727
Payable for Fund shares redeemed	36,219,385	25,692,780
Accrued expenses and other liabilities	14,022,756	4,730,518
Total Liabilities	210,172,688	118,121,787
Net Assets	$50,106,233,993	$14,701,963,112
Net Assets Consist of
Capital stock (par value, $0.001 per share)	730,632	538,979
Capital surplus	30,596,125,148	10,395,454,071
Total distributable earnings (losses)	19,509,378,213	4,305,970,062
Net Assets	$50,106,233,993	$14,701,963,112
First Eagle Funds | Annual Report | October 31, 2021

October 31, 2021

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$643,851,926	$1,166,291,334
Investments in affiliates	—	44,731,275
Gold bullion	79,442,806	341,380,576
Silver bullion	—	41,203,976
Investments, at Value (Note 1)
Investments in non-affiliates	1,173,122,111	1,568,578,462
Investments in affiliates	—	88,398,243
Gold bullion	131,072,511	469,291,539
Silver bullion	—	66,297,709
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for investment securities sold	—	6,525,975
Foreign tax reclaims receivable	—	—
Receivable for Fund shares sold	623,142	3,595,555
Accrued interest and dividends receivable	933,147	—
Investment for trustee deferred compensation plan (Note 2)	4,308,108	241,966
Other assets	68,818	80,790
Total Assets	1,310,127,837	2,203,010,239
Liabilities
Investment advisory fees payable (Note 2)	825,486	1,381,965
Payable for investment securities purchased	317,945	19,113,453
Distribution fees payable (Note 3)	169,460	214,742
Administrative fees payable (Note 2)	23,597	6,975
Trustee deferred compensation plan (Note 2)	4,308,108	241,966
Service fees payable (Note 3)	11,580	30,831
Trustee fees payable	10,164	7,105
IRS compliance fees for foreign withholding tax claims payable	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Payable for Fund shares redeemed	900,183	2,028,220
Accrued expenses and other liabilities	533,812	979,770
Total Liabilities	7,100,335	24,005,027
Net Assets	$1,303,027,502	$2,179,005,212
Net Assets Consist of
Capital stock (par value, $0.001 per share)	58,172	93,633
Capital surplus	613,735,230	2,290,240,484
Total distributable earnings (losses)	689,234,100	(111,328,905)
Net Assets	$1,303,027,502	$2,179,005,212

First Eagle Funds | Annual Report | October 31, 2021

Statements of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
Class A
Net assets	$15,108,209,546		$1,895,378,261
Shares outstanding	220,800,407		70,974,129
Net asset value per share and redemption proceeds per share	$68.42		$26.71
Offering price per share (NAV per share plus maximum sales charge)**	$72.03	(1)	$28.11	(1)
Class C
Net assets	$2,623,491,392		$157,202,972
Shares outstanding	39,993,648		6,180,394
Net asset value per share and redemption proceeds per share	$65.60		$25.44
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$64.95		$25.18
Class I
Net assets	$30,248,817,847		$11,072,223,040
Shares outstanding	439,008,116		404,269,481
Net asset value per share and redemption proceeds per share	$68.90		$27.39
Class R3
Net assets	$1,282,871		$382,336
Shares outstanding	18,803		14,036
Net asset value per share and redemption proceeds per share	$68.23		$27.24
Class R4
Net assets	$2,064,017		$10,239,115
Shares outstanding	30,042		375,210
Net asset value per share and redemption proceeds per share	$68.70		$27.29
Class R5
Net assets	$109,886		$70,429
Shares outstanding	1,616		2,583
Net asset value per share and redemption proceeds per share	$68.00		$27.27
Class R6
Net assets	$2,122,258,434		$1,566,466,959
Shares outstanding	30,779,066		57,163,246
Net asset value per share and redemption proceeds per share	$68.95		$27.40

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

**  A contingent deferred sales charge (CDSC) of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, R3, R4, R5 and R6 have no front-end sales charges.

(2)  The maximum CDSC is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

October 31, 2021

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net assets	$638,937,017		$578,967,863
Shares outstanding	28,742,223		25,243,851
Net asset value per share and redemption proceeds per share	$22.23		$22.94
Offering price per share (NAV per share plus maximum sales charge)**	$23.40	(1)	$24.14	(1)
Class C
Net assets	$53,912,233		$144,502,309
Shares outstanding	2,557,732		6,938,928
Net asset value per share and redemption proceeds per share	$21.08		$20.82
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$20.87		$20.62
Class I
Net assets	$584,344,212		$1,349,701,051
Shares outstanding	25,734,780		56,991,845
Net asset value per share and redemption proceeds per share	$22.71		$23.68
Class R3
Net assets	$70,771		$1,350,992
Shares outstanding	3,130		57,335
Net asset value per share and redemption proceeds per share	$22.61		$23.56
Class R4
Net assets	$12,850		$811,320
Shares outstanding	568		34,208
Net asset value per share and redemption proceeds per share	$22.61		$23.72
Class R5
Net assets	$74,599		$437,455
Shares outstanding	3,298		18,471
Net asset value per share and redemption proceeds per share	$22.62		$23.68
Class R6
Net assets	$25,675,820		$103,234,222
Shares outstanding	1,130,595		4,347,949
Net asset value per share and redemption proceeds per share	$22.71		$23.74

First Eagle Funds | Annual Report | October 31, 2021

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle High Income Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$1,076,182,647	$226,738,114
Gold bullion	71,533,113	—
Investments, at Value (Note 1)
Investments in non-affiliates	1,233,689,743	232,002,492
Gold bullion	103,011,044	—
Cash	75,696	61,570
Unrealized appreciation on forward foreign currency exchange contracts	546,724	5,116
Receivable for investment securities sold	1,329,231	2,576,031
Foreign tax reclaims receivable	2,162,067	—
Receivable for Fund shares sold	1,727,144	54,695
Accrued interest and dividends receivable	5,478,035	2,897,969
Due from custodian	—	—
Investment for trustee deferred compensation plan (Note 2)	877,744	283,669
Other assets	14,843	4,542
Total Assets	1,348,912,271	237,886,084
Liabilities
Investment advisory fees payable (Note 2)	843,254	89,266
Option contracts written, at value (premiums received $2,278,920, $—, $— and $—, respectively)	2,427,861	—
Payable for investment securities purchased	3,202,016	4,317,280
Distribution fees payable (Note 3)	200,890	27,891
Administrative fees payable (Note 2)	56,219	9,919
Trustee deferred compensation plan (Note 2)	877,744	283,669
Service fees payable (Note 3)	32,611	3,352
Trustee fees payable	1,501	—
IRS compliance fees for foreign withholding tax claims payable	276,252	—
Payable for distributions to shareholders	184,473	99,102
Unrealized depreciation on forward foreign currency exchange contracts	122,548	946
Payable for Fund shares redeemed	813,432	249,302
Accrued expenses and other liabilities	533,761	299,985
Total Liabilities	9,572,562	5,380,712
Net Assets	$1,339,339,709	$232,505,372
Net Assets Consist of
Capital stock (par value, $0.001 per share)	99,251	25,894
Capital surplus	1,117,075,804	341,656,130
Total distributable earnings (losses)	222,164,654	(109,176,652)
Net Assets	$1,339,339,709	$232,505,372

First Eagle Funds | Annual Report | October 31, 2021

October 31, 2021

	First Eagle Fund of America	First Eagle Small Cap Opportunity Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$430,117,307	$107,297,049
Gold bullion	—	—
Investments, at Value (Note 1)
Investments in non-affiliates	571,000,376	108,506,878
Gold bullion	—	—
Cash	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for investment securities sold	—	—
Foreign tax reclaims receivable	28,166	—
Receivable for Fund shares sold	61,142	1,791,365
Accrued interest and dividends receivable	270,159	22,762
Due from custodian	—	42,397
Investment for trustee deferred compensation plan (Note 2)	2,028,290	—
Other assets	55,855	36,336
Total Assets	573,443,988	110,399,738
Liabilities
Investment advisory fees payable (Note 2)	237,509	61,888
Option contracts written, at value (premiums received $2,278,920, $—, $— and $—, respectively)	—	—
Payable for investment securities purchased	—	5,727,523
Distribution fees payable (Note 3)	99,843	1,928
Administrative fees payable (Note 2)	—	124
Trustee deferred compensation plan (Note 2)	2,028,290	—
Service fees payable (Note 3)	8,123	—
Trustee fees payable	16,131	157
IRS compliance fees for foreign withholding tax claims payable	—	—
Payable for distributions to shareholders	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Payable for Fund shares redeemed	1,056,536	17,525
Accrued expenses and other liabilities	650,157	99,844
Total Liabilities	4,096,589	5,908,989
Net Assets	$569,347,399	$104,490,749
Net Assets Consist of
Capital stock (par value, $0.001 per share)	19,324	3,832
Capital surplus	361,678,267	103,537,234
Total distributable earnings (losses)	207,649,808	949,683
Net Assets	$569,347,399	$104,490,749

First Eagle Funds | Annual Report | October 31, 2021

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund
Class A
Net assets	$492,401,688		$83,818,999
Shares outstanding	36,430,773		9,337,274
Net asset value per share and redemption proceeds per share	$13.52		$8.98
Offering price per share (NAV per share plus maximum sales charge)*	$14.23	(1)	$9.40	(2)
Class C
Net assets	$153,653,829		$15,128,631
Shares outstanding	11,404,016		1,686,722
Net asset value per share and redemption proceeds per share	$13.47		$8.97
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$13.34		$8.88
Class I
Net assets	$668,678,166		$132,026,186
Shares outstanding	49,589,679		14,699,977
Net asset value per share and redemption proceeds per share	$13.48		$8.98
Class Y
Net assets	$—		$—
Shares outstanding	—		—
Net asset value per share and redemption proceeds per share	$—		$—
Class R3
Net assets	$61,192		$443,065
Shares outstanding	4,538		49,309
Net asset value per share and redemption proceeds per share	$13.48		$8.99
Class R4
Net assets	$27,414		$11,075
Shares outstanding	2,034		1,233
Net asset value per share and redemption proceeds per share	$13.48		$8.98
Class R5
Net assets	$11,796		$11,185
Shares outstanding	876		1,246
Net asset value per share and redemption proceeds per share	$13.47		$8.98
Class R6
Net assets	$24,505,624		$1,066,231
Shares outstanding	1,818,684		118,716
Net asset value per share and redemption proceeds per share	$13.47		$8.98

*  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, Y (for First Eagle Fund of America only), R3, R4, R5 and R6 have no front-end sales charges.

(2)  The maximum sales charge is 4.50% for Class A shares. Classes C, I, R3, R4, R5 and R6 have no front-end sales charges.

(3)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

October 31, 2021

	First Eagle Fund of America		First Eagle Small Cap Opportunity Fund
Class A
Net assets	$235,888,229		$10,060,044
Shares outstanding	7,916,180		1,030,504
Net asset value per share and redemption proceeds per share	$29.80		$9.76
Offering price per share (NAV per share plus maximum sales charge)*	$31.37	(1)	$10.28	(1)
Class C
Net assets	$37,722,017		$—
Shares outstanding	1,886,112		—
Net asset value per share and redemption proceeds per share	$20.00		$—
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$19.80		$—
Class I
Net assets	$162,113,237		$93,194,954
Shares outstanding	5,200,341		9,541,918
Net asset value per share and redemption proceeds per share	$31.17		$9.77
Class Y
Net assets	$126,476,761		$—
Shares outstanding	4,092,457		—
Net asset value per share and redemption proceeds per share	$30.90		$—
Class R3
Net assets	$64,412		$—
Shares outstanding	2,080		—
Net asset value per share and redemption proceeds per share	$30.97		$—
Class R4
Net assets	$13,186		$—
Shares outstanding	423		—
Net asset value per share and redemption proceeds per share	$31.14		$—
Class R5
Net assets	$13,216		$—
Shares outstanding	424		—
Net asset value per share and redemption proceeds per share	$31.15		$—
Class R6
Net assets	$7,056,341		$1,235,751
Shares outstanding	226,370		126,466
Net asset value per share and redemption proceeds per share	$31.17		$9.77

First Eagle Funds | Annual Report | October 31, 2021

Statements of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*
Investment Income
Interest (net of $1,084,973, $411,438, $— and $— foreign taxes withheld)	$71,133,964	$31,193,176
Dividends from:
Non-affiliates (net of $44,740,829, $25,588,088, $117,621, and $1,971,831 foreign taxes withheld)	804,968,060	268,124,216
Affiliates (net of $598,883, $3,605,822, $—, and $221,509 foreign taxes withheld)	28,173,958	16,226,287
Foreign withholding tax claims	151,744,016	71,296,571
Less: IRS compliance fees for foreign withholding tax claims	(20,941,890)	(34,796,781)
Total Income	1,035,078,108	352,043,469
Expenses
Investment advisory fees (Note 2)	361,653,384	111,169,732
Distributions fees (Note 3)
Class A	35,538,715	4,828,609
Class C	24,899,098	1,572,745
Class R3	3,013	834
Class R4	2,246	8,748
Shareholder servicing agent fees	35,459,012	12,210,386
Service fees (Note 3)
Class C	8,299,699	524,248
Class R3	1,205	334
Administrative costs (Note 2)	3,969,379	1,296,914
Professional fees	907,084	591,640
Custodian and accounting fees	6,424,337	2,677,583
Shareholder reporting fees	1,320,364	379,614
Trustees' fees	1,415,470	404,798
Registration and filing fees	588,731	398,286
Other expenses	959,036	310,002
Total Expenses	481,440,773	136,374,473
Expense waiver (Note 2)	—	—
Net Expenses	481,440,773	136,374,473
Net Investment Income (Note 1)	553,637,335	215,668,996
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	2,237,568,959	350,905,444
Transactions from investments in affiliates	(93,124,227)	2,529,757
Commodity related transactions	—	—
Settlement of foreign currency and foreign currency transactions	(12,682,862)	(5,613,821)
Settlement of forward foreign currency exchange contracts	(1,999,173)	794,015
	2,129,762,697	348,615,395
Changes in unrealized appreciation (depreciation) on:
Investments in non-affiliates and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $1,332,486, $338,017, $— and $—)	7,364,785,239	1,544,323,952
Investments in affiliates	762,728,319	143,079,005
Foreign currency and foreign currency translations	(1,227,507)	(564,264)
Forward foreign currency exchange contracts	8,830,979	5,021,269
	8,135,117,030	1,691,859,962
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	10,264,879,727	2,040,475,357
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,818,517,062	$2,256,144,353

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

October 31, 2021

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $1,084,973, $411,438, $— and $— foreign taxes withheld)	$522,547	$316,963
Dividends from:
Non-affiliates (net of $44,740,829, $25,588,088, $117,621, and $1,971,831 foreign taxes withheld)	19,295,359	25,997,297
Affiliates (net of $598,883, $3,605,822, $—, and $221,509 foreign taxes withheld)	—	1,255,220
Foreign withholding tax claims	—	—
Less: IRS compliance fees for foreign withholding tax claims	—	—
Total Income	19,817,906	27,569,480
Expenses
Investment advisory fees (Note 2)	9,475,928	17,385,648
Distributions fees (Note 3)
Class A	1,456,626	1,500,376
Class C	682,806	1,248,948
Class R3	163	2,670
Class R4	11	862
Shareholder servicing agent fees	875,809	2,691,345
Service fees (Note 3)
Class C	227,602	416,316
Class R3	65	1,068
Administrative costs (Note 2)	384,955	476,456
Professional fees	239,025	267,303
Custodian and accounting fees	212,457	848,185
Shareholder reporting fees	28,381	129,338
Trustees' fees	53,815	68,367
Registration and filing fees	106,601	200,277
Other expenses	55,081	68,969
Total Expenses	13,799,325	25,306,128
Expense waiver (Note 2)	(631,743)	—
Net Expenses	13,167,582	25,306,128
Net Investment Income (Note 1)	6,650,324	2,263,352
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	107,345,007	5,412,929
Transactions from investments in affiliates	—	—
Commodity related transactions	13,581,543	1,649,418
Settlement of foreign currency and foreign currency transactions	(6,031)	1,898
Settlement of forward foreign currency exchange contracts	—	—
	120,920,519	7,064,245
Changes in unrealized appreciation (depreciation) on:
Investments in non-affiliates and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $1,332,486, $338,017, $— and $—)	224,319,454	(303,451,936)
Investments in affiliates	—	(15,002)
Foreign currency and foreign currency translations	—	16,727
Forward foreign currency exchange contracts	—	—
	224,319,454	(303,450,211)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	345,239,973	(296,385,966)
Net Increase (Decrease) in Net Assets Resulting from Operations	$351,890,297	$(294,122,614)

First Eagle Funds | Annual Report | October 31, 2021

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Income Fund
Investment Income
Interest (net of $30,400, $—, $— and $— foreign taxes withheld)	$10,330,003	$11,350,157
Non-cash interest income from non-affiliates	—	202,321
Dividends from:
Non-affiliates (net of $1,915,336, $145,624, $— and $— foreign taxes withheld)	29,673,021	—
Foreign withholding tax claims	2,384,614	—
Less: IRS compliance fees for foreign withholding tax claims	(276,252)	—
Total Income	42,111,386	11,552,478
Expenses
Investment advisory fees (Note 2)	9,872,502	1,486,250
Distributions fees (Note 3)
Class A	1,103,397	194,729
Class C	1,367,228	193,579
Class Y	—	—
Class R3	147	1,196
Class R4	17	11
Shareholder servicing agent fees	835,550	219,134
Service fees (Note 3)
Class C	455,743	64,526
Class R3	59	478
Administrative costs (Note 2)	658,181	120,401
Professional fees	248,192	253,879
Custodian and accounting fees	294,762	135,321
Shareholder reporting fees	54,126	14,994
Trustees' fees	43,228	7,197
Registration and filing fees	126,728	81,378
Other expenses	56,142	32,524
Total Expenses	15,116,002	2,805,597
Expense waiver (Note 2)	—	(161,063)
Net Expenses	15,116,002	2,644,534
Net Investment Income (Note 1)	26,995,384	8,907,944
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	40,580,931	11,881,190
Settlement of foreign currency and foreign currency transactions	54,191	(165)
Settlement of forward foreign currency exchange contracts	92,273	(2,170)
Expiration or closing of option contracts written	2,503,640	—
	43,231,035	11,878,855
Changes in unrealized appreciation (depreciation) on :
Investments in non-affiliates and commodity related transactions	177,572,831	(4,461,342)
Foreign currency and foreign currency translations	(47,796)	—
Forward foreign currency exchange contracts	317,859	3,312
Option contracts written	(514,544)	—
	177,328,350	(4,458,030)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	220,559,385	7,420,825
Net Increase in Net Assets Resulting from Operations	$247,554,769	$16,328,769

†  Commencement of operations.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

October 31, 2021

		First Eagle Small Cap Opportunity Fund
	First Eagle Fund of America	For the Period 4/27/21† – 10/31/21
Investment Income
Interest (net of $30,400, $—, $— and $— foreign taxes withheld)	$10,053	$—
Non-cash interest income from non-affiliates	—	—
Dividends from:
Non-affiliates (net of $1,915,336, $145,624, $— and $— foreign taxes withheld)	7,027,139	128,223
Foreign withholding tax claims	—	—
Less: IRS compliance fees for foreign withholding tax claims	—	—
Total Income	7,037,192	128,223
Expenses
Investment advisory fees (Note 2)	2,838,468	156,358
Distributions fees (Note 3)
Class A	556,909	4,182
Class C	409,257	—
Class Y	306,024	—
Class R3	146	—
Class R4	12	—
Shareholder servicing agent fees	550,030	2,265
Service fees (Note 3)
Class C	136,419	—
Class R3	58	—
Administrative costs (Note 2)	183,821	750
Professional fees	320,456	99,476
Custodian and accounting fees	122,206	47,720
Shareholder reporting fees	32,449	630
Trustees' fees	18,072	158
Registration and filing fees	100,382	67,292
Other expenses	46,996	4,082
Total Expenses	5,621,705	382,913
Expense waiver (Note 2)	(513,693)	(192,068)
Net Expenses	5,108,012	190,845
Net Investment Income (Note 1)	1,929,180	(62,622)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	75,493,758	(56,150)
Settlement of foreign currency and foreign currency transactions	(31,105)	—
Settlement of forward foreign currency exchange contracts	—	—
Expiration or closing of option contracts written	(257,843)	—
	75,204,810	(56,150)
Changes in unrealized appreciation (depreciation) on :
Investments in non-affiliates and commodity related transactions	100,903,961	1,209,829
Foreign currency and foreign currency translations	490	—
Forward foreign currency exchange contracts	—	—
Option contracts written	(746,245)	—
	100,158,206	1,209,829
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	175,363,016	1,153,679
Net Increase in Net Assets Resulting from Operations	$177,292,196	$1,091,057

First Eagle Funds | Annual Report | October 31, 2021

Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the year ended October 31, 2021	For the year ended October 31, 2020
Operations
Net investment income (loss)	$553,637,335	$432,765,895	$215,668,996	$135,310,003
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions	2,129,762,697	1,030,461,859	348,615,395	38,021,236
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations	8,135,117,030	(2,559,097,696)	1,691,859,962	(543,067,200)
Net increase (decrease) in net assets resulting from operations	10,818,517,062	(1,095,869,942)	2,256,144,353	(369,735,961)
Distributions to Shareholders
Distributable earnings:
Class A	(315,110,484)	(727,157,248)	(3,992,024)	(112,662,006)
Class C	(59,920,144)	(253,451,927)	—	(16,616,159)
Class I	(697,013,867)	(1,680,013,813)	(50,625,638)	(586,922,532)
Class R3	(90,445)	(627,346)	(397)	(4,784)
Class R4	(60,986)	(115,672)	(42,486)	(4,920)
Class R5	(171)	(554)	(49)	(963)
Class R6	(45,909,407)	(53,668,468)	(7,148,037)	(41,868,450)
Decrease in net assets resulting from distributions	(1,118,105,504)	(2,715,035,028)	(61,808,631)	(758,079,814)
Fund Share Transactions
Class A
Net proceeds from shares sold	1,958,094,631	1,852,600,955	271,060,705	271,320,769
Net asset value of shares issued for reinvested dividends and distributions	270,175,856	649,821,149	3,615,181	103,426,331
Cost of shares redeemed	(2,069,167,872)	(3,050,252,521)	(417,274,314)	(584,171,239)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	159,102,615	(547,830,417)	(142,598,428)	(209,424,139)
Class C
Net proceeds from shares sold	211,517,631	253,103,922	13,123,996	18,717,342
Net asset value of shares issued for reinvested dividends and distributions	56,376,781	209,543,108	—	14,150,158
Cost of shares redeemed	(1,813,430,699)	(2,271,836,086)	(120,592,115)	(154,219,857)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	(1,545,536,287)	(1,809,189,056)	(107,468,119)	(121,352,357)
Class I
Net proceeds from shares sold	4,246,081,289	4,893,149,557	2,302,030,422	2,859,277,683
Net asset value of shares issued for reinvested dividends and distributions	588,547,599	1,412,959,434	45,022,820	520,207,592
Cost of shares redeemed	(4,589,066,510)	(9,763,811,531)	(2,646,191,859)	(3,495,483,508)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	245,562,378	(3,457,702,540)	(299,138,617)	(115,998,233)

First Eagle Funds | Annual Report | October 31, 2021

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the year ended October 31, 2021	For the year ended October 31, 2020
Operations
Net investment income (loss)	$6,650,324	$11,530,733	$2,263,352	$(6,962,153)
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions	120,920,519	23,717,973	7,064,245	14,918,369
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations	224,319,454	(77,801,551)	(303,450,211)	532,116,971
Net increase (decrease) in net assets resulting from operations	351,890,297	(42,552,845)	(294,122,614)	540,073,187
Distributions to Shareholders
Distributable earnings:
Class A	(9,095,373)	(48,290,389)	(7,576,869)	—
Class C	(833,896)	(14,144,878)	(1,315,313)	—
Class I	(10,728,386)	(60,172,080)	(20,539,044)	(523,987)
Class R3	(883)	(4,247)	(5,218)	(185)
Class R4	(164)	(796)	(12,726)	—
Class R5	(1,064)	(801)	(15,658)	(16)
Class R6	(331,599)	(510,941)	(2,703,539)	(280,281)
Decrease in net assets resulting from distributions	(20,991,365)	(123,124,132)	(32,168,367)	(804,469)
Fund Share Transactions
Class A
Net proceeds from shares sold	103,650,653	87,835,828	159,538,696	249,993,321
Net asset value of shares issued for reinvested dividends and distributions	7,757,290	43,613,086	7,065,621	—
Cost of shares redeemed	(106,777,772)	(193,078,324)	(147,476,619)	(155,054,396)
Redemption fees	—	—	—	57,766
Increase (decrease) in net assets from Fund share transactions	4,630,171	(61,629,410)	19,127,698	94,996,691
Class C
Net proceeds from shares sold	6,219,008	12,547,849	39,114,458	72,190,468
Net asset value of shares issued for reinvested dividends and distributions	810,746	11,984,426	1,196,048	—
Cost of shares redeemed	(82,151,287)	(97,424,297)	(52,180,435)	(53,763,811)
Redemption fees	—	—	—	8,266
Increase (decrease) in net assets from Fund share transactions	(75,121,533)	(72,892,022)	(11,869,929)	18,434,923
Class I
Net proceeds from shares sold	66,536,522	146,948,288	647,468,297	872,020,463
Net asset value of shares issued for reinvested dividends and distributions	6,724,589	43,787,753	17,491,897	415,493
Cost of shares redeemed	(144,556,147)	(354,648,385)	(544,118,010)	(284,542,023)
Redemption fees	—	—	—	44,222
Increase (decrease) in net assets from Fund share transactions	(71,295,036)	(163,912,344)	120,842,184	587,938,155

First Eagle Funds | Annual Report | October 31, 2021

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the year ended October 31, 2021	For the year ended October 31, 2020
Class R3
Net proceeds from shares sold	876,728	1,198,217	239,092	94,597
Net asset value of shares issued for reinvested dividends and distributions	90,445	627,345	397	4,785
Cost of shares redeemed	(4,634,476)	(7,963,480)	(76,147)	(2,101)
Increase (decrease) in net assets from Fund share transactions	(3,667,303)	(6,137,918)	163,342	97,281
Class R4
Net proceeds from shares sold	367,850	2,062,455	4,138,776	7,506,074
Net asset value of shares issued for reinvested dividends and distributions	60,986	115,672	42,486	4,921
Cost of shares redeemed	(985,907)	(1,665,223)	(2,503,381)	(77,940)
Increase (decrease) in net assets from Fund share transactions	(557,071)	512,904	1,677,881	7,433,055
Class R5
Net proceeds from shares sold	98,664	—	52,034	20,586
Net asset value of shares issued for reinvested dividends and distributions	171	554	36	962
Cost of shares redeemed	(356)	—	(14,713)	(9,551)
Increase (decrease) in net assets from Fund share transactions	98,479	554	37,357	11,997
Class R6
Net proceeds from shares sold	547,188,387	872,725,207	778,104,946	351,615,036
Net asset value of shares issued for reinvested dividends and distributions	42,756,670	52,477,319	7,029,534	41,799,858
Cost of shares redeemed	(412,053,977)	(269,917,964)	(327,281,255)	(187,863,662)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	177,891,080	655,284,562	457,853,225	205,551,232
Increase (decrease) in net assets from Fund share transactions	(967,106,109)	(5,165,061,911)	(89,473,359)	(233,681,164)
Net increase (decrease) in net assets	8,733,305,449	(8,975,966,881)	2,104,862,363	(1,361,496,939)
Net Assets (Note 1)
Beginning of period	41,372,928,544	50,348,895,425	12,597,100,749	13,958,597,688
End of period	$50,106,233,993	$41,372,928,544	$14,701,963,112	$12,597,100,749
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	218,563,801	230,587,736	76,443,647	86,231,883
Shares sold	29,881,785	33,348,811	10,333,179	11,972,562
Shares issued on reinvestment of distributions	4,522,528	11,307,136	144,089	4,345,644
Shares redeemed	(32,167,707)	(56,679,882)	(15,946,786)	(26,106,442)
Shares outstanding, end of period	220,800,407	218,563,801	70,974,129	76,443,647
Class C
Shares outstanding, beginning of period	64,457,855	99,119,725	10,447,967	16,062,430
Shares sold	3,378,111	4,737,739	524,854	871,934
Shares issued on reinvestment of distributions	977,406	3,778,956	—	617,102
Shares redeemed	(28,819,724)	(43,178,565)	(4,792,427)	(7,103,499)
Shares outstanding, end of period	39,993,648	64,457,855	6,180,394	10,447,967

First Eagle Funds | Annual Report | October 31, 2021

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the year ended October 31, 2021	For the year ended October 31, 2020
Class R3
Net proceeds from shares sold	359	—	997,974	318,391
Net asset value of shares issued for reinvested dividends and distributions	883	4,248	5,218	185
Cost of shares redeemed	—	—	(37,131)	(519,244)
Increase (decrease) in net assets from Fund share transactions	1,242	4,248	966,061	(200,668)
Class R4
Net proceeds from shares sold	—	—	143,688	1,018,776
Net asset value of shares issued for reinvested dividends and distributions	163	796	12,726	—
Cost of shares redeemed	—	—	(161,843)	(345,313)
Increase (decrease) in net assets from Fund share transactions	163	796	(5,429)	673,463
Class R5
Net proceeds from shares sold	6,497	41,580	489,510	749,882
Net asset value of shares issued for reinvested dividends and distributions	195	801	6,374	9
Cost of shares redeemed	(1,579)	(664)	(635,993)	(352,773)
Increase (decrease) in net assets from Fund share transactions	5,113	41,717	(140,109)	397,118
Class R6
Net proceeds from shares sold	9,618,164	11,318,144	52,184,021	102,328,069
Net asset value of shares issued for reinvested dividends and distributions	331,191	509,354	2,615,039	280,259
Cost of shares redeemed	(4,400,411)	(12,599,924)	(137,817,966)	(104,546,761)
Redemption fees	—	—	—	8,010
Increase (decrease) in net assets from Fund share transactions	5,548,944	(772,426)	(83,018,906)	(1,930,423)
Increase (decrease) in net assets from Fund share transactions	(136,230,936)	(299,159,441)	45,901,570	700,309,259
Net increase (decrease) in net assets	194,667,996	(464,836,418)	(280,389,411)	1,239,577,977
Net Assets (Note 1)
Beginning of period	1,108,359,506	1,573,195,924	2,459,394,623	1,219,816,646
End of period	$1,303,027,502	$1,108,359,506	$2,179,005,212	$2,459,394,623
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	28,622,135	32,562,859	24,499,606	20,722,606
Shares sold	5,009,985	5,337,012	6,553,740	10,636,415
Shares issued on reinvestment of distributions	424,359	2,452,929	283,988	—
Shares redeemed	(5,314,256)	(11,730,665)	(6,093,483)	(6,859,415)
Shares outstanding, end of period	28,742,223	28,622,135	25,243,851	24,499,606
Class C
Shares outstanding, beginning of period	6,326,967	10,862,306	7,523,782	6,758,790
Shares sold	317,332	824,068	1,747,101	3,294,969
Shares issued on reinvestment of distributions	46,435	707,463	52,597	—
Shares redeemed	(4,133,002)	(6,066,870)	(2,384,552)	(2,529,977)
Shares outstanding, end of period	2,557,732	6,326,967	6,938,928	7,523,782

First Eagle Funds | Annual Report | October 31, 2021

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the year ended October 31, 2021	For the year ended October 31, 2020
Class I
Shares outstanding, beginning of period	435,121,397	506,278,698	414,893,100	423,625,800
Shares sold	65,246,449	89,336,919	86,058,044	125,439,685
Shares issued on reinvestment of distributions	9,805,858	24,479,547	1,753,908	21,372,539
Shares redeemed	(71,165,588)	(184,973,767)	(98,435,571)	(155,544,924)
Shares outstanding, end of period	439,008,116	435,121,397	404,269,481	414,893,100
Class R3
Shares outstanding, beginning of period	81,176	199,079	7,866	3,807
Shares sold	12,973	21,167	9,029	3,962
Shares issued on reinvestment of distributions	1,507	10,897	16	196
Shares redeemed	(76,853)	(149,967)	(2,875)	(99)
Shares outstanding, end of period	18,803	81,176	14,036	7,866
Class R4
Shares outstanding, beginning of period	38,806	30,686	313,837	3,611
Shares sold	5,570	36,088	152,455	313,274
Shares issued on reinvestment of distributions	1,017	2,005	1,658	202
Shares redeemed	(15,351)	(29,973)	(92,740)	(3,250)
Shares outstanding, end of period	30,042	38,806	375,210	313,837
Class R5
Shares outstanding, beginning of period	179	170	1,149	651
Shares sold	1,439	—	1,967	869
Shares issued on reinvestment of distributions	3	9	1	40
Shares redeemed	(5)	—	(534)	(411)
Shares outstanding, end of period	1,616	179	2,583	1,149
Class R6
Shares outstanding, beginning of period	27,859,910	15,855,426	39,321,157	30,086,600
Shares sold	8,479,644	15,953,142	29,729,795	15,448,992
Shares issued on reinvestment of distributions	712,255	909,013	273,949	1,717,332
Shares redeemed	(6,272,743)	(4,857,671)	(12,161,655)	(7,931,767)
Shares outstanding, end of period	30,779,066	27,859,910	57,163,246	39,321,157

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the year ended October 31, 2021	For the year ended October 31, 2020
Class I
Shares outstanding, beginning of period	29,211,135	39,001,968	52,495,301	28,802,758
Shares sold	3,221,373	9,294,883	25,667,583	35,825,014
Shares issued on reinvestment of distributions	360,955	2,417,877	682,477	21,618
Shares redeemed	(7,058,683)	(21,503,593)	(21,853,516)	(12,154,089)
Shares outstanding, end of period	25,734,780	29,211,135	56,991,845	52,495,301
Class R3
Shares outstanding, beginning of period	3,066	2,832	17,463	25,614
Shares sold	16	—	41,239	14,635
Shares issued on reinvestment of distributions	48	234	204	10
Shares redeemed	—	—	(1,571)	(22,796)
Shares outstanding, end of period	3,130	3,066	57,335	17,463
Class R4
Shares outstanding, beginning of period	559	515	34,389	539
Shares sold	—	—	5,754	49,072
Shares issued on reinvestment of distributions	9	44	495	—
Shares redeemed	—	—	(6,430)	(15,222)
Shares outstanding, end of period	568	559	34,208	34,389
Class R5
Shares outstanding, beginning of period	3,042	515	24,936	8,627
Shares sold	317	2,522	18,203	35,912
Shares issued on reinvestment of distributions	10	44	249	—
Shares redeemed	(71)	(39)	(24,917)	(19,603)
Shares outstanding, end of period	3,298	3,042	18,471	24,936
Class R6
Shares outstanding, beginning of period	869,157	830,020	7,695,443	8,475,720
Shares sold	454,941	673,656	2,075,323	3,854,823
Shares issued on reinvestment of distributions	17,787	28,126	101,871	14,566
Shares redeemed	(211,290)	(662,645)	(5,524,688)	(4,649,666)
Shares outstanding, end of period	1,130,595	869,157	4,347,949	7,695,443

First Eagle Funds | Annual Report | October 31, 2021

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the year ended October 31, 2021	For the year ended October 31, 2020
Operations
Net investment income (loss)	$26,995,384	$24,686,081	$8,907,944	$10,196,921
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	43,231,035	14,926,116	11,878,855	(12,147,452)
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations and option contracts written	177,328,350	(97,256,194)	(4,458,030)	11,617,191
Net increase (decrease) in net assets resulting from operations	247,554,769	(57,643,997)	16,328,769	9,666,660
Distributions to Shareholders
Distributable earnings:
Class A	(12,699,011)	(8,328,144)	(2,910,556)	(2,969,744)
Class C	(4,377,364)	(3,582,822)	(772,667)	(1,426,602)
Class I	(21,982,727)	(17,577,014)	(5,413,507)	(5,568,397)
Class R3	(1,631)	(982)	(17,032)	(2,591)
Class R4	(418)	(205)	(354)	(370)
Class R5	(334)	(216)	(408)	(428)
Class R6	(640,895)	(113,730)	(42,767)	(44,875)
Class Y	—	—	—	—
Return of capital:
Class I	—	—	—	—
Decrease in net assets resulting from distributions	(39,702,380)	(29,603,113)	(9,157,291)	(10,013,007)
Fund Share Transactions
Class A
Net proceeds from shares sold	153,255,338	140,271,815	24,546,075	23,079,334
Net asset value of shares issued for reinvested dividends and distributions	11,336,614	7,478,008	2,761,204	2,818,700
Cost of shares redeemed	(96,685,311)	(157,027,291)	(18,791,615)	(25,909,910)
Increase (decrease) in net assets from Fund share transactions	67,906,641	(9,277,468)	8,515,664	(11,876)
Class C
Net proceeds from shares sold	10,077,229	23,537,223	1,288,489	3,866,847
Net asset value of shares issued for reinvested dividends and distributions	4,155,711	3,142,704	768,043	1,311,844
Cost of shares redeemed	(78,177,054)	(114,330,966)	(19,919,680)	(22,618,745)
Decrease in net assets from Fund share transactions	(63,944,114)	(87,651,039)	(17,863,148)	(17,440,054)
Class I
Net proceeds from shares sold	99,851,184	151,342,708	36,668,620	50,903,784
Net asset value of shares issued for reinvested dividends and distributions	18,371,835	14,303,065	4,012,824	4,436,961
Cost of shares redeemed	(188,343,019)	(281,113,558)	(39,095,303)	(74,116,525)
Increase (decrease) in net assets from Fund share transactions	(70,120,000)	(115,467,785)	1,586,141	(18,775,780)
First Eagle Funds | Annual Report | October 31, 2021

	First Eagle Fund of America		First Eagle Small Cap Opportunity Fund
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the Period 4/27/21† – 10/31/21
Operations
Net investment income (loss)	$1,929,180	$406,830	$(62,622)
Net realized gain (loss) on investments, commodity, foreign currency and forward contract related transactions and option contracts written	75,204,810	107,333,380	(56,150)
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations and option contracts written	100,158,206	(121,550,427)	1,209,829
Net increase (decrease) in net assets resulting from operations	177,292,196	(13,810,217)	1,091,057
Distributions to Shareholders
Distributable earnings:
Class A	(34,250,353)	(2,425,525)	—
Class C	(14,232,302)	(1,289,937)	—
Class I	(27,133,065)	(4,713,124)	(180,133)
Class R3	(7,909)	(435)	—
Class R4	(1,644)	(113)	—
Class R5	(1,663)	(115)	—
Class R6	(943,282)	(30,701)	—
Class Y	(18,434,569)	(2,379,215)	—
Return of capital:
Class I	—	—	(6,867)
Decrease in net assets resulting from distributions	(95,004,787)	(10,839,165)	(187,000)
Fund Share Transactions
Class A
Net proceeds from shares sold	34,275,190	25,571,338	10,022,376
Net asset value of shares issued for reinvested dividends and distributions	31,645,707	2,293,351	—
Cost of shares redeemed	(67,236,306)	(90,699,499)	(69,573)
Increase (decrease) in net assets from Fund share transactions	(1,315,409)	(62,834,810)	9,952,803
Class C
Net proceeds from shares sold	685,542	3,677,577	—
Net asset value of shares issued for reinvested dividends and distributions	14,128,456	1,178,681	—
Cost of shares redeemed	(43,952,029)	(53,781,315)	—
Decrease in net assets from Fund share transactions	(29,138,031)	(48,925,057)	—
Class I
Net proceeds from shares sold	21,531,018	19,769,169	94,395,435
Net asset value of shares issued for reinvested dividends and distributions	15,548,851	3,209,604	187,000
Cost of shares redeemed	(66,673,502)	(231,370,730)	(2,214,359)
Increase (decrease) in net assets from Fund share transactions	(29,593,633)	(208,391,957)	92,368,076

First Eagle Funds | Annual Report | October 31, 2021

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the year ended October 31, 2021	For the year ended October 31, 2020
Class Y
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Decrease in net assets from Fund share transactions	—	—	—	—
Class R3
Net proceeds from shares sold	—	—	74,597	399,863
Net asset value of shares issued for reinvested dividends and distributions	1,630	982	17,031	2,591
Cost of shares redeemed	—	—	(115,918)	—
Increase (decrease) in net assets from Fund share transactions	1,630	982	(24,290)	402,454
Class R4
Net proceeds from shares sold	15,901	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	418	206	354	370
Increase in net assets from Fund share transactions	16,319	206	354	370
Class R5
Net asset value of shares issued for reinvested dividends and distributions	334	216	408	428
Increase in net assets from Fund share transactions	334	216	408	428
Class R6
Net proceeds from shares sold	9,734,233	17,380,803	114,077	1,127,932
Net asset value of shares issued for reinvested dividends and distributions	634,033	113,664	42,759	44,255
Cost of shares redeemed	(4,406,797)	(2,910,829)	(155,301)	(2,063,373)
Increase (decrease) in net assets from Fund share transactions	5,961,469	14,583,638	1,535	(891,186)
Increase (decrease) in net assets from Fund share transactions	(60,177,721)	(197,811,250)	(7,783,336)	(36,715,644)
Net increase (decrease) in net assets	147,674,668	(285,058,360)	(611,858)	(37,061,991)
Net Assets (Note 1)
Beginning of period	1,191,665,041	1,476,723,401	233,117,230	270,179,221
End of period	$1,339,339,709	$1,191,665,041	$232,505,372	$233,117,230
Changes in Shares Outstanding
Class A^^
Shares outstanding, beginning of period	31,324,150	32,351,845	8,395,840	8,445,828
Shares sold	11,640,714	11,998,649	2,732,559	2,735,485
Shares issued on reinvestment of distributions	879,064	646,883	307,930	333,975
Shares redeemed	(7,413,155)	(13,673,227)	(2,099,055)	(3,119,448)
Shares outstanding, end of period	36,430,773	31,324,150	9,337,274	8,395,840

First Eagle Funds | Annual Report | October 31, 2021

	First Eagle Fund of America		First Eagle Small Cap Opportunity Fund
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the Period 4/27/21† – 10/31/21
Class Y
Net proceeds from shares sold	810,447	3,883,413	—
Net asset value of shares issued for reinvested dividends and distributions	17,360,601	2,295,514	—
Cost of shares redeemed	(22,168,976)	(137,098,467)	—
Decrease in net assets from Fund share transactions	(3,997,928)	(130,919,540)	—
Class R3
Net proceeds from shares sold	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	7,909	435	—
Cost of shares redeemed	—	—	—
Increase (decrease) in net assets from Fund share transactions	7,909	435	—
Class R4
Net proceeds from shares sold	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	1,644	113	—
Increase in net assets from Fund share transactions	1,644	113	—
Class R5
Net asset value of shares issued for reinvested dividends and distributions	1,663	115	—
Increase in net assets from Fund share transactions	1,663	115	—
Class R6
Net proceeds from shares sold	2,059,053	4,203,634	1,265,813
Net asset value of shares issued for reinvested dividends and distributions	926,982	30,700	—
Cost of shares redeemed	(2,408,802)	(1,497,382)	—
Increase (decrease) in net assets from Fund share transactions	577,233	2,736,952	1,265,813
Increase (decrease) in net assets from Fund share transactions	(63,456,552)	(448,333,749)	103,586,692
Net increase (decrease) in net assets	18,830,857	(472,983,131)	104,490,749
Net Assets (Note 1)
Beginning of period	550,516,542	1,023,499,673	—
End of period	$569,347,399	$550,516,542	$104,490,749
Changes in Shares Outstanding
Class A^^
Shares outstanding, beginning of period	7,878,416	10,337,706	—
Shares sold	1,239,730	1,012,135	1,037,642
Shares issued on reinvestment of distributions	1,295,879	83,730	—
Shares redeemed	(2,497,845)	(3,555,155)	(7,138)
Shares outstanding, end of period	7,916,180	7,878,416	1,030,504

First Eagle Funds | Annual Report | October 31, 2021

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the year ended October 31, 2021	For the year ended October 31, 2020
Class C
Shares outstanding, beginning of period	16,265,829	23,864,750	3,674,826	5,756,398
Shares sold	774,278	2,073,899	144,091	468,740
Shares issued on reinvestment of distributions	326,144	272,926	85,793	155,661
Shares redeemed	(5,962,235)	(9,945,746)	(2,217,988)	(2,705,973)
Shares outstanding, end of period	11,404,016	16,265,829	1,686,722	3,674,826
Class I^
Shares outstanding, beginning of period	55,060,055	65,476,769	14,522,650	16,584,726
Shares sold	7,643,282	13,196,284	4,094,049	6,177,369
Shares issued on reinvestment of distributions	1,430,928	1,238,136	447,331	524,656
Shares redeemed	(14,544,586)	(24,851,134)	(4,364,053)	(8,764,101)
Shares outstanding, end of period	49,589,679	55,060,055	14,699,977	14,522,650
Class Y
Shares outstanding, beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class R3
Shares outstanding, beginning of period	4,411	4,326	51,915	6,015
Shares sold	—	—	8,363	45,595
Shares issued on reinvestment of distributions	127	85	1,899	305
Shares redeemed	—	—	(12,868)	—
Shares outstanding, end of period	4,538	4,411	49,309	51,915
Class R4
Shares outstanding, beginning of period	848	831	1,193	1,149
Shares sold	1,154	—	—	—
Shares issued on reinvestment of distributions	32	17	40	44
Shares outstanding, end of period	2,034	848	1,233	1,193
Class R5
Shares outstanding, beginning of period	850	831	1,200	1,149
Shares issued on reinvestment of distributions	26	19	46	51
Shares outstanding, end of period	876	850	1,246	1,200
Class R6^^
Shares outstanding, beginning of period	1,367,750	101,795	118,516	218,887
Shares sold	738,013	1,502,681	12,648	130,054
Shares issued on reinvestment of distributions	49,194	9,768	4,767	5,150
Shares redeemed	(336,273)	(246,494)	(17,215)	(235,575)
Shares outstanding, end of period	1,818,684	1,367,750	118,716	118,516

†  Commencement of operations.

^  Class I Shares of First Eagle Small Cap Opportunity Fund commenced investment operations on April 27, 2021.

^^  Class A and R6 Shares of First Eagle Small Cap Opportunity Fund commenced investment operations on July 1, 2021.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

	First Eagle Fund of America		First Eagle Small Cap Opportunity Fund
	For the year ended October 31, 2021	For the year ended October 31, 2020	For the Period 4/27/21† – 10/31/21
Class C
Shares outstanding, beginning of period	3,357,306	5,943,338	—
Shares sold	38,913	211,141	—
Shares issued on reinvestment of distributions	859,395	58,964	—
Shares redeemed	(2,369,502)	(2,856,137)	—
Shares outstanding, end of period	1,886,112	3,357,306	—
Class I^
Shares outstanding, beginning of period	6,209,982	13,959,992	—
Shares sold	777,660	741,746	9,743,185
Shares issued on reinvestment of distributions	608,263	112,855	18,756
Shares redeemed	(2,395,564)	(8,604,611)	(220,023)
Shares outstanding, end of period	5,200,341	6,209,982	9,541,918
Class Y
Shares outstanding, beginning of period	4,180,448	9,072,699	—
Shares sold	29,759	139,730	—
Shares issued on reinvestment of distributions	685,664	81,228	—
Shares redeemed	(803,414)	(5,113,209)	—
Shares outstanding, end of period	4,092,457	4,180,448	—
Class R3
Shares outstanding, beginning of period	1,768	1,753	—
Shares sold	—	—	—
Shares issued on reinvestment of distributions	312	15	—
Shares redeemed	—	—	—
Shares outstanding, end of period	2,080	1,768	—
Class R4
Shares outstanding, beginning of period	359	355	—
Shares sold	—	—	—
Shares issued on reinvestment of distributions	64	4	—
Shares outstanding, end of period	423	359	—
Class R5
Shares outstanding, beginning of period	359	355	—
Shares issued on reinvestment of distributions	65	4	—
Shares outstanding, end of period	424	359	—
Class R6^^
Shares outstanding, beginning of period	203,180	96,369	—
Shares sold	71,582	161,794	126,466
Shares issued on reinvestment of distributions	36,246	1,079	—
Shares redeemed	(84,638)	(56,062)	—
Shares outstanding, end of period	226,370	203,180	126,466

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class A***
October 31, 2021	$55.42	0.67	(d)	13.79	14.46	(0.51)	(0.95)	—	(1.46)
October 31, 2020	$59.15	0.48		(1.03)	(0.55)	(0.73)	(2.45)	—	(3.18)
October 31, 2019	$56.37	0.64		5.37	6.01	(0.43)	(2.80)	—	(3.23)
October 31, 2018	$60.46	0.49		(2.08)	(1.59)	(0.44)	(2.06)	—	(2.50)
October 31, 2017	$56.36	0.25		6.41	6.66	(0.21)	(2.35)	—	(2.56)
First Eagle Global Fund Class C***
October 31, 2021	$53.12	0.15	(d)	13.28	13.43	—	(0.95)	—	(0.95)
October 31, 2020	$56.69	0.07		(1.01)	(0.94)	(0.18)	(2.45)	—	(2.63)
October 31, 2019	$54.11	0.18		5.20	5.38	—	(2.80)	—	(2.80)
October 31, 2018	$58.14	0.05		(2.02)	(1.97)	—	(2.06)	—	(2.06)
October 31, 2017	$54.47	(0.16)		6.18	6.02	—	(2.35)	—	(2.35)
First Eagle Global Fund Class I***
October 31, 2021	$55.79	0.85	(d)	13.87	14.72	(0.66)	(0.95)	—	(1.61)
October 31, 2020	$59.52	0.63		(1.03)	(0.40)	(0.88)	(2.45)	—	(3.33)
October 31, 2019	$56.73	0.78		5.41	6.19	(0.60)	(2.80)	—	(3.40)
October 31, 2018	$60.85	0.66		(2.11)	(1.45)	(0.61)	(2.06)	—	(2.67)
October 31, 2017	$56.70	0.43		6.42	6.85	(0.35)	(2.35)	—	(2.70)
First Eagle Global Fund Class R3***
October 31, 2021	$55.47	0.23	(d)	13.78	14.01	(0.30)	(0.95)	—	(1.25)
October 31, 2020	$59.34	0.48		(1.07)	(0.59)	(0.83)	(2.45)	—	(3.28)
October 31, 2019	$56.62	0.60		5.38	5.98	(0.46)	(2.80)	—	(3.26)
For The Period 5/01/18^- 10/31/18	$58.95	0.28		(2.61)	(2.33)	—	—	—	—
First Eagle Global Fund Class R4***
October 31, 2021	$55.72	0.67	(d)	13.86	14.53	(0.60)	(0.95)	—	(1.55)
October 31, 2020	$59.48	0.57		(1.02)	(0.45)	(0.86)	(2.45)	—	(3.31)
October 31, 2019	$56.70	0.74		5.36	6.10	(0.52)	(2.80)	—	(3.32)
For The Period 1/17/18^- 10/31/18	$61.60	0.55		(5.45)	(4.90)	—	—	—	—
First Eagle Global Fund Class R5***
October 31, 2021	$54.98	0.91	(d)	13.06	13.97	—	(0.95)	—	(0.95)
October 31, 2020	$59.47	(0.16)		(1.06)	(1.22)	(0.82)	(2.45)	—	(3.27)
For The Period 7/29/19^- 10/31/19	$58.99	0.12		0.36	0.48	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class A***
October 31, 2021	$68.42	26.49	%(g)	$15,108,210	1.11%		1.11%		1.03	%(d)	1.03%		7.29%
October 31, 2020	$55.42	(1.12)%		$12,112,205	1.11%		1.11%		0.87%		0.87%		10.84%
October 31, 2019	$59.15	11.44%		$13,638,545	1.11%		1.11%		1.13%		1.13%		10.26%
October 31, 2018	$56.37	(2.82)%		$12,357,124	1.11%		1.11%		0.84%		0.84%		14.91%
October 31, 2017	$60.46	12.35%		$14,907,330	1.11%		1.11%		0.44%		0.44%		9.67%
First Eagle Global Fund Class C***
October 31, 2021	$65.60	25.53	%(g)	$2,623,491	1.87%		1.87%		0.24	%(d)	0.24%		7.29%
October 31, 2020	$53.12	(1.86)%		$3,423,967	1.87%		1.87%		0.13%		0.13%		10.84%
October 31, 2019	$56.69	10.58%		$5,619,288	1.87%		1.86%		0.33%		0.33%		10.26%
October 31, 2018	$54.11	(3.54)%		$8,667,512	1.86%		1.86%		0.09%		0.09%		14.91%
October 31, 2017	$58.14	11.52%		$10,589,991	1.85%		1.85%		(0.29)%		(0.29)%		9.67%
First Eagle Global Fund Class I***
October 31, 2021	$68.90	26.82	%(g)	$30,248,818	0.86%		0.86%		1.29	%(d)	1.29%		7.29%
October 31, 2020	$55.79	(0.86)%		$24,274,791	0.86%		0.86%		1.14%		1.14%		10.84%
October 31, 2019	$59.52	11.72%		$30,133,165	0.85%		0.85%		1.38%		1.38%		10.26%
October 31, 2018	$56.73	(2.54)%		$29,334,134	0.84%		0.84%		1.11%		1.11%		14.91%
October 31, 2017	$60.85	12.64%		$30,858,477	0.84%		0.84%		0.74%		0.74%		9.67%
First Eagle Global Fund Class R3***
October 31, 2021	$68.23	25.57	%(g)	$1,283	1.51%		1.51%		0.36	%(d)	0.36%		7.29%
October 31, 2020	$55.47	(1.21)%		$4,503	1.18%		1.18%		0.86%		0.87%		10.84%
October 31, 2019	$59.34	11.31%		$11,813	1.14%		1.14%		1.03%		1.03%		10.26%
For The Period 5/01/18^- 10/31/18	$56.62	(3.95	)%(b)	$48	1.25	%(c)	1.25	%(c)	0.95	%(c)	0.95	%(c)	14.91	%(b)
First Eagle Global Fund Class R4***
October 31, 2021	$68.70	26.51	%(g)	$2,064	1.10%		1.10%		1.02	%(d)	1.02%		7.29%
October 31, 2020	$55.72	(0.95)%		$2,162	0.96%		0.96%		1.04%		1.04%		10.84%
October 31, 2019	$59.48	11.53%		$1,825	0.97%		0.97%		1.28%		1.28%		10.26%
For The Period 1/17/18^- 10/31/18	$56.70	(7.95	)%(b)	$117	1.02	%(c)	1.02	%(c)	1.18	%(c)	1.18	%(c)	14.91	%(b)
First Eagle Global Fund Class R5***
October 31, 2021	$68.00	25.65	%(g)	$110	1.11%		1.11%		1.36	%(d)	1.36%		7.29%
October 31, 2020	$54.98	(2.32)%		$10	2.29%		2.29%		(0.28)%		(0.28)%		10.84%
For The Period 7/29/19^- 10/31/19	$59.47	0.81	%(b)	$10	1.35	%(c)	1.35	%(c)	0.82	%(c)	0.82	%(c)	10.26	%(b)

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class R6***
October 31, 2021	$55.83	0.90	(d)	13.87	14.77	(0.70)	(0.95)	—	(1.65)
October 31, 2020	$59.55	0.64		(0.99)	(0.35)	(0.92)	(2.45)	—	(3.37)
October 31, 2019	$56.76	0.82		5.41	6.23	(0.64)	(2.80)	—	(3.44)
October 31, 2018	$60.88	0.72		(2.14)	(1.42)	(0.64)	(2.06)	—	(2.70)
For The Period 3/01/17^- 10/31/17	$57.33	0.37		3.18	3.55	—	—	—	—
First Eagle Overseas Fund Class A***
October 31, 2021	$22.80	0.31	(e)	3.65	3.96	(0.05)	—	—	(0.05)
October 31, 2020	$24.65	0.19		(0.71)	(0.52)	(0.50)	(0.83)	—	(1.33)
October 31, 2019	$22.71	0.32		2.28	2.60	(0.27)	(0.39)	—	(0.66)
October 31, 2018	$25.33	0.25		(2.03)	(1.78)	(0.40)	(0.44)	—	(0.84)
October 31, 2017	$23.86	0.12		2.16	2.28	(0.26)	(0.55)	—	(0.81)
First Eagle Overseas Fund Class C***
October 31, 2021	$21.83	0.10	(e)	3.51	3.61	—	—	—	—
October 31, 2020	$23.58	0.02		(0.69)	(0.67)	(0.25)	(0.83)	—	(1.08)
October 31, 2019	$21.73	0.11		2.22	2.33	(0.09)	(0.39)	—	(0.48)
October 31, 2018	$24.29	0.08		(1.95)	(1.87)	(0.25)	(0.44)	—	(0.69)
October 31, 2017	$22.91	(0.05)		2.07	2.02	(0.09)	(0.55)	—	(0.64)
First Eagle Overseas Fund Class I***
October 31, 2021	$23.38	0.40	(e)	3.73	4.13	(0.12)	—	—	(0.12)
October 31, 2020	$25.24	0.26		(0.72)	(0.46)	(0.57)	(0.83)	—	(1.40)
October 31, 2019	$23.26	0.39		2.33	2.72	(0.35)	(0.39)	—	(0.74)
October 31, 2018	$25.91	0.34		(2.08)	(1.74)	(0.47)	(0.44)	—	(0.91)
October 31, 2017	$24.40	0.21		2.17	2.38	(0.32)	(0.55)	—	(0.87)
First Eagle Overseas Fund Class R3***
October 31, 2021	$23.29	0.31	(e)	3.69	4.00	(0.05)	—	—	(0.05)
October 31, 2020	$25.13	0.15		(0.74)	(0.59)	(0.42)	(0.83)	—	(1.25)
October 31, 2019	$23.22	0.44		2.16	2.60	(0.30)	(0.39)	—	(0.69)
For The Period 5/01/18^- 10/31/18	$25.10	0.16		(2.04)	(1.88)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class R6***
October 31, 2021	$68.95	26.91	%(g)	$2,122,258	0.78%		0.78%		1.38	%(d)	1.38%		7.29%
October 31, 2020	$55.83	(0.79)%		$1,555,290	0.79%		0.79%		1.15%		1.15%		10.84%
October 31, 2019	$59.55	11.79%		$944,249	0.79%		0.79%		1.44%		1.44%		10.26%
October 31, 2018	$56.76	(2.49)%		$782,213	0.78%		0.78%		1.21%		1.21%		14.91%
For The Period 3/01/17^- 10/31/17	$60.88	6.19	%(b)	$848,431	0.78	%(c)	0.78	%(c)	0.94	%(c)	0.94	%(c)	9.67	%(b)
First Eagle Overseas Fund Class A***
October 31, 2021	$26.71	17.35	%(h)	$1,895,378	1.16%		1.16%		1.20	%(e)	1.20%		9.93%
October 31, 2020	$22.80	(2.35)%		$1,742,861	1.15%		1.15%		0.82%		0.82%		13.20%
October 31, 2019	$24.65	11.82%		$2,125,742	1.15%		1.15%		1.38%		1.38%		6.99%
October 31, 2018	$22.71	(7.27)%		$2,173,765	1.15%		1.15%		1.04%		1.04%		12.10%
October 31, 2017	$25.33	9.99%		$3,102,414	1.15%		1.15%		0.51%		0.51%		8.45%
First Eagle Overseas Fund Class C***
October 31, 2021	$25.44	16.49	%(h)	$157,203	1.89%		1.89%		0.41	%(e)	0.41%		9.93%
October 31, 2020	$21.83	(3.07)%		$228,072	1.89%		1.89%		0.08%		0.08%		13.20%
October 31, 2019	$23.58	10.98%		$378,755	1.89%		1.89%		0.50%		0.50%		6.99%
October 31, 2018	$21.73	(7.92)%		$687,318	1.88%		1.88%		0.32%		0.32%		12.10%
October 31, 2017	$24.29	9.14%		$899,654	1.88%		1.88%		(0.20)%		(0.20)%		8.45%
First Eagle Overseas Fund Class I***
October 31, 2021	$27.39	17.71	%(h)	$11,072,223	0.88%		0.88%		1.49	%(e)	1.49%		9.93%
October 31, 2020	$23.38	(2.06)%		$9,698,986	0.87%		0.87%		1.11%		1.11%		13.20%
October 31, 2019	$25.24	12.12%		$10,694,125	0.86%		0.86%		1.64%		1.64%		6.99%
October 31, 2018	$23.26	(6.98)%		$11,093,973	0.86%		0.86%		1.35%		1.35%		12.10%
October 31, 2017	$25.91	10.24%		$13,831,360	0.87%		0.86%		0.86%		0.86%		8.45%
First Eagle Overseas Fund Class R3***
October 31, 2021	$27.24	17.18	%(h)	$382	1.34%		1.34%		1.16	%(e)	1.16%		9.93%
October 31, 2020	$23.29	(2.56)%		$183	1.36%		1.36%		0.65%		0.65%		13.20%
October 31, 2019	$25.13	11.59%		$96	1.32%		1.32%		1.84%		1.84%		6.99%
For The Period 5/01/18^- 10/31/18	$23.22	(7.49	)%(b)	$46	1.21	%(c)	1.21	%(c)	1.32	%(c)	1.32	%(c)	12.10	%(b)

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Overseas Fund Class R4***
October 31, 2021	$23.34	0.35	(e)	3.73	4.08	(0.13)	—	—	(0.13)
October 31, 2020	$25.20	0.16		(0.66)	(0.50)	(0.53)	(0.83)	—	(1.36)
October 31, 2019	$23.23	0.35		2.33	2.68	(0.32)	(0.39)	—	(0.71)
For The Period 1/17/18^- 10/31/18	$26.15	0.31		(3.23)	(2.92)	—	—	—	—
First Eagle Overseas Fund Class R5***
October 31, 2021	$23.27	0.33	(e)	3.70	4.03	(0.03)	—	—	(0.03)
October 31, 2020	$25.20	0.18		(0.75)	(0.57)	(0.53)	(0.83)	—	(1.36)
For The Period 3/11/19^- 10/31/19	$23.37	0.28		1.55	1.83	—	—	—	—
First Eagle Overseas Fund Class R6***
October 31, 2021	$23.39	0.45	(e)	3.70	4.15	(0.14)	—	—	(0.14)
October 31, 2020	$25.25	0.28		(0.72)	(0.44)	(0.59)	(0.83)	—	(1.42)
October 31, 2019	$23.27	0.41		2.33	2.74	(0.37)	(0.39)	—	(0.76)
October 31, 2018	$25.92	0.36		(2.09)	(1.73)	(0.48)	(0.44)	—	(0.92)
For The Period 3/01/17^- 10/31/17	$23.99	0.17		1.76	1.93	—	—	—	—
First Eagle U.S. Value Fund Class A***
October 31, 2021	$16.97	0.09		5.49	5.58	(0.20)	(0.12)	—	(0.32)
October 31, 2020	$18.84	0.14		(0.48)	(0.34)	(0.16)	(1.37)	—	(1.53)
October 31, 2019	$19.89	0.16		1.44	1.60	(0.12)	(2.53)	—	(2.65)
October 31, 2018	$21.26	0.11		0.31	0.42	(0.03)	(1.76)	—	(1.79)
October 31, 2017	$20.08	0.06		2.80	2.86	(0.04)	(1.64)	—	(1.68)
First Eagle U.S. Value Fund Class C***
October 31, 2021	$16.06	(0.06)		5.22	5.16	(0.02)	(0.12)	—	(0.14)
October 31, 2020	$17.89	0.01		(0.47)	(0.46)	—	(1.37)	—	(1.37)
October 31, 2019	$19.03	0.02		1.37	1.39	—	(2.53)	—	(2.53)
October 31, 2018	$20.54	(0.04)		0.29	0.25	—	(1.76)	—	(1.76)
October 31, 2017	$19.55	(0.09)		2.72	2.63	—	(1.64)	—	(1.64)
First Eagle U.S. Value Fund Class I***
October 31, 2021	$17.32	0.15		5.61	5.76	(0.25)	(0.12)	—	(0.37)
October 31, 2020	$19.21	0.20		(0.51)	(0.31)	(0.21)	(1.37)	—	(1.58)
October 31, 2019	$20.23	0.21		1.48	1.69	(0.18)	(2.53)	—	(2.71)
October 31, 2018	$21.61	0.18		0.29	0.47	(0.09)	(1.76)	—	(1.85)
October 31, 2017	$20.38	0.12		2.84	2.96	(0.09)	(1.64)	—	(1.73)

First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Overseas Fund Class R4***
October 31, 2021	$27.29	17.53	%(h)	$10,239	1.06%		1.06%		1.29	%(e)	1.29%		9.93%
October 31, 2020	$23.34	(2.22)%		$7,326	0.91%		0.91%		0.69%		0.69%		13.20%
October 31, 2019	$25.20	11.92%		$91	1.04%		1.04%		1.48%		1.48%		6.99%
For The Period 1/17/18^- 10/31/18	$23.23	(11.17	)%(b)	$78	1.03	%(c)	1.03	%(c)	1.60	%(c)	1.60	%(c)	12.10	%(b)
First Eagle Overseas Fund Class R5***
October 31, 2021	$27.27	17.33	%(h)	$70	1.20%		1.20%		1.23	%(e)	1.23%		9.93%
October 31, 2020	$23.27	(2.51)%		$27	1.31%		1.31%		0.77%		0.77%		13.20%
For The Period 3/11/19^- 10/31/19	$25.20	7.83	%(b)	$16	1.12	%(c)	1.12	%(c)	1.79	%(c)	1.79	%(c)	6.99	%(b)
First Eagle Overseas Fund Class R6***
October 31, 2021	$27.40	17.78	%(h)	$1,566,467	0.79%		0.79%		1.65	%(e)	1.65%		9.93%
October 31, 2020	$23.39	(1.99)%		$919,645	0.80%		0.80%		1.19%		1.19%		13.20%
October 31, 2019	$25.25	12.21%		$759,773	0.80%		0.80%		1.74%		1.74%		6.99%
October 31, 2018	$23.27	(6.92)%		$592,247	0.80%		0.80%		1.44%		1.44%		12.10%
For The Period 3/01/17^- 10/31/17	$25.92	8.04	%(b)	$544,632	0.79	%(c)	0.79	%(c)	1.01	%(c)	1.01	%(c)	8.45	%(b)
First Eagle U.S. Value Fund Class A***
October 31, 2021	$22.23	33.28%		$638,937	1.16%		1.11%		0.40%		0.45%		4.02%
October 31, 2020	$16.97	(2.23)%		$485,589	1.18%		1.13%		0.78%		0.83%		10.30%
October 31, 2019	$18.84	9.43%		$613,548	1.16%		1.11%		0.81%		0.86%		8.65%
October 31, 2018	$19.89	2.01%		$590,922	1.15%		1.10%		0.51%		0.56%		9.05%
October 31, 2017	$21.26	14.94%		$716,820	1.14%		1.09%		0.24%		0.29%		5.85%
First Eagle U.S. Value Fund Class C***
October 31, 2021	$21.08	32.29%		$53,912	1.95%		1.90%		(0.38)%		(0.33)%		4.02%
October 31, 2020	$16.06	(3.00)%		$101,600	1.94%		1.89%		0.03%		0.08%		10.30%
October 31, 2019	$17.89	8.59%		$194,380	1.92%		1.87%		0.06%		0.11%		8.65%
October 31, 2018	$19.03	1.20%		$361,606	1.90%		1.85%		(0.24)%		(0.19)%		9.05%
October 31, 2017	$20.54	14.13%		$448,462	1.89%		1.84%		(0.51)%		(0.46)%		5.85%
First Eagle U.S. Value Fund Class I***
October 31, 2021	$22.71	33.72%		$584,344	0.89%		0.84%		0.68%		0.73%		4.02%
October 31, 2020	$17.32	(2.01)%		$505,997	0.89%		0.84%		1.08%		1.13%		10.30%
October 31, 2019	$19.21	9.79%		$749,245	0.88%		0.83%		1.09%		1.14%		8.65%
October 31, 2018	$20.23	2.24%		$875,239	0.87%		0.82%		0.79%		0.84%		9.05%
October 31, 2017	$21.61	15.27%		$983,508	0.86%		0.81%		0.51%		0.56%		5.85%
First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle U.S. Value Fund Class R3***
October 31, 2021	$17.25	0.07	5.58	5.65	(0.17)	(0.12)	—	(0.29)
October 31, 2020	$19.15	0.11	(0.50)	(0.39)	(0.14)	(1.37)	—	(1.51)
October 31, 2019	$20.20	0.14	1.48	1.62	(0.14)	(2.53)	—	(2.67)
For The Period 5/01/18^- 10/31/18	$20.37	0.06	(0.23)	(0.17)	—	—	—	—
First Eagle U.S. Value Fund Class R4***
October 31, 2021	$17.25	0.09	5.56	5.65	(0.17)	(0.12)	—	(0.29)
October 31, 2020	$19.18	0.13	(0.51)	(0.38)	(0.18)	(1.37)	—	(1.55)
For The Period 7/29/19^- 10/31/19	$19.40	0.02	(0.24)	(0.22)	—	—	—	—
First Eagle U.S. Value Fund Class R5***
October 31, 2021	$17.28	0.10	5.59	5.69	(0.23)	(0.12)	—	(0.35)
October 31, 2020	$19.18	0.12	(0.46)	(0.34)	(0.19)	(1.37)	—	(1.56)
For The Period 7/29/19^- 10/31/19	$19.40	0.03	(0.25)	(0.22)	—	—	—	—
First Eagle U.S. Value Fund Class R6***
October 31, 2021	$17.32	0.16	5.61	5.77	(0.26)	(0.12)	—	(0.38)
October 31, 2020	$19.22	0.19	(0.50)	(0.31)	(0.22)	(1.37)	—	(1.59)
October 31, 2019	$20.24	0.21	1.49	1.70	(0.19)	(2.53)	—	(2.72)
October 31, 2018	$21.62	0.18	0.30	0.48	(0.10)	(1.76)	—	(1.86)
For The Period 3/01/17^- 10/31/17	$20.66	0.09	0.87	0.96	—	—	—	—
First Eagle Gold Fund Class A***
October 31, 2021	$26.28	(0.01)	(3.01)	(3.02)	(0.32)	—	—	(0.32)
October 31, 2020	$18.66	(0.12)	7.74	7.62	—	—	—	—
October 31, 2019	$13.08	(0.04)	5.62	5.58	—	—	—	—
October 31, 2018	$16.50	(0.07)	(3.35)	(3.42)	—	—	—	—
October 31, 2017	$17.99	(0.09)	(1.40)	(1.49)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle U.S. Value Fund Class R3***
October 31, 2021	$22.61	33.10%		$71	1.31%		1.26%		0.26%		0.31%		4.02%
October 31, 2020	$17.25	(2.46)%		$53	1.36%		1.31%		0.59%		0.64%		10.30%
October 31, 2019	$19.15	9.37%		$54	1.26%		1.21%		0.71%		0.76%		8.65%
For The Period 5/01/18^- 10/31/18	$20.20	(0.83	)%(b)	$50	1.24	%(c)	1.19	%(c)	0.50	%(c)	0.55	%(c)	9.05	%(b)
First Eagle U.S. Value Fund Class R4***
October 31, 2021	$22.61	33.13%		$13	1.21%		1.16%		0.35%		0.41%		4.02%
October 31, 2020	$17.25	(2.39)%		$10	1.24%		1.20%		0.70%		0.74%		10.30%
For The Period 7/29/19^- 10/31/19	$19.18	(1.13	)%(b)	$10	1.51	%(c)	1.47	%(c)	0.39	%(c)	0.43	%(c)	8.65	%(b)
First Eagle U.S. Value Fund Class R5***
October 31, 2021	$22.62	33.35%		$75	1.13%		1.08%		0.43%		0.48%		4.02%
October 31, 2020	$17.28	(2.18)%		$53	1.09%		1.05%		0.67%		0.71%		10.30%
For The Period 7/29/19^- 10/31/19	$19.18	(1.13	)%(b)	$10	1.40	%(c)	1.36	%(c)	0.50	%(c)	0.54	%(c)	8.65	%(b)
First Eagle U.S. Value Fund Class R6***
October 31, 2021	$22.71	33.78%		$25,676	0.84%		0.79%		0.72%		0.77%		4.02%
October 31, 2020	$17.32	(2.02)%		$15,058	0.86%		0.81%		1.03%		1.08%		10.30%
October 31, 2019	$19.22	9.83%		$15,949	0.83%		0.78%		1.09%		1.14%		8.65%
October 31, 2018	$20.24	2.28%		$1,362	0.86%		0.81%		0.82%		0.87%		9.05%
For The Period 3/01/17^- 10/31/17	$21.62	4.65	%(b)	$833	0.85	%(c)	0.80	%(c)	0.56	%(c)	0.61	%(c)	5.85	%(b)
First Eagle Gold Fund Class A***
October 31, 2021	$22.94	(11.60)%		$578,968	1.22%		1.22%		(0.03)%		(0.03)%		5.13%
October 31, 2020	$26.28	40.84%		$643,945	1.21%		1.21%		(0.52)%		(0.52)%		3.34%
October 31, 2019	$18.66	42.66%		$386,633	1.29%		1.29%		(0.27)%		(0.27)%		20.01%
October 31, 2018	$13.08	(20.73)%		$294,509	1.29%		1.29%		(0.45)%		(0.45)%		9.43%
October 31, 2017	$16.50	(8.28)%		$451,039	1.26%		1.26%		(0.53)%		(0.53)%		7.90%

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Gold Fund Class C***
October 31, 2021	$23.92	(0.17)	(2.76)	(2.93)	(0.17)	—	—	(0.17)
October 31, 2020	$17.11	(0.26)	7.07	6.81	—	—	—	—
October 31, 2019	$12.09	(0.15)	5.17	5.02	—	—	—	—
October 31, 2018	$15.36	(0.17)	(3.10)	(3.27)	—	—	—	—
October 31, 2017	$16.89	(0.21)	(1.32)	(1.53)	—	—	—	—
First Eagle Gold Fund Class I***
October 31, 2021	$27.13	0.06	(3.13)	(3.07)	(0.38)	—	—	(0.38)
October 31, 2020	$19.22	(0.06)	7.99	7.93	(0.02)	—	—	(0.02)
October 31, 2019	$13.44	0.00 **	5.78	5.78	—	—	—	—
October 31, 2018	$16.90	(0.02)	(3.44)	(3.46)	—	—	—	—
October 31, 2017	$18.38	(0.04)	(1.44)	(1.48)	—	—	—	—
First Eagle Gold Fund Class R3***
October 31, 2021	$26.99	(0.01)	(3.13)	(3.14)	(0.29)	—	—	(0.29)
October 31, 2020	$19.17	(0.12)	7.95	7.83	(0.01)	—	—	(0.01)
October 31, 2019	$13.44	(0.09)	5.82	5.73	—	—	—	—
For The Period 5/01/18^- 10/31/18	$16.35	(0.04)	(2.87)	(2.91)	—	—	—	—
First Eagle Gold Fund Class R4***
October 31, 2021	$27.19	0.02	(3.12)	(3.10)	(0.37)	—	—	(0.37)
October 31, 2020	$19.26	(0.08)	8.01	7.93	—	—	—	—
For The Period 7/29/19^- 10/31/19	$18.54	(0.04)	0.76	0.72	—	—	—	—
First Eagle Gold Fund Class R5***
October 31, 2021	$27.16	0.04	(3.14)	(3.10)	(0.38)	—	—	(0.38)
October 31, 2020	$19.28	(0.09)	7.99	7.90	(0.02)	—	—	(0.02)
For The Period 7/29/19^- 10/31/19	$18.54	(0.03)	0.77	0.74	—	—	—	—
First Eagle Gold Fund Class R6***
October 31, 2021	$27.19	0.08	(3.13)	(3.05)	(0.40)	—	—	(0.40)
October 31, 2020	$19.26	(0.03)	7.99	7.96	(0.03)	—	—	(0.03)
October 31, 2019	$13.46	0.01	5.79	5.80	—	—	—	—
October 31, 2018	$16.91	(0.02)	(3.43)	(3.45)	—	—	—	—
For The Period 3/01/17^- 10/31/17	$17.60	(0.06)	(0.63)	(0.69)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Gold Fund Class C***
October 31, 2021	$20.82	(12.25)%		$144,502	1.95%		1.95%		(0.77)%		(0.77)%		5.13%
October 31, 2020	$23.92	39.80%		$179,978	1.95%		1.95%		(1.25)%		(1.25)%		3.34%
October 31, 2019	$17.11	41.52%		$115,624	2.05%		2.05%		(1.02)%		(1.02)%		20.01%
October 31, 2018	$12.09	(21.29)%		$111,685	2.05%		2.05%		(1.21)%		(1.21)%		9.43%
October 31, 2017	$15.36	(9.06)%		$166,043	2.04%		2.03%		(1.30)%		(1.30)%		7.90%
First Eagle Gold Fund Class I***
October 31, 2021	$23.68	(11.41)%		$1,349,701	0.96%		0.96%		0.23%		0.23%		5.13%
October 31, 2020	$27.13	41.29%		$1,424,181	0.92%		0.92%		(0.25)%		(0.25)%		3.34%
October 31, 2019	$19.22	43.01%		$553,633	0.99%		0.99%		0.01%		0.01%		20.01%
October 31, 2018	$13.44	(20.47)%		$392,310	1.00%		1.00%		(0.15)%		(0.15)%		9.43%
October 31, 2017	$16.90	(8.05)%		$559,784	0.99%		0.99%		(0.25)%		(0.25)%		7.90%
First Eagle Gold Fund Class R3***
October 31, 2021	$23.56	(11.72)%		$1,351	1.34%		1.34%		(0.04)%		(0.04)%		5.13%
October 31, 2020	$26.99	40.84%		$471	1.25%		1.25%		(0.52)%		(0.52)%		3.34%
October 31, 2019	$19.17	42.63%		$491	1.25%		1.25%		(0.51)%		(0.51)%		20.01%
For The Period 5/01/18^- 10/31/18	$13.44	(17.80	)%(b)	$41	1.32	%(c)	1.32	%(c)	(0.59	)%(c)	(0.59	)%(c)	9.43	%(b)
First Eagle Gold Fund Class R4***
October 31, 2021	$23.72	(11.52)%		$811	1.11%		1.11%		0.08%		0.08%		5.13%
October 31, 2020	$27.19	41.17%		$935	1.00%		1.00%		(0.32)%		(0.32)%		3.34%
For The Period 7/29/19^- 10/31/19	$19.26	3.88	%(b)	$10	1.49	%(c)	1.49	%(c)	(0.84	)%(c)	(0.84	)%(c)	20.01	%(b)
First Eagle Gold Fund Class R5***
October 31, 2021	$23.68	(11.49)%		$437	1.03%		1.03%		0.16%		0.16%		5.13%
October 31, 2020	$27.16	40.94%		$677	0.98%		0.98%		(0.35)%		(0.35)%		3.34%
For The Period 7/29/19^- 10/31/19	$19.28	3.99	%(b)	$166	0.96	%(c)	0.96	%(c)	(0.65	)%(c)	(0.64	)%(c)	20.01	%(b)
First Eagle Gold Fund Class R6***
October 31, 2021	$23.74	(11.33)%		$103,234	0.85%		0.85%		0.31%		0.31%		5.13%
October 31, 2020	$27.19	41.42%		$209,208	0.85%		0.85%		(0.14)%		(0.14)%		3.34%
October 31, 2019	$19.26	43.09%		$163,259	0.89%		0.89%		0.03%		0.03%		20.01%
October 31, 2018	$13.46	(20.40)%		$74,414	0.91%		0.91%		(0.14)%		(0.14)%		9.43%
For The Period 3/01/17^- 10/31/17	$16.91	(3.92	)%(b)	$15,650	0.90	%(c)	0.91	%(c)	(0.51	)%(c)	(0.51	)%(c)	7.90	%(b)

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Income Builder Fund Class A
October 31, 2021	$11.47	0.27	(f)	2.17	2.44	(0.26)	(0.13)	—	(0.39)
October 31, 2020	$12.15	0.22		(0.64)	(0.42)	(0.22)	(0.04)	—	(0.26)
October 31, 2019	$11.45	0.25		0.70	0.95	(0.25)	—	—	(0.25)
October 31, 2018	$12.05	0.25		(0.56)	(0.31)	(0.23)	—	(0.06)	(0.29)
October 31, 2017	$10.99	0.28		1.07	1.35	(0.29)	—	—	(0.29)
First Eagle Global Income Builder Fund Class C
October 31, 2021	$11.44	0.16	(f)	2.17	2.33	(0.17)	(0.13)	—	(0.30)
October 31, 2020	$12.11	0.13		(0.63)	(0.50)	(0.13)	(0.04)	—	(0.17)
October 31, 2019	$11.42	0.16		0.69	0.85	(0.16)	—	—	(0.16)
October 31, 2018	$12.02	0.16		(0.56)	(0.40)	(0.14)	—	(0.06)	(0.20)
October 31, 2017	$10.96	0.19		1.07	1.26	(0.20)	—	—	(0.20)
First Eagle Global Income Builder Fund Class I
October 31, 2021	$11.45	0.30	(f)	2.15	2.45	(0.29)	(0.13)	—	(0.42)
October 31, 2020	$12.12	0.25		(0.63)	(0.38)	(0.25)	(0.04)	—	(0.29)
October 31, 2019	$11.43	0.28		0.69	0.97	(0.28)	—	—	(0.28)
October 31, 2018	$12.02	0.28		(0.55)	(0.27)	(0.26)	—	(0.06)	(0.32)
October 31, 2017	$10.96	0.31		1.07	1.38	(0.32)	—	—	(0.32)
First Eagle Global Income Builder Fund Class R3
October 31, 2021	$11.45	0.25	(f)	2.15	2.40	(0.24)	(0.13)	—	(0.37)
October 31, 2020	$12.12	0.18		(0.62)	(0.44)	(0.19)	(0.04)	—	(0.23)
October 31, 2019	$11.43	0.23		0.69	0.92	(0.23)	—	—	(0.23)
For The Period 5/01/18^- 10/31/18	$11.92	0.13		(0.49)	(0.36)	(0.10)	—	(0.03)	(0.13)
First Eagle Global Income Builder Fund Class R4
October 31, 2021	$11.44	0.27	(f)	2.15	2.42	(0.25)	(0.13)	—	(0.38)
October 31, 2020	$12.11	0.21		(0.63)	(0.42)	(0.21)	(0.04)	—	(0.25)
For The Period 7/29/19^- 10/31/19	$12.08	0.04		0.03	0.07	(0.04)	—	—	(0.04)
First Eagle Global Income Builder Fund Class R5
October 31, 2021	$11.44	0.27	(f)	2.15	2.42	(0.26)	(0.13)	—	(0.39)
October 31, 2020	$12.11	0.23		(0.64)	(0.41)	(0.22)	(0.04)	—	(0.26)
For The Period 7/29/19^- 10/31/19	$12.08	0.04		0.03	0.07	(0.04)	—	—	(0.04)

First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Income Builder Fund Class A
October 31, 2021	$13.52	21.36	%(i)	$492,402	1.17%		1.17%		2.04	%(f)	2.04%		22.80%
October 31, 2020	$11.47	(3.38)%		$359,442	1.19%		1.19%		1.87%		1.87%		28.98%
October 31, 2019	$12.15	8.40%		$392,942	1.18%		1.18%		2.10%		2.10%		25.54%
October 31, 2018	$11.45	(2.64)%		$319,003	1.18%		1.18%		2.11%		2.11%		22.15%
October 31, 2017	$12.05	12.39%		$339,792	1.19%		1.19%		2.43%		2.43%		23.18%
First Eagle Global Income Builder Fund Class C
October 31, 2021	$13.47	20.48	%(i)	$153,654	1.94%		1.94%		1.25	%(f)	1.25%		22.80%
October 31, 2020	$11.44	(4.15)%		$186,154	1.95%		1.95%		1.11%		1.11%		28.98%
October 31, 2019	$12.11	7.53%		$289,037	1.94%		1.94%		1.36%		1.36%		25.54%
October 31, 2018	$11.42	(3.38)%		$297,716	1.93%		1.93%		1.35%		1.35%		22.15%
October 31, 2017	$12.02	11.58%		$334,473	1.94%		1.94%		1.69%		1.69%		23.18%
First Eagle Global Income Builder Fund Class I
October 31, 2021	$13.48	21.62	%(i)	$668,678	0.93%		0.93%		2.26	%(f)	2.26%		22.80%
October 31, 2020	$11.45	(3.14)%		$630,351	0.94%		0.94%		2.11%		2.11%		28.98%
October 31, 2019	$12.12	8.60%		$793,440	0.93%		0.93%		2.36%		2.36%		25.54%
October 31, 2018	$11.43	(2.31)%		$742,408	0.92%		0.92%		2.38%		2.38%		22.15%
October 31, 2017	$12.02	12.71%		$717,643	0.93%		0.93%		2.68%		2.68%		23.18%
First Eagle Global Income Builder Fund Class R3
October 31, 2021	$13.48	21.12	%(i)	$61	1.32%		1.32%		1.88	%(f)	1.88%		22.80%
October 31, 2020	$11.45	(3.67)%		$50	1.49%		1.49%		1.58%		1.58%		28.98%
October 31, 2019	$12.12	8.12%		$52	1.37%		1.37%		1.92%		1.92%		25.54%
For The Period 5/01/18^- 10/31/18	$11.43	(3.02	)%(b)	$48	1.27	%(c)	1.27	%(c)	2.23	%(c)	2.23	%(c)	22.15	%(b)
First Eagle Global Income Builder Fund Class R4
October 31, 2021	$13.48	21.34	%(i)	$27	1.17%		1.17%		2.05	%(f)	2.05%		22.80%
October 31, 2020	$11.44	(3.51)%		$10	1.25%		1.25%		1.84%		1.84%		28.98%
For The Period 7/29/19^- 10/31/19	$12.11	0.59	%(b)	$10	1.49	%(c)	1.49	%(c)	1.34	%(c)	1.34	%(c)	25.54	%(b)
First Eagle Global Income Builder Fund Class R5
October 31, 2021	$13.47	21.34	%(i)	$12	1.16%		1.16%		2.04	%(f)	2.04%		22.80%
October 31, 2020	$11.44	(3.40)%		$10	1.14%		1.14%		1.94%		1.94%		28.98%
For The Period 7/29/19^- 10/31/19	$12.11	0.62	%(b)	$10	1.38	%(c)	1.38	%(c)	1.45	%(c)	1.45	%(c)	25.54	%(b)

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Income Builder Fund Class R6
October 31, 2021	$11.44	0.31	(f)	2.15	2.46	(0.30)	(0.13)	—	(0.43)
October 31, 2020	$12.11	0.24		(0.62)	(0.38)	(0.25)	(0.04)	—	(0.29)
October 31, 2019	$11.42	0.27		0.70	0.97	(0.28)	—	—	(0.28)
October 31, 2018	$12.01	0.28		(0.54)	(0.26)	(0.27)	—	(0.06)	(0.33)
For The Period 3/01/17^- 10/31/17	$11.37	0.20		0.67	0.87	(0.23)	—	—	(0.23)
First Eagle High Income Fund Class A
October 31, 2021	$8.71	0.33		0.27	0.60	(0.33)	—	—	(0.33)
October 31, 2020	$8.71	0.37		(0.01)	0.36	(0.36)	—	—	(0.36)
October 31, 2019	$8.81	0.41		(0.11)	0.30	(0.40)	—	—	(0.40)
October 31, 2018	$9.03	0.47		(0.24)	0.23	(0.45)	—	—	(0.45)
October 31, 2017	$8.99	0.46		0.04	0.50	(0.45)	—	(0.01)	(0.46)
First Eagle High Income Fund Class C
October 31, 2021	$8.70	0.26		0.28	0.54	(0.27)	—	—	(0.27)
October 31, 2020	$8.70	0.31		(0.01)	0.30	(0.30)	—	—	(0.30)
October 31, 2019	$8.80	0.34		(0.10)	0.24	(0.34)	—	—	(0.34)
October 31, 2018	$9.02	0.40		(0.24)	0.16	(0.38)	—	—	(0.38)
October 31, 2017	$8.98	0.39		0.05	0.44	(0.39)	—	(0.01)	(0.40)
First Eagle High Income Fund Class I
October 31, 2021	$8.71	0.35		0.28	0.63	(0.36)	—	—	(0.36)
October 31, 2020	$8.71	0.39		0.00 **	0.39	(0.39)	—	—	(0.39)
October 31, 2019	$8.81	0.43		(0.10)	0.33	(0.43)	—	—	(0.43)
October 31, 2018	$9.04	0.49		(0.25)	0.24	(0.47)	—	—	(0.47)
October 31, 2017	$8.99	0.49		0.05	0.54	(0.48)	—	(0.01)	(0.49)
First Eagle High Income Fund Class R3
October 31, 2021	$8.72	0.31		0.28	0.59	(0.32)	—	—	(0.32)
October 31, 2020	$8.72	0.35		0.00 **	0.35	(0.35)	—	—	(0.35)
October 31, 2019	$8.82	0.40		(0.11)	0.29	(0.39)	—	—	(0.39)
For The Period 5/01/18^- 10/31/18	$8.91	0.23		(0.10)	0.13	(0.22)	—	—	(0.22)
First Eagle High Income Fund Class R4
October 31, 2021	$8.72	0.29		0.26	0.55	(0.29)	—	—	(0.29)
October 31, 2020	$8.72	0.33		(0.01)	0.32	(0.32)	—	—	(0.32)
For The Period 7/29/19^- 10/31/19	$8.78	0.08		(0.06)	0.02	(0.08)	—	—	(0.08)

First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Income Builder Fund Class R6
October 31, 2021	$13.47	21.72	%(i)	$24,506	0.87%		0.87%		2.35	%(f)	2.35%		22.80%
October 31, 2020	$11.44	(3.14)%		$15,649	0.90%		0.90%		2.01%		2.01%		28.98%
October 31, 2019	$12.11	8.62%		$1,233	0.93%		0.93%		2.31%		2.31%		25.54%
October 31, 2018	$11.42	(2.27)%		$912	0.88%		0.88%		2.38%		2.38%		22.15%
For The Period 3/01/17^- 10/31/17	$12.01	7.68	%(b)	$965	0.89	%(c)	0.89	%(c)	2.55	%(c)	2.55	%(c)	23.18	%(b)
First Eagle High Income Fund Class A
October 31, 2021	$8.98	7.01%		$83,819	1.23%		1.16%		3.56%		3.63%		64.11%
October 31, 2020	$8.71	4.39%		$73,112	1.33%		1.23%		4.27%		4.37%		55.38%
October 31, 2019	$8.71	3.54%		$73,567	1.34%		1.24%		4.55%		4.65%		24.19%
October 31, 2018	$8.81	2.56%		$78,360	1.26%		1.19%		5.17%		5.24%		24.82%
October 31, 2017	$9.03	5.71%		$98,548	1.21%		1.16%		5.02%		5.07%		25.77%
First Eagle High Income Fund Class C
October 31, 2021	$8.97	6.20%		$15,129	2.01%		1.94%		2.81%		2.88%		64.11%
October 31, 2020	$8.70	3.60%		$31,972	2.10%		2.00%		3.53%		3.63%		55.38%
October 31, 2019	$8.70	2.77%		$50,100	2.10%		2.00%		3.83%		3.93%		24.19%
October 31, 2018	$8.80	1.68%		$62,749	2.01%		1.94%		4.43%		4.50%		24.82%
October 31, 2017	$9.02	5.06%		$87,479	1.95%		1.90%		4.30%		4.35%		25.77%
First Eagle High Income Fund Class I
October 31, 2021	$8.98	7.29%		$132,026	0.97%		0.90%		3.82%		3.89%		64.11%
October 31, 2020	$8.71	4.68%		$126,527	1.04%		0.94%		4.54%		4.64%		55.38%
October 31, 2019	$8.71	3.84%		$144,532	1.05%		0.95%		4.86%		4.96%		24.19%
October 31, 2018	$8.81	2.74%		$184,351	0.97%		0.90%		5.46%		5.53%		24.82%
October 31, 2017	$9.04	6.15%		$278,660	0.91%		0.86%		5.33%		5.38%		25.77%
First Eagle High Income Fund Class R3
October 31, 2021	$8.99	6.83%		$443	1.40%		1.33%		3.39%		3.46%		64.11%
October 31, 2020	$8.72	4.21%		$453	1.45%		1.35%		4.04%		4.14%		55.38%
October 31, 2019	$8.72	3.44%		$52	1.44%		1.34%		4.44%		4.54%		24.19%
For The Period 5/01/18^- 10/31/18	$8.82	1.41	%(b)	$51	1.36	%(c)	1.27	%(c)	4.99	%(c)	5.08	%(c)	24.82	%(b)
First Eagle High Income Fund Class R4
October 31, 2021	$8.98	6.38%		$11	1.66%		1.59%		3.12%		3.19%		64.11%
October 31, 2020	$8.72	3.81%		$10	1.84%		1.74%		3.74%		3.84%		55.38%
For The Period 7/29/19^- 10/31/19	$8.72	0.24	%(b)	$10	1.70	%(c)	1.59	%(c)	3.43	%(c)	3.54	%(c)	24.19	%(b)

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital		Total distributions
First Eagle High Income Fund Class R5
October 31, 2021	$8.71	0.33	0.27	0.60	(0.33)	—	—		(0.33)
October 31, 2020	$8.71	0.37	0.00 **	0.37	(0.37)	—	—		(0.37)
For The Period 7/29/19^- 10/31/19	$8.78	0.08	(0.07)	0.01	(0.08)	—	—		(0.08)
First Eagle High Income Fund Class R6
October 31, 2021	$8.71	0.35	0.28	0.63	(0.36)	—	—		(0.36)
October 31, 2020	$8.71	0.39	(0.01)	0.38	(0.38)	—	—		(0.38)
October 31, 2019	$8.82	0.43	(0.11)	0.32	(0.43)	—	—		(0.43)
October 31, 2018	$9.04	0.49	(0.24)	0.25	(0.47)	—	—		(0.47)
For The Period 3/01/17^- 10/31/17	$9.10	0.32	(0.05)	0.27	(0.33)	—	(0.00	)**	(0.33)
First Eagle Fund of America Class A
October 31, 2021	$25.84	0.09	8.37	8.46	(0.06)	(4.44)	—		(4.50)
October 31, 2020	$26.45	0.01	(0.38)	(0.37)	(0.01)	(0.23)	—		(0.24)
October 31, 2019	$30.53	0.03	1.50	1.53	—	(5.61)	—		(5.61)
October 31, 2018	$38.18	0.08	(4.15)	(4.07)	—	(3.58)	—		(3.58)
October 31, 2017	$32.93	(0.02)	7.41	7.39	(0.07)	(2.07)	—		(2.14)
First Eagle Fund of America Class C
October 31, 2021	$18.74	(0.07)	5.77	5.70	—	(4.44)	—		(4.44)
October 31, 2020	$19.37	(0.14)	(0.26)	(0.40)	—	(0.23)	—		(0.23)
October 31, 2019	$24.09	(0.12)	1.01	0.89	—	(5.61)	—		(5.61)
October 31, 2018	$31.08	(0.14)	(3.27)	(3.41)	—	(3.58)	—		(3.58)
October 31, 2017	$27.32	(0.23)	6.06	5.83	—	(2.07)	—		(2.07)
First Eagle Fund of America Class I
October 31, 2021	$26.91	0.17	8.72	8.89	(0.19)	(4.44)	—		(4.63)
October 31, 2020	$27.54	0.09	(0.37)	(0.28)	(0.12)	(0.23)	—		(0.35)
October 31, 2019	$31.46	0.13	1.56	1.69	—	(5.61)	—		(5.61)
October 31, 2018	$39.15	0.21	(4.30)	(4.09)	(0.02)	(3.58)	—		(3.60)
October 31, 2017	$33.72	0.08	7.59	7.67	(0.17)	(2.07)	—		(2.24)
First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle High Income Fund Class R5
October 31, 2021	$8.98	7.01%		$11	1.20%		1.13%		3.58%		3.65%		64.11%
October 31, 2020	$8.71	4.41%		$10	1.25%		1.15%		4.33%		4.43%		55.38%
For The Period 7/29/19^- 10/31/19	$8.71	0.11	%(b)	$10	1.59	%(c)	1.48	%(c)	3.54	%(c)	3.65	%(c)	24.19	%(b)
First Eagle High Income Fund Class R6
October 31, 2021	$8.98	7.34%		$1,066	0.92%		0.85%		3.87%		3.94%		64.11%
October 31, 2020	$8.71	4.64%		$1,033	1.07%		0.97%		4.47%		4.57%		55.38%
October 31, 2019	$8.71	3.75%		$1,907	1.02%		0.92%		4.78%		4.89%		24.19%
October 31, 2018	$8.82	2.80%		$401	1.01%		0.93%		5.36%		5.44%		24.82%
For The Period 3/01/17^- 10/31/17	$9.04	2.99	%(b)	$114	0.92	%(c)	0.87	%(c)	5.29	%(c)	5.34	%(c)	25.77	%(b)
First Eagle Fund of America Class A
October 31, 2021	$29.80	36.58%		$235,888	1.04%		0.90%		0.20%		0.34%		40.70%
October 31, 2020	$25.84	(1.43)%		$203,581	1.34%		1.28%		(0.04)%		0.02%		97.86%
October 31, 2019	$26.45	7.58%		$273,446	1.38%		1.37%		0.11%		0.13%		26.42%
October 31, 2018	$30.53	(11.84)%		$388,961	1.32%		1.32%		0.23%		0.23%		60.29%
October 31, 2017	$38.18	23.56%		$622,389	1.31%		1.31%		(0.07)%		(0.07)%		57.02%
First Eagle Fund of America Class C
October 31, 2021	$20.00	35.52%		$37,722	1.79%		1.65%		(0.54)%		(0.40)%		40.70%
October 31, 2020	$18.74	(2.12)%		$62,901	2.09%		2.03%		(0.79)%		(0.73)%		97.86%
October 31, 2019	$19.37	6.77%		$115,146	2.12%		2.10%		(0.61)%		(0.60)%		26.42%
October 31, 2018	$24.09	(12.48)%		$244,240	2.06%		2.06%		(0.51)%		(0.51)%		60.29%
October 31, 2017	$31.08	22.61%		$401,699	2.06%		2.06%		(0.81)%		(0.81)%		57.02%
First Eagle Fund of America Class I
October 31, 2021	$31.17	36.88%		$162,113	0.70%		0.65%		0.53%		0.58%		40.70%
October 31, 2020	$26.91	(1.09)%		$167,093	1.01%		0.96%		0.28%		0.33%		97.86%
October 31, 2019	$27.54	7.88%		$384,510	1.05%		1.03%		0.45%		0.46%		26.42%
October 31, 2018	$31.46	(11.53)%		$612,845	1.02%		1.02%		0.58%		0.58%		60.29%
October 31, 2017	$39.15	23.91%		$829,414	1.01%		1.01%		0.22%		0.22%		57.02%

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Fund of America Class Y
October 31, 2021	$26.65	0.10	8.64	8.74	(0.05)	(4.44)	—	(4.49)
October 31, 2020	$27.30	0.00 **	(0.39)	(0.39)	(0.03)	(0.23)	—	(0.26)
October 31, 2019	$31.31	0.04	1.56	1.60	—	(5.61)	—	(5.61)
October 31, 2018	$39.07	0.09	(4.27)	(4.18)	—	(3.58)	—	(3.58)
October 31, 2017	$33.67	(0.03)	7.58	7.55	(0.08)	(2.07)	—	(2.15)
First Eagle Fund of America Class R3
October 31, 2021	$26.71	0.07	8.66	8.73	(0.03)	(4.44)	—	(4.47)
October 31, 2020	$27.37	(0.04)	(0.38)	(0.42)	(0.01)	(0.23)	—	(0.24)
October 31, 2019	$31.40	0.02	1.56	1.58	—	(5.61)	—	(5.61)
For The Period 5/01/18^- 10/31/18	$35.19	0.14	(3.93)	(3.79)	—	—	—	—
First Eagle Fund of America Class R4
October 31, 2021	$26.85	0.14	8.72	8.86	(0.13)	(4.44)	—	(4.57)
October 31, 2020	$27.52	0.04	(0.40)	(0.36)	(0.08)	(0.23)	—	(0.31)
For The Period 7/29/19^- 10/31/19	$28.16	(0.02)	(0.62)	(0.64)	—	—	—	—
First Eagle Fund of America Class R5
October 31, 2021	$26.88	0.17	8.72	8.89	(0.18)	(4.44)	—	(4.62)
October 31, 2020	$27.53	0.06	(0.39)	(0.33)	(0.09)	(0.23)	—	(0.32)
For The Period 7/29/19^- 10/31/19	$28.16	(0.01)	(0.62)	(0.63)	—	—	—	—
First Eagle Fund of America Class R6
October 31, 2021	$26.92	0.17	8.74	8.91	(0.22)	(4.44)	—	(4.66)
October 31, 2020	$27.57	0.07	(0.37)	(0.30)	(0.12)	(0.23)	—	(0.35)
October 31, 2019	$31.46	0.09	1.63	1.72	—	(5.61)	—	(5.61)
October 31, 2018	$39.15	0.65	(4.73)	(4.08)	(0.03)	(3.58)	—	(3.61)
For The Period 3/01/17^- 10/31/17	$35.44	0.02	3.69	3.71	—	—	—	—
First Eagle Small Cap Opportunity Fund Class A
For The Period 7/01/21^- 10/31/21	$10.12	(0.02)	(0.34)	(0.36)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Fund of America Class Y
October 31, 2021	$30.90	36.54%		$126,477	0.94%		0.90%		0.30%		0.34%		40.70%
October 31, 2020	$26.65	(1.46)%		$111,405	1.36%		1.30%		(0.06)%		(0.01)%		97.86%
October 31, 2019	$27.30	7.62%		$247,674	1.35%		1.33%		0.13%		0.15%		26.42%
October 31, 2018	$31.31	(11.85)%		$280,977	1.33%		1.33%		0.26%		0.26%		60.29%
October 31, 2017	$39.07	23.54%		$397,293	1.31%		1.31%		(0.09)%		(0.09)%		57.02%
First Eagle Fund of America Class R3
October 31, 2021	$30.97	36.40%		$64	1.12%		0.99%		0.12%		0.25%		40.70%
October 31, 2020	$26.71	(1.56)%		$47	1.50%		1.44%		(0.20)%		(0.14)%		97.86%
October 31, 2019	$27.37	7.48%		$48	1.44%		1.42%		0.04%		0.06%		26.42%
For The Period 5/01/18^- 10/31/18	$31.40	(10.74	)%(b)	$45	1.38	%(c)	1.38	%(c)	0.79	%(c)	0.79	%(c)	60.29	%(b)
First Eagle Fund of America Class R4
October 31, 2021	$31.14	36.76%		$13	1.08%		0.75%		0.16%		0.49%		40.70%
October 31, 2020	$26.85	(1.35)%		$10	1.36%		1.16%		(0.06)%		0.13%		97.86%
For The Period 7/29/19^- 10/31/19	$27.52	(2.27	)%(b)	$10	1.66	%(c)	1.62	%(c)	(0.25	)%(c)	(0.22	)%(c)	26.42	%(b)
First Eagle Fund of America Class R5
October 31, 2021	$31.15	36.88%		$13	1.35%		0.65%		(0.11)%		0.59%		40.70%
October 31, 2020	$26.88	(1.25)%		$10	1.26%		1.06%		0.04%		0.24%		97.86%
For The Period 7/29/19^- 10/31/19	$27.53	(2.24	)%(b)	$10	1.55	%(c)	1.51	%(c)	(0.14	)%(c)	(0.10	)%(c)	26.42	%(b)
First Eagle Fund of America Class R6
October 31, 2021	$31.17	36.93%		$7,056	0.67%		0.65%		0.57%		0.59%		40.70%
October 31, 2020	$26.92	(1.13)%		$5,471	1.00%		0.95%		0.20%		0.26%		97.86%
October 31, 2019	$27.57	8.00%		$2,656	1.00%		0.99%		0.32%		0.32%		26.42%
October 31, 2018	$31.46	(11.53)%		$4,362	0.98%		0.98%		1.85%		1.86%		60.29%
For The Period 3/01/17^- 10/31/17	$39.15	10.47	%(b)	$397	1.00	%(c)	1.00	%(c)	0.09	%(c)	0.09	%(c)	57.02	%(b)
First Eagle Small Cap Opportunity Fund Class A
For The Period 7/01/21^- 10/31/21	$9.76	(3.56	)%(b)	$10,060	1.95	%(c)	1.25	%(c)	(1.30	)%(c)	(0.60	)%(c)	13.63	%(b)

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Change in net assets resulting from operations			Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income		From capital gains	Return of capital		Total distributions
First Eagle Small Cap Opportunity Fund Class I
For The Period 4/27/21^- 10/31/21	$10.00	(0.02)	(0.02)	(0.04)	(0.00	)**	(0.19)	(0.00	)**	(0.19)
First Eagle Small Cap Opportunity Fund Class R6
For The Period 7/01/21^- 10/31/21	$10.12	(0.01)	(0.34)	(0.35)	—		—	—		—

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

***  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

(a)  Does not take into account the sales charge of 5.00% for Class A shares for all Funds, except First Eagle High Income Fund, which has a sales charge of 4.50% and the maximum contingent deferred sales charge (CDSC) of 1.00% for Class C shares. CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge. With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a CDSC of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(b)  Not Annualized

(c)  Annualized

(d)  Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Global Fund would have been 0.44, (0.15), 0.62, 0.00, 0.41, 0.80, and 0.67 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers ratios would have been 0.68%, (0.12)%, 0.93%, 0.00%, 0.66%, 1.01%, and 1.02% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(e)  Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Overseas Fund would have been 0.20, (0.03), 0.29, 0.22, 0.26, 0.25, and 0.35 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers income ratios would have been 0.82%, 0.03%, 1.12%, 0.79%, 0.92%, 0.86%, and 1.28% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

First Eagle Funds | Annual Report | October 31, 2021

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net asset value, end of Period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Small Cap Opportunity Fund Class I
For The Period 4/27/21^- 10/31/21	$9.77	(0.47	)%(b)	$93,195	2.07	%(c)	1.00	%(c)	(1.37	)%(c)	(0.30	)%(c)	13.63	%(b)
First Eagle Small Cap Opportunity Fund Class R6
For The Period 7/01/21^- 10/31/21	$9.77	(3.46	)%(b)	$1,236	1.98	%(c)	1.00	%(c)	(1.29	)%(c)	(0.31	)%(c)	13.63	%(b)

(f)  Net investment income/loss includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the net investment income per share for First Eagle Global Income Builder Fund would have been 0.24, 0.13, 0.28, 0.23, 0.25, 0.24, and 0.29 for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively. The net investment income excluding earnings credits and/or fee waivers ratios would have been 1.85%, 1.06%, 2.08%, 1.70%, 1.86%, 1.85%, and 2.16% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(g)  Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Global Fund would have been 26.05%, 24.96%, 26.38%, 25.14%, 26.01%, 25.45%, and 26.48% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(h)  Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Overseas Fund would have been 16.90%, 15.94%, 17.24%, 16.80%, 17.14%, 16.99%, and 17.35% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

(i)  Total return includes income from foreign withholding tax claims less IRS compliance fees. Without these proceeds, the total returns for First Eagle Global Income Builder Fund would have been 21.09%, 20.21%, 21.44%, 20.94%, 21.16%, 21.07%, and 21.54% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares, respectively.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of eight separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Fund of America and First Eagle Small Cap Opportunity Fund (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. The First Eagle High Income Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation and current income. The First Eagle Small Cap Opportunity Fund seeks long-term growth of capital. The Small Cap Opportunity Fund commenced investment operations on April 27, 2021. The Small Cap Opportunity Fund's initial capital was contributed pursuant to a private offering.

The Funds offer seven share classes, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares, except for the First Eagle Small Cap Opportunity Fund, which offers Class A shares, Class I shares and Class R6 shares. Additionally, First Eagle Fund of America also offers Class Y shares. First Eagle Fund of America Class Y shares are closed to new investors, subject to certain limited exceptions. Additional information can be found in the Funds' prospectus.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Funds. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Funds. The Funds are investment companies and, accordingly, follow the investment company accounting and

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"), and First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or collectively "the Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold bullion, and First Eagle Gold Cayman Fund, Ltd. also holds physical silver. Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2021, the First Eagle Global Cayman Fund, Ltd. has $4,534,960,742 in net assets, representing 9.05% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2021, the First Eagle Overseas Cayman Fund, Ltd. has $1,135,070,430 in net assets, representing 7.72% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2021, the First Eagle U.S. Value Cayman Fund, Ltd. has $131,060,794 in net assets, representing 10.06% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

intercompany transactions and balances have been eliminated. As of October 31, 2021, the First Eagle Gold Cayman Fund, Ltd. has $535,485,885 in net assets, representing 24.57% of the Gold Fund's net assets.

b)  Investment Valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than relying solely on reported market values.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds are determined in good faith under the supervision and responsibility of the Board. The Board Valuation and Liquidity Committee (the "Committee") oversees the execution of the valuation and liquidity procedures for the Funds.

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2021:

First Eagle Global Fund

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Common Stocks	$26,381,374,635	$14,063,525,799 (a)	$—		$40,444,900,434
Corporate Bonds	—	—	5,856,524	(b)	5,856,524
Commodities*	—	5,077,962,197	—		5,077,962,197
Foreign Government Securities	—	643,529,411	—		643,529,411
Short-Term Investments	275,654	3,911,468,217	—		3,911,743,871
Warrants	9,190,027	—	—		9,190,027
Forward Foreign Currency Exchange Contracts**	—	14,070,916	—		14,070,916
Total	$26,390,840,316	$23,710,556,540	$5,856,524		$50,107,253,380
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(3,075,047)	$—		$(3,075,047)
Total	$—	$(3,075,047)	$—		$(3,075,047)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

First Eagle Global Fund (continued)

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

Fair Value Level 3 activity for the year ended October 31, 2021 was as follows:

Corporate Bonds
Beginning Balance — market value	$5,549,005
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	43,448
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	264,071
Ending Balance — market value	$5,856,524
Change in unrealized gains or (losses) relating to assets still held at reporting date	$264,071

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

First Eagle Overseas Fund

Description	Level 1	Level 2	Level 3‡	Total
Assets:†
Common Stocks	$2,915,309,214	$8,498,366,934 (a)	$20,293,634	$11,433,969,782
Commodities*	—	1,490,688,438	—	1,490,688,438
Foreign Government Securities	—	343,545,041	—	343,545,041
Short-Term Investments	49,734	1,440,226,528	—	1,440,276,262
Warrants	4,026,025	—	—	4,026,025
Forward Foreign Currency Exchange Contracts**	—	7,729,146	—	7,729,146
Total	$2,919,384,973	$11,780,556,087	$20,293,634	$14,720,234,694
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(1,600,727)	$—	$(1,600,727)
Total	$—	$(1,600,727)	$—	$(1,600,727)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

Fair Value Level 3 activity for the year ended October 31, 2021 was as follows:

Common Stocks
Beginning Balance — market value	$8,129,690
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	12,163,944
Ending Balance — market value	$20,293,634
Change in unrealized gains or (losses) relating to assets still held at reporting date	$12,163,944

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

First Eagle Overseas Fund (continued)

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Common Stocks	$20,293,634	Market Comparable Companies	Enterprise Value Multiple	0.32 34.48x (6.64x)	x -	Increase
Total	$20,293,634

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination

First Eagle U.S. Value Fund

Description	Level 1	Level 2		Level 3‡		Total
Assets:†
Common Stocks	$1,066,666,494	$4,428,142	(a)	$—		$1,071,094,636
Corporate Bonds	—	—		642,750	(b)	642,750
Commodities*	—	131,072,511		—		131,072,511
Master Limited Partnerships	26,083,245	—		—		26,083,245
Short-Term Investments	20,393	75,281,087		—		75,301,480
Total	$1,092,770,132	$210,781,740		$642,750		$1,304,194,622

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2021 was as follows:

First Eagle U.S. Value Fund (continued)

Corporate Bonds
Beginning Balance — market value	$609,000
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	4,991
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	28,759
Ending Balance — market value	$642,750
Change in unrealized gains or (losses) relating to assets still held at reporting date	$28,759

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Gold Fund

Description	Level 1	Level 2		Level 3	Total
Assets:†
Common Stocks	$1,255,034,389	$152,603,776	(a)	$—	$1,407,638,165
Commodities*	—	535,589,248		—	535,589,248
Rights	4,989,353	—		—	4,989,353
Short-Term Investments	63,226	244,285,961		—	244,349,187
Total	$1,260,086,968	$932,478,985		$—	$2,192,565,953

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold and silver bullion.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

First Eagle Global Income Builder Fund

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Common Stocks	$446,411,544	$440,761,851 (a)	$—		$887,173,395
Convertible Preferred Stocks	18,615,265	—	—		18,615,265
Corporate Bonds	—	146,346,636	9,627,905	(b)	155,974,541
Closed-end Funds	14,551,060	—	—		14,551,060
Commodities*	—	103,011,044	—		103,011,044
Foreign Government Securities	—	14,085,262	—		14,085,262
Master Limited Partnerships	34,693,673	—	—		34,693,673
Preferred Stocks	21,565,008	—	—		21,565,008
Short-Term Investments	1,490	18,446,754	—		18,448,244
U.S. Treasury Obligations	—	68,301,424	—		68,301,424
Warrants	281,871	—	—		281,871
Forward Foreign Currency Exchange Contracts**	—	546,724	—		546,724
Total	$536,119,911	$791,499,695	$9,627,905		$1,337,247,511
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(122,548)	$—		$(122,548)
Written Options	(2,427,861)	—	—		(2,427,861)
Total	$(2,427,861)	$(122,548)	$—		$(2,550,409)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2021 was as follows:

First Eagle Global Income Builder Fund (continued)

	Corporate Bonds	Loan Assignments	Total
Beginning Balance — market value	$—	$3,763,237	$3,763,237
Purchases(1)	9,913,682	—	9,913,682
Sales(2)	—	(4,276,406)	(4,276,406)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued discounts/(premiums)	4,990	8,110	13,100
Realized Gains (Losses)	—	33,082	33,082
Change in Unrealized Appreciation (Depreciation)	(290,767)	471,977	181,210
Ending Balance — market value	$9,627,905	$—	$9,627,905
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(290,767)	$—	$(290,767)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle High Income Fund

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Corporate Bonds	$—	$218,595,127	$3,218,308	(a)	$221,813,435
Loan Assignments	—	1,669,184	—		1,669,184
Short-Term Investments	1,987	8,517,886	—		8,519,873
Forward Foreign Currency Exchange Contracts**	—	5,116	—		5,116
Total	$1,987	$228,787,313	$3,218,308		$232,007,608
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(946)	$—		$(946)
Total	$—	$(946)	$—		$(946)

(a)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2021 was as follows:

First Eagle High Income Fund (continued)

	Common Stocks	Corporate Bond	Loan Assignments	Total Value
Beginning Balance — market value	$16,460,676	$—	$4,692,435	$21,153,111
Purchases(1)	—	3,311,987	—	3,311,987
Sales(2)	(16,594,388)	—	(5,332,313)	(21,926,701)
Transfer In — Level 3	—	—	—	—
Transfer Out — Level 3	—	—	—	—
Accrued discounts/(premiums)	—	1,691	16,376	18,067
Realized Gains (Losses)	9,543,782	—	70,746	9,614,528
Change in Unrealized Appreciation (Depreciation)	(9,410,070)	(95,370)	552,756	(8,952,684)
Ending Balance — market value	$—	$3,218,308	$—	$3,218,308
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$(95,370)	$—	$(95,370)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Fund of America

Description	Level 1	Level 2		Level 3	Total
Assets:†
Common Stocks	$561,881,725	$4,673,737	(a)	$—	$566,555,462
Short-Term Investments	974	4,443,940		—	4,444,914
Total	$561,882,699	$9,117,677		$—	$571,000,376

†  See Schedule of Investments for additional detailed categorizations.

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

First Eagle Small Cap Opportunity Fund

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$93,247,071	$—	$—	$93,247,071
Master Limited Partnerships	456,925	—	—	456,925
Short-Term Investments	14,802,882	—	—	14,802,882
Total	$108,506,878	$—	$—	$108,506,878

†  See Schedule of Investments for additional detailed categorizations.

c)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Funds may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which a Fund invests. Investment income is recorded net of foreign withholding taxes. Foreign taxes are accrued based on gains realized by a Fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group, and certain other funds also managed by the Adviser. Generally, expenses that do not pertain specifically to a Fund are allocated to each Fund based upon the percentage the net assets a Fund bears to the total net assets of all the Funds that share the expense. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward foreign currency exchange contracts. The First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Income Fund enter into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund's portfolio. For the year ended October 31, 2021, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency exchange contracts held by the Funds were as follows:

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle Global Income Builder Fund	First Eagle High Income Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value — Purchased	$162,902,393	$84,712,596	$5,414,549	$130,556
Average Settlement Value — Sold	770,220,619	401,456,524	27,221,502	132,670

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

The Funds adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Funds mitigate counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Funds may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Collateral received by the Funds is held in a segregated account at the Funds' custodian bank. These amounts are not reflected on the Funds' Statements of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. Effective late 2022, longstanding regulatory guidance governing use of derivatives by mutual funds will be withdrawn and superseded by new Rule 18f-4 under the Investment Company Act. The rule is accompanied by a new set of conditions and interpretations that will need to be assessed for the Funds in light of the Funds' practices and stated investment restrictions. Once implemented, the rule could limit a Fund's ability to use derivatives in support of its investment strategies and may make derivatives more costly, or may otherwise adversely affect their liquidity, value or performance. Whether those changes will materially impact a Fund is not known at this time.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

At October 31, 2021, the Funds had the following forward foreign currency exchange contracts grouped into risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$14,070,916	$3,075,047	$(1,999,173)	$8,830,979

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$7,729,146	$1,600,727	$794,015	$5,021,269

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$546,724	$122,548	$92,273	$317,859

First Eagle High Income Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$5,116	$946	$(2,170)	$3,312

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each fund as of October 31, 2021:

First Eagle Global Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$6,254,367	$(2,465,939)	$—	$3,788,428
JPMorgan Chase Bank	3,252,811	—	(3,252,811)	—
UBS AG	4,563,738	—	—	4,563,738
	$14,070,916	$(2,465,939)	$(3,252,811)	$8,352,166
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$2,465,939	$(2,465,939)	$—	$—
Goldman Sachs	609,108	—	(609,108)	—
	$3,075,047	$(2,465,939)	$(609,108)	$—

First Eagle Overseas Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$3,324,028	$(1,310,580)	$—	$2,013,448
JPMorgan Chase Bank	1,733,957	—	(1,733,957)	—
UBS AG	2,671,161	—	—	2,671,161
	$7,729,146	$(1,310,580)	$(1,733,957)	$4,684,609

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

First Eagle Overseas Fund (continued)

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$1,310,580	$(1,310,580)	$—	$—
Goldman Sachs	290,147	—	(290,147)	—
	$1,600,727	$(1,310,580)	$(290,147)	$—

First Eagle Global Income Builder Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$253,004	$(99,753)	$—	$153,251
JPMorgan Chase Bank	166,342	(5,061)	(160,000)	1,281
UBS AG	127,378	—	—	127,378
	$546,724	$(104,814)	$(160,000)	$281,910
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$99,753	$(99,753)	$—	$—
Goldman Sachs	17,734	—	(17,734)	—
JPMorgan Chase Bank	5,061	(5,061)	—	—
	$122,548	$(104,814)	$(17,734)	$—

First Eagle High Income Fund

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$5,116	$(946)	$—	$4,170

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

First Eagle High Income Fund (continued)

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$946	$(946)	$—	$—

*The actual collateral received/pledged may be more than the amount reported due to over collateralization.

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, each Fund may write "covered" call options on portfolio securities and on broadly based stock indices. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Options contracts traded on an exchange are valued daily based upon the official closing price on the relevant exchange on which the option is traded. If there is no official closing price, the mean between the last bid and asked prices may be used. Options contracts traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the valuation. If there is only a bid or only an asked price, such price may be used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

A Fund may be required to segregate or earmark assets to cover its obligations under option contracts. In general, a call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

premium received for the covered call written by a Fund. The risk in writing a covered call option is that a Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

A Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. Effective late 2022, longstanding regulatory guidance governing use of derivatives by mutual funds will be withdrawn and superseded by new Rule 18f-4 under the Investment Company Act. The rule is accompanied by a new set of conditions and interpretations that will need to be assessed for the Funds in light of the Funds' practices and stated investment restrictions. Once implemented, the rule could limit a Fund's ability to use derivatives in support of its investment strategies and may make derivatives more costly, or may otherwise adversely affect their liquidity, value or performance. Whether those changes will materially impact a Fund is not known at this time.

As of October 31, 2021, portfolio securities valued at $138,528,532 were earmarked to cover collateral requirements for written options for First Eagle Global Income Builder Fund.

For the year ended October 31, 2021, the average monthly number of contracts outstanding for written options and purchased options held by the Funds were as follows:

	First Eagle Global Income Builder Fund	First Eagle Fund of America
Options:
Average Number of Contracts — Purchased	—	11,787
Average Number of Contracts — Written	16,830	6,447

At October 31, 2021, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$2,427,861	$2,503,640	$(514,544)

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

First Eagle Fund of America

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$—	$(257,843)	$(746,245)
Equity — Purchased options	—	—	(3,933,449)	2,857,438

(1)  Statements of Assets and Liabilities location: Investments in securities of unaffiliated issuers.

(2)  Statements of Assets and Liabilities location: Option contracts written, at value.

(3)  Statements of Operations location: Net realized gains (losses) from expiration or closing of option contracts written and transactions in investment securities of unaffiliated issuers.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of option contracts written and investment securities of unaffiliated issuers.

h)  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the Adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Bank Loans — A Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Income Fund and the First Eagle Global Income Builder Fund which declare income daily and pay monthly, and First Eagle Fund of America which distributes income on a quarterly basis.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Fund	$901,328,569	$1,999,381,538	$16,616,837,581	$—	$—
First Eagle Overseas Fund	486,782,475	287,476,601	3,534,460,114	—	—
First Eagle U.S. Value Fund	10,025,203	97,082,946	582,513,775	—	—
First Eagle Gold Fund	20,596,953	—	510,566,246	22,550,148	619,538,800

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Income Builder Fund	$22,651,327	$33,983,288	$165,842,007	$—	$—
First Eagle High Income Fund	513,032	—	5,084,416	5,345,947	109,266,223
First Eagle Fund of America	20,696,326	46,450,573	140,874,844	—	—
First Eagle Small Cap Opportunity Fund	—	—	1,102,745	129,061	—

The components of distributable earnings' differences between book basis and tax basis are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, the treatment of forward foreign currencies contracts, straddle loss deferral, foreign repatriated earnings for First Eagle Overseas Fund, investment in partnerships, global intangible low-taxed income from investment in certain foreign corporations for First Eagle Overseas Fund, wash sales and amortization on certain callable bond investments for First Eagle Global Income Builder and First Eagle High Income Fund.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. For the current year, the First Eagle Gold Fund utilized $5,416,725 in net capital loss carryforward. The First Eagle High Income Fund utilized $828,404 in short term capital loss carryforward and $11,350,727 in long term capital loss carryforward.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2021, there was no late year ordinary loss deferrals.

m)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) distributable earnings and capital surplus for the Funds as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$(32,503,143)	$(96,977,740)	$129,480,883
First Eagle Overseas Fund	6,298,528	(36,631,006)	30,332,478
First Eagle U.S. Value Fund	5,562,550	(22,578,059)	17,015,509

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Gold Fund	$1,647,520	$(1,647,520)	$—
First Eagle Global Income Builder Fund	2,709,385	(4,623,557)	1,914,172
First Eagle High Income Fund	(64,150)	69,165	(5,015)
First Eagle Fund of America	(67,471)	(5,957,126)	6,024,597
First Eagle Small Cap Opportunity Fund	33,756	5,003	(38,759)

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, distributions paid in connection with the redemption of Fund shares, investments in grantor trust, investments in passive foreign investment companies and differing book and tax treatment of transactions with the Subsidiary.

At the year ended October 31, 2021, the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle Gold Cayman Fund Ltd., and First Eagle U.S. Value Cayman Fund, Ltd. had unrealized gains for tax purposes. Any unrealized losses to be recognized for tax purposes in the future can only be utilized by the Funds to the extent of tax basis realized gains in the Subsidiaries in the same year. Given the uncertainty of their future use, tax losses have been reclassified to Capital surplus.

n)  Distribution to Shareholders — Distributions to shareholders during the fiscal year ended October 31, 2021, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2021	2020	2021	2020
First Eagle Global Fund	$413,156,342	$645,594,562	$704,949,162	$2,069,440,466
First Eagle Overseas Fund	61,808,631	303,983,624	—	454,096,190
First Eagle U.S. Value Fund	13,189,461	12,917,870	7,801,904	110,206,262
First Eagle Gold Fund	32,168,367	804,469	—	—
First Eagle Global Income Builder Fund	26,547,489	24,841,929	13,154,891	4,761,184
First Eagle High Income Fund	9,157,291	10,013,007	—	—
First Eagle Fund of America	45,509,723	1,968,239	49,495,064	8,870,926
First Eagle Small Cap Opportunity Fund	180,133	—	—	—
			Return of Capital
			2021	2020
First Eagle Small Cap Opportunity Fund			$6,867	$—

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Foreign Taxes — The Funds may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in France, the French tax authorities recently paid several of the funds' tax reclaims for prior tax withholding. These tax reclaim payments are reflected as "Foreign withholding tax claims" in the Statements of Operations and any related interest is included in "Interest". For U.S. income tax purposes, tax reclaims paid by France and received by the funds will reduce the amount of foreign taxes paid in a fiscal year that the funds' shareholders can use as tax credits in their individual income tax returns.

In the event that tax reclaims received by the Funds during the fiscal year ending October 31, 2021 exceed the foreign withholding taxes paid by the funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the funds' shareholders. These IRS fees and other administrative and legal fees related to the filing of closing agreements with the IRS are estimated through the year ended October 31, 2021 and are reflected as "IRS compliance fees for foreign tax claims" in the Statements of Operations.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement"), an annual advisory fee as follows:

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75	(1)
First Eagle Gold Fund	0.75
First Eagle Global Income Builder Fund	0.75

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle High Income Fund	0.45	(2)
First Eagle Fund of America	0.50	(3)
First Eagle Small Cap Opportunity Fund	0.85	(4)

(1)  The Adviser has agreed to waive First Eagle U.S. Value Fund's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2022. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

(2)  Until July 1, 2021, the Adviser agreed to waive First Eagle High Income Fund's management fee at an annual rate in the amount of 0.10% of the average daily value of the Fund's net assets for the period through February 28, 2022. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.60%.

  Effective July 1, 2021, the Adviser has agreed to reduce the management fee from the annual rate of 0.70% of the average daily value of the Fund's net assets to the annual rate of 0.45% of the average daily value of the Fund's net assets. This fee reduction supersedes the management fee waiver that had been in effect prior to July 1, 2021.

(3)  The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, Y, I, R3, R4, R5 and R6 for First Eagle Fund of America so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 28, 2022 and may not be terminated during its term without the consent of the Board. First Eagle Fund of America has agreed that each of Classes A, C, Y, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the year ended October 31, 2021, FEIM reimbursed $513,693 in expenses which are included under Expense waiver in the Statement of Operations.

For the year ended October 31, 2021, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2023	2024
Class A	$352,511	$52,249	$300,262
Class C	92,314	15,204	77,110
Class I	95,967	12,160	83,807
Class Y	74,078	23,004	51,074
Class R3	85	11	74
Class R4	55	16	39

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

		Potential Recoupment Amounts Expiring October 31,
	Total Eligible for Recoupment	2023	2024
Class R5	$99	$16	$83
Class R6	2,064	820	1,244
Total	$617,173	$103,480	$513,693

(4)  The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, I, and R6 for First Eagle Small Cap Opportunity Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 1.25%, 1.00% and 1.00% of average net assets, respectively. Each of these undertakings lasts until February 28, 2023 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 1.25%, 1.00% and 1.00% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the year ended October 31, 2021, FEIM reimbursed $192,068 in expenses which are included under Expense waiver in the Statement of Operations.

For the year ended October 31, 2021, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Repayment Amounts Expiring October 31,
	Total Eligible for Recoupment	2024
Class A	$11,812	$11,812
Class I	177,007	177,007
Class R6	3,249	3,249
Total	$192,068	$192,068

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with the Adviser, the Funds (except for First Eagle Global Income Builder Fund and First Eagle High Income Fund, which pay the fee described in the next paragraph) reimburse the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

Pursuant to Administrative Services Agreements between each of First Eagle Global Income Builder Fund and First Eagle High Income Fund, and the Adviser, each pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

For the year ended October 31, 2021, the Funds paid/reimbursed and had payable to the Adviser amounts shown below:

Fund	Reimbursed to Adviser	Payable to Adviser
First Eagle Global Fund	$3,992,044	$314,460
First Eagle Overseas Fund	1,387,809	19,254
First Eagle U.S. Value Fund	394,052	23,597
First Eagle Gold Fund	509,948	6,975
First Eagle Global Income Builder Fund	654,162	56,219
First Eagle High Income Fund	120,264	9,919
First Eagle Fund of America	230,944	—
First Eagle Small Cap Opportunity Fund	626	124

The Funds have entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Funds' portfolio securities and other assets. JPM has directly entered into sub-custodial agreements to maintain the custody of gold and silver bullion in the Funds. Under the terms of the custody agreement between the Funds and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Funds. JPM is also required, upon the order of the Funds, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Funds. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2021, FEF Distributors, LLC realized $365,604, $29,763, $17,426, $112,397, $12,982, $4,116, $5,486 and $3,569 pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Fund of America and First Eagle Small Cap Opportunity Fund, respectively.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2021, balances to the Plan are included in the fees payable to the Trustees on the Statements of Assets and Liabilities.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund, First Eagle Fund of America and First Eagle Small Cap Opportunity Fund pay the Distributor monthly a distribution and/or service fee with respect to Class A, Class C, Class Y, Class R3 and Class R4 shares based on each Fund's average daily net assets as shown in the table below. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

Fund	Class A	Class C	Class Y	Class R3	Class R4
First Eagle Global Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Overseas Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle U.S. Value Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Gold Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Global Income Builder Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle High Income Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Fund of America	0.25%	1.00%	0.25%	0.35%	0.10%
First Eagle Small Cap Opportunity Fund	0.25%	n/a	n/a	n/a	n/a

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2021, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Service fee covers expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2021, the service fees incurred by the Funds are disclosed in the Statements of Operations.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

Note 4 — Purchases and Sales of Securities

For the year ended October 31, 2021, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Global Fund	$3,161,261,409	$5,944,351,884	$—	$—
First Eagle Overseas Fund	1,433,611,113	1,259,344,866	—	—
First Eagle U.S. Value Fund	46,467,050	247,094,187	—	—
First Eagle Gold Fund	197,784,511	104,176,155	—	—
First Eagle Global Income Builder Fund	267,466,500	282,689,771	19,037,201	41,068,558
First Eagle High Income Fund	152,554,560	140,975,341	—	—
First Eagle Fund of America	226,505,426	384,652,506	—	—
First Eagle Small Cap Opportunity Fund	97,076,843	4,522,199	—	—

Note 5 — Line of Credit

On June 1, 2021, the Funds renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the First Eagle Funds and First Eagle Overseas Variable Fund to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative net asset size of the Funds. A portion of the commitment fees related to the Credit Facility are paid by the Funds and are included in other expenses in the Statements of Operations. During the period, the Funds had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

An outbreak of disease caused by a novel coronavirus (also known as "COVID-19") has developed into a global pandemic and resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

The First Eagle High Income Fund and First Eagle Global Income Builder Fund invest in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 7 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets redeemed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind during the year ended October 31, 2021.

Note 8 — New Accounting Pronouncements and Regulations

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate ("LIBOR") and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

First Eagle Funds | Annual Report | October 31, 2021

Notes to Financial Statements

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosure in the Funds' financial statements.

First Eagle Funds | Annual Report | October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and Shareholders of each of the eight funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting the First Eagle Funds, hereafter collectively referred to as the "Funds") as of October 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

First Eagle Global Fund(1)	First Eagle Global Income Builder Fund(1)
First Eagle Overseas Fund(1)	First Eagle High Income Fund(1)
First Eagle U.S. Value Fund(1)	First Eagle Fund of America(1)
First Eagle Gold Fund(1)	First Eagle Small Cap Opportunity Fund(2)

(1)  Statement of operations for the year ended October 31, 2021 and statement of changes in net assets for the years ended October 31, 2021 and 2020

(2)  Statement of operations and statement of changes in net assets for the period April 27, 2021 (commencement of operations) through October 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

First Eagle Funds | Annual Report | October 31, 2021

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York
December 23, 2021

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Funds | Annual Report | October 31, 2021

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2021 and held for the six-months ended October 31, 2021.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Annual Report | October 31, 2021

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 10/31/21	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Fund*
Class A	3.46%	$1,000	$1,034.60	1.12%	$5.74
Class C	3.06	1,000	1,030.60	1.87	9.57
Class I	3.59	1,000	1,035.90	0.86	4.41
Class R3	2.85	1,000	1,028.50	2.09	10.69
Class R4	3.43	1,000	1,034.30	1.19	6.10
Class R5	3.39	1,000	1,033.90	0.95	4.87
Class R6	3.64	1,000	1,036.40	0.78	4.00
First Eagle Overseas Fund*
Class A	1.10	1,000	1,011.00	1.19	6.03
Class C	0.71	1,000	1,007.10	1.89	9.56
Class I	1.26	1,000	1,012.60	0.89	4.51
Class R3	1.00	1,000	1,010.00	1.38	6.99
Class R4	1.11	1,000	1,011.10	1.19	6.03
Class R5	1.11	1,000	1,011.10	1.15	5.83
Class R6	1.29	1,000	1,012.90	0.79	4.01
First Eagle U.S. Value Fund*
Class A	5.06	1,000	1,050.60	1.11	5.74
Class C	4.67	1,000	1,046.70	1.88	9.70
Class I	5.24	1,000	1,052.40	0.83	4.29
Class R3	5.02	1,000	1,050.20	1.23	6.36
Class R4	5.02	1,000	1,050.20	1.09	5.63
Class R5	5.11	1,000	1,051.10	1.02	5.27
Class R6	5.24	1,000	1,052.40	0.78	4.04
First Eagle Gold Fund*
Class A	-4.54	1,000	954.60	1.25	6.16
Class C	-4.89	1,000	951.10	1.96	9.64
Class I	-4.44	1,000	955.60	0.98	4.83
Class R3	-4.65	1,000	953.50	1.42	6.99
Class R4	-4.59	1,000	954.10	1.27	6.26
Class R5	-4.52	1,000	954.80	1.07	5.27
Class R6	-4.39	1,000	956.10	0.86	4.24
First Eagle Funds | Annual Report | October 31, 2021

Fund Expenses (unaudited)

Based on Actual Total Return(1)—(continued)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 10/31/21	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Income Builder Fund
Class A	2.44%	$1,000	$1,024.40	1.17%	$5.97
Class C	2.03	1,000	1,020.30	1.93	9.83
Class I	2.49	1,000	1,024.90	0.93	4.75
Class R3	2.29	1,000	1,022.90	1.29	6.58
Class R4	2.46	1,000	1,024.60	1.11	5.66
Class R5	2.42	1,000	1,024.20	1.12	5.71
Class R6	2.54	1,000	1,025.40	0.87	4.44
First Eagle High Income Fund
Class A	3.07	1,000	1,030.70	1.11	5.68
Class C	2.68	1,000	1,026.80	1.84	9.40
Class I	3.21	1,000	1,032.10	0.85	4.35
Class R3	2.91	1,000	1,029.10	1.41	7.21
Class R4	2.75	1,000	1,027.50	1.49	7.61
Class R5	3.09	1,000	1,030.90	1.06	5.43
Class R6	3.24	1,000	1,032.40	0.79	4.05
First Eagle Fund of America
Class A	7.41	1,000	1,074.10	0.90	4.71
Class C	7.01	1,000	1,070.10	1.65	8.61
Class I	7.53	1,000	1,075.30	0.65	3.40
Class Y	7.38	1,000	1,073.80	0.90	4.70
Class R3	7.35	1,000	1,073.50	0.99	5.17
Class R4	7.49	1,000	1,074.90	0.75	3.92
Class R5	7.54	1,000	1,075.40	0.65	3.40
Class R6	7.53	1,000	1,075.30	0.65	3.40
First Eagle Small Cap Opportunity Fund(3)
Class A	-3.56	1,000	964.40	1.25	4.10
Class I	-0.47	1,000	995.30	1.01	5.08
Class R6	-3.46	1,000	965.40	1.00	3.28

*  Consolidated Financial Statements

(1)  For the six-months ended October 31, 2021.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(3)  For the period April 27, 2021 to October 31, 2021 for Class I and For the period July 1, 2021 to October 31, 2021 for Class A and R6.

First Eagle Funds | Annual Report | October 31, 2021

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on May 1, 2021 and held for the six-months ended October 31, 2021.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Annual Report | October 31, 2021

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Fund*
Class A	5.00%	$1,000	$1,019.56	1.12%	$5.70
Class C	5.00	1,000	1,015.78	1.87	9.50
Class I	5.00	1,000	1,020.87	0.86	4.38
Class R3	5.00	1,000	1,014.67	2.09	10.61
Class R4	5.00	1,000	1,019.21	1.19	6.06
Class R5	5.00	1,000	1,020.42	0.95	4.84
Class R6	5.00	1,000	1,021.27	0.78	3.97
First Eagle Overseas Fund*
Class A	5.00	1,000	1,019.21	1.19	6.06
Class C	5.00	1,000	1,015.68	1.89	9.60
Class I	5.00	1,000	1,020.72	0.89	4.53
Class R3	5.00	1,000	1,018.25	1.38	7.02
Class R4	5.00	1,000	1,019.21	1.19	6.06
Class R5	5.00	1,000	1,019.41	1.15	5.85
Class R6	5.00	1,000	1,021.22	0.79	4.02
First Eagle U.S. Value Fund*
Class A	5.00	1,000	1,019.61	1.11	5.65
Class C	5.00	1,000	1,015.73	1.88	9.55
Class I	5.00	1,000	1,021.02	0.83	4.23
Class R3	5.00	1,000	1,019.00	1.23	6.26
Class R4	5.00	1,000	1,019.71	1.09	5.55
Class R5	5.00	1,000	1,020.06	1.02	5.19
Class R6	5.00	1,000	1,021.27	0.78	3.97
First Eagle Gold Fund*
Class A	5.00	1,000	1,018.90	1.25	6.36
Class C	5.00	1,000	1,015.32	1.96	9.96
Class I	5.00	1,000	1,020.27	0.98	4.99
Class R3	5.00	1,000	1,018.05	1.42	7.22
Class R4	5.00	1,000	1,018.80	1.27	6.46
Class R5	5.00	1,000	1,019.81	1.07	5.45
Class R6	5.00	1,000	1,020.87	0.86	4.38

First Eagle Funds | Annual Report | October 31, 2021

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)—(continued)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Income Builder Fund
Class A	5.00%	$1,000	$1,019.31	1.17%	$5.96
Class C	5.00	1,000	1,015.48	1.93	9.80
Class I	5.00	1,000	1,020.52	0.93	4.74
Class R3	5.00	1,000	1,018.70	1.29	6.56
Class R4	5.00	1,000	1,019.61	1.11	5.65
Class R5	5.00	1,000	1,019.56	1.12	5.70
Class R6	5.00	1,000	1,020.82	0.87	4.43
First Eagle High Income Fund
Class A	5.00	1,000	1,019.61	1.11	5.65
Class C	5.00	1,000	1,015.93	1.84	9.35
Class I	5.00	1,000	1,020.92	0.85	4.33
Class R3	5.00	1,000	1,018.10	1.41	7.17
Class R4	5.00	1,000	1,017.69	1.49	7.58
Class R5	5.00	1,000	1,019.86	1.06	5.40
Class R6	5.00	1,000	1,021.22	0.79	4.02
First Eagle Fund of America
Class A	5.00	1,000	1,020.67	0.90	4.58
Class C	5.00	1,000	1,016.89	1.65	8.39
Class I	5.00	1,000	1,021.93	0.65	3.31
Class Y	5.00	1,000	1,020.67	0.90	4.58
Class R3	5.00	1,000	1,020.21	0.99	5.04
Class R4	5.00	1,000	1,021.42	0.75	3.82
Class R5	5.00	1,000	1,021.93	0.65	3.31
Class R6	5.00	1,000	1,021.93	0.65	3.31
First Eagle Small Cap Opportunity Fund(3)
Class A	5.00	1,000	1,018.90	1.25	6.36
Class I	5.00	1,000	1,020.11	1.01	5.14
Class R6	5.00	1,000	1,020.16	1.00	5.09

*  Consolidated Financial Statements

(1)  For the six-months ended October 31, 2021.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(3)  For the period April 27, 2021 to October 31, 2021 for Class I and For the period July 1, 2021 to October 31, 2021 for Class A and R6.

First Eagle Funds | Annual Report | October 31, 2021

General Information

Form N-PORT portfolio schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Funds' proxy voting policies, (2) a description of the Funds' proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds | Annual Report | October 31, 2021

Board Considerations for Continuation of Advisory Agreements

At a meeting held on June 3, 2021, the Board of Trustees of the Funds, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Funds' advisory agreements (the "Advisory Agreements").

In response to a letter sent on behalf of the Independent Trustees requesting information about the Advisory Agreements and other arrangements and plans, the Trustees received extensive materials from the Adviser, including reviews of performance and expense information compared against the Funds' respective composites, benchmarks and peer groups compiled by an independent data provider. The Trustees also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreements, the Independent Trustees met in executive sessions with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fees were fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the continuance of the Advisory Agreements should serve the best interests of each Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Funds. The Adviser provides the Funds with investment research, advice and supervision, and continuously furnishes an investment portfolio for the Funds consistent with the Funds' investment objectives, policies and restrictions as set forth in the Funds' Prospectuses. The Trustees were assured that service levels for Funds subject to fee waivers or breakpoints (whether new or continuing) are not affected by the waivers or breakpoints. The Trustees considered the commitment of the Adviser to provide high quality services to the Funds.

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Funds under that relationship. Given the length of the relationship, the Trustees, in their deliberations, recognized that, for many of the Funds' shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser and that there is a strong association in the minds of Fund shareholders between the Adviser and each of the Funds.

•  The Trustees noted the background and experience of the Funds' Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year and in prior meetings. The Trustees noted the recently expanded Portfolio Manager line-up for most of the Funds.

First Eagle Funds | Annual Report | October 31, 2021

Board Considerations for Continuation of Advisory Agreements

•  The Trustees considered that they received regular reports from the Adviser on the effects of the COVID-19 public health crisis and resulting market volatility and investment risk. The reports also had confirmed no material impact on the Adviser's operations.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods (where applicable, and with no performance presented for the First Eagle Small Cap Opportunity Fund given it was recently formed and had very limited performance to review). Performance over these various periods was noted relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar Category and Lipper Classification averages (the Morningstar and Lipper averages being referred to as "composites").

The comparative review reflected research and benchmarking by an independent data provider. Performance results generally were as follows (all periods ended as of March 31, 2021):

	Composite #1	Composite #2	Peer Group	Benchmark
Global Fund	Outperformed over all periods shown	Outperformed over all periods shown	Outperformed over all periods shown	Lagged over all periods shown
Overseas Fund	Lagged over all periods shown	Lagged over all periods shown	Lagged over all periods shown	Lagged over all periods shown
U.S. Value Fund	Lagged over all periods shown	Lagged over all periods shown	Lagged over all periods shown	Lagged over all periods shown
Gold Fund	Outperformed over trailing 10-year period; Lagged all other periods shown	Outperformed over trailing 10-year period; Lagged all other periods shown	Outperformed over trailing 10-year period; Lagged all other periods shown	Outperformed over trailing 1-year, 3-year and 10-year periods; Lagged over trailing 5-year period
Global Income Builder Fund	Lagged over all periods shown	Lagged over all periods shown	Lagged over all periods shown	Lagged over all periods shown
High Income Fund	Outperformed over trailing 5-year period; Lagged over all other periods shown	Outperformed over trailing 5-year period; Matched over trailing 10-year period; Lagged over 1-year and 3-year periods	Lagged over all periods shown	Lagged over all periods shown
Fund of America	Lagged over all periods shown	Lagged over all periods shown	Lagged over all periods shown	Lagged over all periods shown

The Trustees reviewed with management the generally less favorable relative performance results across multiple periods for a number of the Funds. Also noted was that Global Fund shows generally positive relative outperformance. The Trustees noted that First Eagle Fund of America changed management teams and its investment objective and strategy as of August 2020. Performance for prior periods reflects the prior management teams and prior objective and strategy.

First Eagle Funds | Annual Report | October 31, 2021

Board Considerations for Continuation of Advisory Agreements

•  Performance for each Fund was determined to be adequate under the circumstances given benchmarks, peer comparisons and on an absolute basis, and reflective of each Fund's investment objective and philosophy.

•  The Trustees commented on the Funds' holdings of short-term investments and, in some cases, gold positions, and noted that short-term investments and gold are important elements of the Adviser's investment philosophy, which contribute to variations in the Funds' performance relative to their peers.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Funds; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Funds' total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds (e.g., under the administrative cost reimbursement program applicable to certain Funds). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the Advisory Agreements, together with a management summary of the same. They determined that the Adviser's fees were competitive, with the net management fees for some Funds being higher and for some Funds being lower than their peer averages/medians, but all being within the range of peers. The Trustees also considered, where applicable and available, the advisory fees charged to other clients of the Adviser with similar investment objective(s) to a Fund and received information that for some Funds, the fees charged to these other clients were higher or lower relative to the respective Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided (e.g., regulatory and operational structures may differ, frequency and scale of cash flows may differ, etc.), which may be reflected in lower fees charged relative to the respective Fund.

•  The Trustees accepted management's proposal to reduce the advisory fee for the First Eagle High Income Fund following review of the related commercial analysis. The reduced advisory fee would be the lowest gross advisory fee in the peer group shown in the meeting materials.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates (sometimes referred to as "fall-out benefits"), the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service fees and reimbursements paid to the Adviser. The Trustees noted that the Adviser is absorbing soft dollar costs and paying them itself. With regard to other possible benefits associated with the Adviser's management of the Funds, the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly and that the Adviser may be able to extend investment and operational efficiencies associated with the Funds to its management of other types of accounts.

First Eagle Funds | Annual Report | October 31, 2021

Board Considerations for Continuation of Advisory Agreements

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees noted changes in expense ratios over time, with some Funds showing decreases and some showing increases. In general, a contributing factor to the change in expense ratio was an increase or decrease in average net assets over the relevant period. In the case of Fund of America, there also was a decrease in the advisory fee as of August 2020. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be. While economies of scale can be complex to assess and typically are not directly measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, because they represent the provision of services at cost, any economies of scale realized are, by definition, for the benefit of the Funds.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits to the Adviser vary meaningfully depending on the particular Fund, with some Funds showing losses to the Adviser and others showing robust profits. Overall, profits were viewed as not excessive and providing appropriate incentives to the Adviser. The Trustees noted the cyclical and competitive nature of the global asset management industry and related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Funds, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not dependent on the profits realized on a per-Fund basis. The Trustees reviewed personal investments maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Funds by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Funds | Annual Report | October 31, 2021

Board Review of Management's Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the "Liquidity Rule"), the Funds have adopted and implemented a liquidity risk management program (the "LRMP") reasonably designed to assess and manage each Fund's liquidity risk, which is defined under the Liquidity Rule as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Funds' Board has approved First Eagle Investment Management, LLC's Liquidity Management Committee ("FEIM") to serve as the administrator of the Funds' LRMP. As part of its responsibilities as administrator, FEIM has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Funds' LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Funds' LRMP includes: (1) no less than annual assessments of factors that influence each Fund's liquidity risk taking into account certain factors, as applicable, including each Fund's (i) investment strategy and liquidity of portfolio investments (during both normal and reasonably foreseeable stressed conditions), (ii) short-term and long-term cash flow projections (during both normal and reasonably foreseeable stressed conditions), and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources; (2) no less than monthly classifications of each Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; (3) a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); (4) potential establishment of a minimum percentage of a Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) (at present, however, each Fund invests primarily in "highly liquid" investments in the ordinary course, which means no such minimum threshold need be specified); and (5) reporting to the Funds' Board and/or to the SEC, as required.

At a meeting of the Board on September 9, 2021, the Board reviewed a written report prepared by FEIM (the "LRMP Report") addressing the operation, adequacy, and effectiveness of the Funds' LRMP, including any material changes to the LRMP for the period from the inception of the Funds' LRMP through December 31, 2020 (the "Reporting Period"). The LRMP Report stated that FEIM concluded that the Funds' LRMP was reasonably designed to assess and manage each Fund's liquidity risk and was adequately and effectively implemented during the Reporting Period. The LRMP Report also stated that FEIM concluded that each Fund's investment

First Eagle Funds | Annual Report | October 31, 2021

Board Review of Management's Liquidity Risk Management Program (unaudited)

strategy is appropriate for an open-end fund and that its cash management program is appropriately monitored by the investment management team. The LRMP Report noted those changes to the LRMP approved by the Board earlier in the Reporting Period.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by a Fund's investment portfolio, is found in each Fund's Prospectus and Statement of Additional Information.

First Eagle Funds | Annual Report | October 31, 2021

Tax Information

Fiscal Year Ended October 31, 2021 (unaudited)

Each Fund designates at the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2021, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Global Fund	96.76%	68.85%	$813,335,484
First Eagle Overseas Fund	86.58%	2.92%	11,881,902
First Eagle U.S. Value Fund	100%	100%	16,716,831
First Eagle Gold Fund*	36.96%	9.33%	—
First Eagle Global Income Builder Fund	52.10%	17.30%	14,334,311
First Eagle High Income Fund	—	—	—
First Eagle Fund of America	19.54%	16.90%	53,662,732
First Eagle Small Cap Opportunity Fund	5.90%	8.36%	—

*  First Eagle Gold Fund paid foreign taxes of $2,150,992 and recognized Section 853 foreign source income of $10,302,564. Pursuant to Section 853 of the Internal Revenue Code, First Eagle Gold Fund designates such amounts (or the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2021.

First Eagle Funds | Annual Report | October 31, 2021

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number, income, and assets
■ account balances, payment history, and account activity
■ credit history and credit scores
■ name, address, telephone number, occupation
■ online information, such as your IP address and data gathered from your browsing activity and location
■ information we encounter in public records in the ordinary course of business
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Funds | Annual Report | October 31, 2021

Privacy Notice

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	N/A
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	Yes	N/A
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	N/A

To limit our sharing	■ Call 800.334.2143 and indicate your desire to limit our sharing
■ Visit us online: www.feim.com/individual-investors or
■ Mail the form below
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.
Questions?	Call 800.334.2143 or go to www.feim.com/individual-investors

First Eagle Funds | Annual Report | October 31, 2021

Privacy Notice

#

Mail-in Form
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ❑ Apply my choices only to me	Mark any/all you want to limit:
❑ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑ Do not allow your affiliates to use my personal information to market to me.
❑ Do not share my personal information with nonaffiliates to market their products and services to me.
Name
Address

City, State, Zip
Account #
Mail to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO
64121-9324

#

What we do
How does the Trust protect my personal information?

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?	We collect your personal information, for example, when you
■ open an account, make transactions using your account, or deposit money
■ subscribe to receive information, submit an application, or otherwise submit a form containing personal information\
■ use our services online
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

First Eagle Funds | Annual Report | October 31, 2021

Privacy Notice

Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Affiliated companies include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, First Eagle Private Credit, LLC, First Eagle Private Credit Advisors, LLC and First Eagle Alternative Credit, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ Nonaffiliated third parties may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

First Eagle Funds | Annual Report | October 31, 2021

Privacy Notice

Other important information

Sharing of Personal Information with Nonaffiliated Third Parties

We will only share your personal information collected, as described above, with nonaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (nonaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Annual Report | October 31, 2021

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (Chair) (1 portfolio) and First Eagle Credit Opportunities Fund (Chair) (1 portfolio); Board Member, ViacomCBS, Inc.; Lead Trustee, Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Funds | Annual Report | October 31, 2021

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Peter W. Davidson | Trustee | December 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to 2019, Co-Founder and CEO, Aligned Intermediary, Inc.; prior to 2015, Executive Director, Loan Programs Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Director, Envision Solar International Inc.; Chairman, Summit Ridge Energy; Director, Beam Global (BEEM); Director, PulseESG; Member, Council on Foreign Relations; Chair, JM Kaplan Fund; Chairman, Greenwood Cemetery; Board Member, Saint Ann's School.

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); prior to May 2017, Trustee, World Monuments Fund.

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Funds | Annual Report | October 31, 2021

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College; Vice President and Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of The Blackstone Group, L.P. (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Funds | Annual Report | October 31, 2021

Additional Information (unaudited)

Interested Trustees(4)(5)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Chairman, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | September 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio) and First Eagle Credit Opportunities Fund (1 portfolio); Director, First Eagle Amundi; Director, SiriusPoint Group

(4)  Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.

(5)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds | Annual Report | October 31, 2021

Additional Information (unaudited)

Trustee Emeritus(6)

Jean-Marie Eveillard | Trustee Emeritus | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, First Eagle Variable Funds (1 portfolio); Director, Varenne Capital Partners (French money management firm); Board member, Perspective (South African money management firm); Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(7)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008

(6)  Mr. Eveillard, as Trustee Emeritus, is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2021

Additional Information (unaudited)

Officers(7)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Variable Funds from July 2015

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sheelyn Michael | Deputy General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Deputy General Counsel, First Eagle Variable Funds; prior to September 2014, Associate, Dechert LLP

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation; Treasurer, First Eagle Variable Funds from March 2016

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2021

Additional Information (unaudited)

Officers(7)—(continued)

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Thomas Meyer | Assistant Treasurer | April 2018 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born March 1982)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; prior to September 2017, Assurance Manager, Pricewaterhouse Coopers LLP; Assistant Treasurer, First Eagle Variable Funds from April 2018

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Funds' Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Annual Report | October 31, 2021

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts. Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the Fiscal years ended October 31, 2021 and October 31, 2020, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $492,900 and $460,650, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the fiscal years ended October 31, 2021 and October 31, 2020, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)	Tax Fees

In each fiscal year ended October 31, 2021 and October 31, 2020, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $538,050 and $508,050, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the fiscal years ended October 31, 2021 and October 31, 2020, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2021, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2021 and 2020.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable to this annual report.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, Principal Executive Officer

Date: January 4, 2022

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: January 4, 2022

*          Print the name and title of each signing officer under his or her signature.